Exhibit 2


                   REFUNDING AGREEMENT NO. 1
                   dated as of June 27, 1997

                             among

                         ESSL 2, INC.,
                     as Owner Participant,

                    W3A FUNDING CORPORATION,
                    as Funding Corporation,

                FIRST NATIONAL BANK OF COMMERCE,
                       as Owner Trustee,

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 1,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,
                and as Collateral Trust Trustee
       under Collateral Trust Indenture to be dated as of
     July 1, 1997, with the Lessee and Funding Corporation,

                         STANLEY BURG,
                as Individual Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 1,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,

                              and

                    ENTERGY LOUISIANA, INC.
          (formerly Louisiana Power & Light Company),
                           as Lessee

           This REFUNDING AGREEMENT NO. 1, dated as of June 27, 1997, among ESSL 2, INC., as Owner Participant (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Participation Agreement referred to below, as modified by
Schedule A-1 thereto), W3A FUNDING CORPORATION, as Funding Corporation, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity but solely as Owner Trustee, BANKERS TRUST COMPANY, as Corporate Indenture Trustee under the Indenture and as Collateral Trust Trustee under the Collateral Trust Indenture, STANLEY BURG, not in his individual capacity but solely as Individual Indenture Trustee under the Indenture, and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), as Lessee,

                      W I T N E S S E T H:

          WHEREAS, the parties to this Refunding Agreement, other than Funding Corporation and the Collateral Trust Trustee, are parties to Participation Agreement No. 1, dated as of September 1, 1989 (as the same may be amended, modified or supplemented from time to time, the "Participation Agreement"), among the Owner Participant, the Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Lessee; and

           WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided
Interest; and

           WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of Outstanding Bonds upon satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

          WHEREAS, the Lessee has requested such a refunding; and

           WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and the Value Schedules in connection with the issuance of any Refunding Bonds; and

           WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Outstanding Initial Series Bonds through the issuance of Refunding Bonds and other Additional Bonds (together, the "1997 Bonds") in amounts sufficient to redeem such Outstanding Initial Series Bonds and finance certain transaction expenses associated therewith and the premium thereon, and accordingly have agreed that the refunding contemplated by this Agreement will require certain amendments to the Transaction Documents; and

           WHEREAS, on June 20, 1997, at the direction of the Lessee and the Owner Participant, the Owner Trustee gave the Indenture Trustee notice of redemption of the Initial Series Bonds on July 17, 1997 (the "Refunding Date"), and the Indenture Trustee gave notice of such redemption to the Holders of such Bonds on June 27, 1997, which notice provided, in accordance with
Section 5.05 of the Indenture, that such redemption is conditional upon the receipt by the Indenture Trustee, on or prior to the Refunding Date, of money sufficient to pay the principal of, premium, if any, and interest on the Initial Series Bonds then outstanding and that, if such money shall not have been so received, said notice shall be of no force and effect and the Owner Trustee shall not be required to redeem such Outstanding Initial Series Bonds; and

            WHEREAS, the parties hereto wish to effect the refunding of the Outstanding Initial Series Bonds through a refunding transaction in which, among other things, Funding Corporation will issue Collateral Bonds to the public and will apply a portion of the proceeds thereof as a Refunding Loan for the account of the Owner Trustee for the refunding in whole of the Outstanding Initial Series Bonds and the payment of a portion of the premium related thereto, such loan to be evidenced by Additional Bonds issued by the Owner Trustee to or upon the order of Funding Corporation; and

            WHEREAS, the Lessee proposes to enter into an Underwriting Agreement, dated the date hereof (the "Refunding Underwriting Agreement"), with Funding Corporation, Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc. (the "Refunding Underwriters"); and

           WHEREAS, in connection with the aforesaid, it will be necessary for the Owner Participant, the Lessee, Funding Corporation, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee, subject to the conditions set forth herein, to enter into Amendment No. 1, dated as of July 1, 1997, to the Participation Agreement ("PA Amendment No. 1"), to make certain amendments and add certain provisions thereto; and

          WHEREAS, Section 10.01 of the Indenture provides, among other things, that the parties to the Indenture may, without consent of the Holders of any Bonds, execute a Series Supplemental Indenture in order to establish the terms of Additional Bonds and to make certain changes to the Indenture; and

           WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Indenture Trustee will execute Supplemental Indenture No. 2 to the Indenture, dated as of July 1, 1997 ("Supplemental Indenture No. 2"), providing, among other things, for the issuance of 1997 Bonds with the respective terms and conditions specified therein; and

          WHEREAS, Section 10.03 of the Indenture provides, among other things, that without the consent of the Holders of any Bonds, the Indenture Trustee (x) shall, upon receipt of a written instruction from the Lessee and the Owner Trustee, consent to certain amendments of the Facility Lease and (y) may join in certain amendments of the Participation Agreement; and

           WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Lessee intend to execute Lease Supplement No. 1 to the Facility Lease, dated as of July 1, 1997 ("Lease Supplement No. 1"), to make certain amendments to the Facility Lease; and

           WHEREAS, subject to the conditions set forth herein, the Owner Participant and the Lessee intend to execute Amendment No. 1, dated as of July 1, 1997 to the Tax Indemnification Agreement ("TIA Amendment No. 1") to amend certain provisions of the Tax Indemnification Agreement; and

           WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 1, will be adjusted to take into effect, among other things, the additional Tax Assumptions set forth in TIA Amendment No. 1 and the additional Pricing Assumptions set forth in Schedule 1 to PA Amendment No. 1;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                          ARTICLE ONE

                     REFUNDING TRANSACTIONS
1
1.11.          Agreement of Funding Corporation.

      Subject to the satisfaction or written waiver of the terms and conditions hereof and of Section 2 and 10(c) of the Participation Agreement, on the Refunding Date, Funding
Corporation  shall  make  a  Refunding  Loan  by  paying  to  the
Indenture Trustee for the account of the Owner Trustee immediately available funds in an amount equal to $174,000,000, and shall receive the Owner Trustee's 1997 Bonds to evidence such Refunding Loan, as described in Section 1.02. The proceeds of the Refunding Loan shall be paid directly to a special account established by the Owner Trustee with the Indenture Trustee and shall be applied as set forth in Section 1.02.

1.12.           Issuance  of  Refunding Bonds; Additional  Equity
Investment; Application of Proceeds.

      Subject to the satisfaction or written waiver of the terms and conditions hereof and of Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture, on the Refunding Date: (a)(i) the Lessee, the Owner Participant, Funding Corporation, the Owner Trustee, the Indenture Trustee, the Individual Indenture Trustee and the Collateral Trust Trustee shall enter into PA Amendment No. 1, (ii) the Lessee and the Lessor shall enter into Lease Supplement No. 1, (iii) the Owner Trustee, the Indenture Trustee and the Individual Indenture Trustee shall enter into Supplemental Indenture No. 2, (iv) the Lessee, Funding Corporation and the Collateral Trust Trustee shall enter into the Collateral Trust Indenture and, subject to satisfaction of the conditions therein set forth, Supplemental Indenture No. 1 thereto ("Collateral Trust Supplement"), and (v) the Lessee and the Owner Participant shall enter into TIA Amendment No. 1; and (b)(i) the Owner Participant shall pay to the Owner Trustee an additional equity investment of $2,890,148.32 ("Additional Equity Investment"), (ii) the Lessee shall make a Supplemental Rent payment in the amount of $741,105.63; and (iii) the Owner Trustee shall issue the 1997 Bonds in the principal amount of $174,000,000 and apply the
Refunding Loan, the Additional Equity Investment and the Supplemental Rent payment to redeem the Initial Series Bonds then Outstanding maturing in 2005 ("Series 2005 Bonds") for an amount equal to 102.060% of the outstanding principal amount thereof (such outstanding principal amount being $73,344,000) plus accrued interest thereon and to redeem the Initial Series Bonds then Outstanding maturing in 2017 ("Series 2017 Bonds") for an amount equal to 106.402% of the outstanding principal amount thereof (such outstanding principal amount being $95,896,000) plus accrued interest thereon. The Owner Participant shall pay the Additional Equity Investment and the Lessee shall pay the Supplemental Rent payment directly to the special account established by the Owner Trustee with the Indenture Trustee. Upon receipt of the Refunding Loan in the aggregate principal amount of $174,000,000 and the payments of the Owner Participant and the Lessee described above, the Indenture Trustee, at the direction of the Owner Trustee shall (i) authenticate and deliver the 1997 Bonds of the series and in the aggregate principal amount of the Refunding Loan, and bearing interest at the rates per annum and having such other terms and conditions as set forth in Supplemental Indenture No. 2, and (ii) apply the Refunding
Portion  of  the  Refunding Loan and the payments  of  the  Owner
Participant and the Lessee pursuant to clause (b) of this paragraph to the redemption of the Series 2005 Bonds and Series 2017 Bonds then outstanding. Upon issuance of the 1997 Bonds to Funding Corporation, Funding Corporation shall pledge such 1997 Bonds in accordance with the terms of the Collateral Trust Indenture.

1.13.          Implementation.

     (a) Forms. The forms of PA Amendment No. 1, Supplemental Indenture No. 2, Lease Supplement No. 1, the Collateral Trust Indenture, the Collateral Trust Supplement and TIA Amendment No. 1 are attached hereto as Exhibits A, B, C, D, E and F, respectively.

     (b) Obligations of the Owner Participant. The Owner Participant hereby directs the Owner Trustee to execute and deliver this Refunding Agreement and, subject to the terms and conditions of Sections 2(b) and 10(c) of the Participation
Agreement and Section 2.05 of the Indenture, the Owner Participant hereby agrees that, on the Refunding Date, it will direct the Owner Trustee to (i) execute and deliver PA Amendment No. 1, Supplemental Indenture No. 2 and Lease Supplement No. 1 (collectively, with this Refunding Agreement and TIA Amendment No. 1, the "Refunding Documents") in substantially the forms of Exhibits A, B and C hereto, respectively, (ii) instruct the Indenture Trustee to consent to Lease Supplement No. 1, (iii) execute the 1997 Bonds as contemplated by the Refunding Documents and request the Indenture Trustee (x) to authenticate and deliver the 1997 Bonds pursuant to Section 2.05 of the Indenture and
(y) in view of the fact that Funding Corporation is to pledge such 1997 Bonds to the Collateral Trust Trustee, cause such 1997 Bonds to be delivered directly to, and registered in the name of, the Collateral Trust Trustee, and (iv) execute and deliver all other agreements, instruments and certificates contemplated by the Transaction Documents and the Refunding Documents.

     (c) Instruction and Consent. Subject to satisfaction of the terms and conditions of Sections 2(b) and 10(c) of the Participation Agreement and Section 2.05 of the Indenture, (x) in accordance with Section 10.03(a) of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent, effective as of the Refunding Date, to Lease Supplement No. 1, and the Indenture Trustee hereby so consents, and (y) in accordance with Section 10.01 and 10.03 of the Indenture, the Owner Trustee and the Indenture Trustee hereby consent and agree to execute and deliver PA Amendment No. 1 and Supplemental Indenture No. 2 on the Refunding Date. The Lessee consents to the execution and delivery of Supplemental Indenture No. 2 by the Owner Trustee and the Indenture Trustee on the Refunding Date.

     (d) Recordations and Filings. The Lessee shall cause to be made the recordations and filings set forth in Schedule 1 hereto on or prior to the Refunding Date and represents that such filings and recordations are all the recordations and filings necessary to preserve, protect and perfect the Owner Trustee's right, title and interest in and to the Undivided Interest, the Ground Lease Property and under the Facility Lease, as amended by Lease Amendment No. 1, and the security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended by Supplemental Indenture No. 2.

     (e) Funding Corporation Consent. Pursuant to the Collateral Trust Indenture, Funding Corporation shall assign to the Collateral Trust Trustee on the Refunding Date all of Funding Corporation's right, title and interest in and to the 1997 Bonds, as security for Funding Corporation's obligations under the related Refunding Collateral Bonds (as hereinafter defined) and under the Collateral Trust Indenture. Accordingly, Funding Corporation hereby consents to the Owner Trustee's issuance of the 1997 Bonds directly to the Collateral Trust Trustee.

     (f) Promissory Note; First Mortgage Bonds. The Lessee and the Owner Participant agree that a replacement Promissory Note in the amount of $109,288,603.42, dated the Refunding Date and reflecting the revisions to the Value Schedules contemplated by Lease Supplement No. 1 shall be delivered to the Owner Participant in exchange for the Promissory Note dated September 28, 1989 as contemplated by the last sentence of Section 16(a)(3) of the Participation Agreement. In addition, the Owner Participant shall surrender to the Lessee for retirement and cancellation First Mortgage Bonds as contemplated by the last sentence of Section 16(e)(4) of the Participation Agreement.

     (g) Terms of 1997 Bonds. In accordance with Section 2(b) of the Participation Agreement, the Lessee hereby gives the Owner Participant irrevocable notice that the terms of the 1997 Bonds shall be as set forth in Exhibit B hereto. The Owner Participant hereby agrees to accept a notice period of fewer than five Business Days as contemplated by Section 2(b) of the Participation Agreement.


                          ARTICLE TWO

              CONDITIONS TO REFUNDING TRANSACTIONS
2
2.11. Conditions to Obligations of Funding Corporation and Lessee.

      The  respective obligations of Funding Corporation and  the
Lessee  to take the actions specified in Sections 1.01  and  1.02 are subject to the satisfaction on or before the Refunding Date of the following conditions:

          (i) the Refunding Underwriting Agreement relating to the offer and sale to the public of $307,632,000 aggregate principal amount of Secured Lease Obligation Bonds of Funding Corporation (the "Refunding Collateral Bonds") shall have been executed and delivered;

          (ii) the Refunding Underwriters shall have purchased the Refunding Collateral Bonds pursuant to the Refunding Underwriting Agreement; and

          (iii) the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and in the Refunding Underwriting Agreement shall have been satisfied or waived in writing.

2.12.           Conditions  Precedent  to  Obligations  of  Owner
Participant and Lessee.

      The obligations of the Owner Participant and the Lessee to take the actions specified in Article One hereof on the Refunding
Date shall be subject to the following conditions precedent:

                      (i)   each   of  the  representations   and
          warranties of the Lessee set forth in Section  9(a)(1),
          (2),  (3), (4), (5), (10), (11), (12), (15), (16), (19)
          and  (20) of the Participation Agreement shall be  true
          and  correct  as of the Refunding Date,  provided  that
          (a) all references therein to Closing Date shall be deemed to mean the Refunding Date, (b) the term Disclosure Documents shall be deemed to mean Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the
          Securities Exchange Act prior to the date of the execution and delivery of the Refunding Agreement, and
          (c) the references in clause (10) to June 30, 1989 shall be deemed to mean the last day of the fiscal quarter for which the most recent Quarterly Report on Form 10-Q has been filed with the SEC; and Lessee shall have delivered a certificate to such effect to the Owner Participant; and

                     (ii)            each  of the representations
          and  warranties of the Owner Participant set  forth  in
          Section 6(a)(1), (2), (3), (4), (5), (7) and (9) of the
          Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and the Owner Participant shall have delivered a certificate to such effect to the Lessee;

                     (iii)           each  of the representations
          and  warranties of FNBC and Owner Trustee set forth  in
          Section 7(a)(1), (2), (3), (4), (5), (6), (7), (8), (9)
          and (10) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and FNBC and the Owner Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (iv)            each  of the representations
          and warranties of IT and the Indenture Trustee set forth in Section 8(a) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and IT and the Indenture Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                      (v)   each   of  the  representations   and
          warranties of Funding Corporation set forth in Section 8A of the Participation Agreement shall be true and correct and Funding Corporation shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (vi)            each  of the representations
          and warranties of the Collateral Trust Trustee set forth in Section 8B of the Participation Agreement shall be true and correct and the Collateral Trust Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (vii)           the  Refunding  Underwriting
          Agreement shall have been executed and delivered;

                     (viii)          the  Refunding  Underwriters
          shall have purchased the Refunding Collateral Bonds pursuant to the Refunding Underwriting Agreement; and

                     (ix)            the conditions set forth  in
          Sections 2(b) and 10(c) of the Participation Agreement shall have been satisfied or waived in writing;

provided, however, that the obligations of the Lessee shall not be subject to the conditions set forth in clause (i) above and the obligations of the Owner Participant shall not be subject to the conditions set forth in clause (ii) above.

2.13.     Conditions to Obligation of Owner Trustee.

     The obligation of the Owner Trustee to issue and deliver the 1997 Bonds on the Refunding Date to the Collateral Trust Trustee, as assignee of Funding Corporation, in consideration of the Refunding Loan is subject to (x) the simultaneous performance by Funding Corporation of its obligations under Article One and the payment by the Owner Participant and the Lessee of the amounts provided in Section 1.02, (y) the satisfaction on or before the Refunding Date of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture to the obligation of the Owner Trustee to participate in the transactions contemplated by this Refunding Agreement, and
(z) receipt by the Owner Trustee of a direction from the Owner Participant in conformance with Section 1.03.

2.14.     Conditions to Obligation of Indenture Trustee.

      The obligation of the Indenture Trustee to take the action specified in Section 1.02 is subject to the satisfaction on or before the Refunding Date of the conditions set forth in Section
2.05 of the Indenture.


                         ARTICLE THREE

                       REFUNDING EXPENSES
3
3.11.     Refunding Expenses.

     (a) Subject to the provisions of this Section 3.01, solely from funds provided by the Owner Participant, the Owner Trustee hereby agrees that it will pay when due, or reimburse any Person who has previously paid, the Lessor's Percentage (as defined in Section 13(a) of the Participation Agreement) of the following costs and expenses ("Refunding Expenses") without duplication of amounts payable with respect to any other refunding of bonds on the Refunding Date utilizing the proceeds of the Refunding Collateral Bonds:

                     (i) the reasonable legal fees  and
          disbursements   of  the  Owner  Participant's
          Special  Counsel (in an amount not to  exceed
          the amount agreed to by the Owner Participant
          and  the  Lessee), the Owner's  Participant's
          Louisiana   Counsel,  the   Owner   Trustee's
          Counsel  (Louisiana and  New  York)  and  the
          Indenture   Trustee's   Counsel   for   their
          services rendered in connection with the execution and delivery of this Refunding
          Agreement and the other Refunding Documents;

                     (ii)            all  stenographic,
          printing,  reproduction, and other reasonable
          out-of-pocket expenses (other than investment
          banking   or  brokerage  fees)  incurred   in
          connection with the transactions contemplated
          by  the  Refunding Documents  and  all  other
          agreements, documents or instruments prepared
          in   connection   therewith  (including   all
          structuring   computations  and  computerized
          lease analysis and travel related costs);

                      (iii)            all   costs   of
          issuance  of the Refunding Collateral  Bonds,
          including, without limitation, the  costs  of
          preparing    the    Refunding    Underwriting
          Agreement, and all filing fees relating to any Registration Statement for the Refunding
          Collateral Bonds and the fees, expenses and disbursements of the law firms referred to in clause (i) above, and of counsel to the Refunding Underwriters, rating agency fees and the fees and commissions of the Refunding
          Underwriters;

                     (iv)            all  fees  of  the
          Owner Trustee and the Indenture Trustee in connection with the review, execution and delivery of this Refunding Agreement and the other Refunding Documents; and

                      (v)  any  other  fees,  expenses,
          disbursements and costs as the Lessee and the
          Owner  Participant  shall  have  agreed   are
          payable pursuant to this Section 3.01(a).

           Notwithstanding anything in this Section 3.01 to the contrary, the amount of Refunding Expenses payable by the Owner Trustee shall not exceed $1,805,305.43. Subject to the provisions of paragraphs (b) and (c) below, funds for the payment of Refunding Expenses will be provided by the Owner Participant and the Owner Trustee will promptly disburse funds for the payment of such expenses in accordance with written authorization from the Owner Participant.

     (b) Payments or reimbursements of Refunding Expenses shall be made (i) on the Refunding Date to the extent invoiced and approved by the Owner Participant on or prior to the Refunding Date, and (ii) to the extent not previously paid pursuant hereto as promptly as practicable, and in any event not later than 10 Business Days after being invoiced. Each party hereto shall use its best efforts to prepare, and cause any Person acting for it to prepare, and submit as soon as practicable and in any event not later than 30 days after the Refunding Date any invoice of such Person in respect of Refunding Expenses.

     (c) Notwithstanding anything in this Section 3.01 to the contrary, in the event the transactions contemplated by this Refunding Agreement shall not be consummated, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, Funding Corporation, the Owner Participant and the Collateral Trust Trustee with respect to all losses, costs and expenses whatsoever incurred by them as a result of the pursuit of such transactions, including, without limitation, all Refunding Expenses (which shall, in such an instance, be deemed to include, without limitation, all losses, costs and expenses whatsoever incurred by the Owner Participant pursuant to this Agreement and Section 7.01 of the Trust Agreement) unless, in the case of the Owner Participant, such failure to consummate shall result solely from the Owner Participant's default in making its investment as contemplated in Article One hereunder.

     (d) Furthermore, in the event that the Lessor's Percentage of the Refunding Expenses shall exceed the funds available to the Owner Trustee pursuant to paragraph (a) for the payment of Refunding Expenses, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, Funding Corporation, the Owner Participant and the Collateral Trust Trustee with respect to, all such excess Refunding Expenses.

     (e) Promptly after the payment of the Refunding Expenses, any adjustments to Basic Rent and the Value Schedules as are required by Section 3(e)(ii) of the Facility Lease shall be made.


                          ARTICLE FOUR

                         MISCELLANEOUS
4
4.11.     Execution.

           This  Refunding Agreement may be executed in  separate
counterparts, each of which when so executed and delivered  shall
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

4.12.     Governing Law.

           This Refunding Agreement shall be governed by, and be construed in accordance with, the laws of the State of New York.

4.13.     Concerning the Owner Trustee.

           FNBC is entering into this Refunding Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Notwithstanding anything herein to the contrary, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements of FNBC, but are made or undertaken solely for the purpose of binding only the Trust Estate, and nothing contained in this Refunding Agreement shall entitle any person to any claim against FNBC in its individual capacity or any of its assets.

          IN WITNESS WHEREOF, the parties hereto have caused this Refunding Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

                              ESSL 2, INC., as Owner Participant


                              By
                                   Name:
                                   Title:

                              W3A FUNDING CORPORATION


                              By
                                   Name:
                                   Title:

                              FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity but solely as Owner Trustee under the Trust
                              Agreement


                              By
                                   Name:
                                   Title:

                              BANKERS TRUST COMPANY, as Corporate
                              Indenture  Trustee  and  Collateral
                              Trust Trustee


                              By
                                   Name:
                                   Title:


                              STANLEY BURG, not in his individual
                              capacity  but solely as  Individual
                              Indenture Trustee

                              ENTERGY LOUISIANA, INC., as Lessee


                              By
                                   Name:
                                   Title:

                           SCHEDULE 1

                    Recordations and Filings

                        AMENDMENT NO. 1
                    dated as of July 1, 1997

                               to

                 PARTICIPATION AGREEMENT NO. 1
                 dated as of September 1, 1989

                             among

                         ESSL 2, INC.,
                      as Owner Participant

                    W3A FUNDING CORPORATION,
                     as Funding Corporation

                FIRST NATIONAL BANK OF COMMERCE,
                        as Owner Trustee

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 1,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,
                and as Collateral Trust Trustee
               under Collateral Trust Indenture
                    dated as of July 1, 1997
            with the Lessee and Funding Corporation,

                         STANLEY BURG,
                as Individual Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 1,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,

                              and

                    ENTERGY LOUISIANA, INC.
          (formerly Louisiana Power & Light Company),

                           as Lessee

           This AMENDMENT NO. 1, dated as of July 1, 1997 ("PA Amendment No. 1"), to PARTICIPATION AGREEMENT NO. 1, dated as of September 1, 1989, among ESSL 2, INC., as Owner Participant (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Participation Agreement, as modified by Schedule A-1 thereto), W3A FUNDING CORPORATION, as Funding Corporation, FIRST NATIONAL BANK OF COMMERCE, as Owner Trustee, BANKERS TRUST COMPANY, as Corporate Indenture Trustee under the Indenture and as Collateral Trust Trustee under the Collateral Trust Indenture, STANLEY BURG, as Individual Indenture Trustee under the Indenture, and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), as Lessee,

                      W I T N E S S E T H:

           WHEREAS, the parties to this PA Amendment No. 1, other than Funding Corporation and the Collateral Trust Trustee, are parties to Participation Agreement No. 1, dated as of September 1, 1989 (the "Participation Agreement"), among the Owner Participant, the Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Lessee; and

           WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided
Interest; and

           WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of Outstanding Bonds upon the satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

           WHEREAS, the Lessee, the Owner Participant, the Owner Trustee, Funding Corporation, the Indenture Trustee and the Collateral Trust Trustee have entered into the Refunding Agreement, dated as of July 1, 1997, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds, to provide funds to redeem the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith; and

           WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Outstanding Initial Series Bonds through the issuance of Additional Bonds (including refunding Bonds) and Collateral Bonds in amounts sufficient to finance certain transaction expenses associated with the refinancing and the premium on the Initial Series Bonds, and accordingly have agreed that the refunding contemplated by the Refunding Agreement will require certain amendments to the Transaction Documents; and

           WHEREAS, the parties hereto wish (x) to amend the Participation Agreement to provide for the utilization of Funding Corporation in connection with the refunding of Bonds, and (y) to effect the refunding of the Outstanding Initial Series Bonds through a refunding transaction in which, among other things, Funding Corporation will issue Collateral Bonds to the public and will apply a portion of the proceeds thereof as a Refunding Loan for the account of the Owner Trustee for the refunding in whole of the Outstanding Initial Series Bonds and for the payment of certain expenses incurred in connection therewith, such loan to be evidenced by Additional Bonds issued by the Owner Trustee to or upon the order of Funding Corporation; and

           WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 1, have been adjusted to take into effect, among other things, the additional Tax Assumptions set forth in TIA Amendment No. 1 and the additional Pricing Assumptions set forth in Schedule 2 hereto;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                          ARTICLE ONE

                          AMENDMENTS
1
1.11.          Amendments.

     (a)  The Participation Agreement is hereby amended by adding
Funding Corporation and the Collateral Trust Trustee as parties thereto. The Participation Agreement is further amended in the following respects:

     (b) The first sentence of Section 1 is deleted and the following inserted in lieu thereof:

           "For the purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A hereto as modified by Schedule A-1 thereto."

     (c) Section 2 is amended by deleting paragraphs (b), (c) and (d) and inserting the following in lieu thereof:

     (b) Refunding of Bonds. (1) Subject to satisfaction of the conditions set forth in this Section 2 and
     Section 10(c), Section 2.05 of the Indenture and the terms of the Refunded Bonds (as defined below), the Lessee shall have the right to request the Owner Trustee to, and upon any such request the Owner Trustee shall, take such steps as may be necessary to refund in whole or in part any Bonds then Outstanding (the
     "Refunded  Bonds"),  including  the  issuance  on   any
     Refunding Date of one or more series of Additional Bonds (any such Additional Bonds with respect to which the proceeds are used to refund the Refunded Bonds being hereinafter referred to as the "Refunding Bonds") in an aggregate principal amount equal to such Refunded Bonds; provided, however, that unless the Owner Participant shall have consented thereto, the Lessee shall not exercise the right granted in this Section 2(b) on more than six occasions. In addition, subject to the terms of the Indenture and Section 10(c), the Lessee may require the Owner Trustee to issue Additional Bonds and to use the proceeds thereof to finance (x) all fees, expenses, disbursements and costs (including legal and other professional fees and expenses) incurred by the Owner Participant, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee (to the extent that the Lessee is liable therefor pursuant to Section 13(c)) in connection with any refunding pursuant to this Section 2(b) and (y) all fees, expenses, disbursements and costs incurred by the Lessee in connection with any such refunding pursuant to this Section 2(b), including, without limitation, the costs of preparing any related underwriting agreement and registration statement, all filing fees relating to any such registration statement, the fees, expenses and disbursements of counsel to any underwriters of the Additional Bonds, rating agency fees, and the fees and commissions of the underwriters of such Additional Bonds (including the Refunding Bonds).

          (2) Subject to satisfaction of the conditions set forth in this Section 2 and Section 10(c) and Section
     2.04 of the Collateral Trust Indenture, the Lessee shall have the right to request Funding Corporation to issue Collateral Bonds in connection with the issuance of Additional Bonds pursuant to this Section 2(b), and upon such request, on any Refunding Date, Funding Corporation shall issue and sell Collateral Bonds and lend the proceeds thereof to the Owner Trustee in an amount (a "Refunding Loan") equal to the aggregate principal amount of the related Additional Bonds;
     provided, however, that unless the Owner Participant shall have consented thereto, the Lessee shall not exercise the right granted in this Section 2(b) on more than six occasions. The Owner Trustee's obligation to repay a Refunding Loan shall be evidenced by one or more Additional Bonds, issued to or upon the order of Funding Corporation and pledged to the Collateral Trust Trustee as security for the related Collateral Bonds, which Additional Bonds shall be in an aggregate principal amount equal to the Refunding Loan. Not less than three Business Days prior to the Refunding Date, Funding Corporation and Lessee shall deliver to the Owner Participant and the Owner Trustee a certificate setting forth the terms of the Additional Bonds which Lessee may determine as provided below. Anything herein to the contrary notwithstanding, the Lessee shall be under no obligation whatsoever to utilize Funding Corporation or cause the issuance of Collateral Bonds in connection with any refundings contemplated by this Section 2(b).

           (3) The refundings contemplated by this Section 2(b) shall be effected at the request of the Lessee given in writing to the Owner Participant at least 20 Business Days prior to the Refunding Date; provided, however, that (i) no such request shall be made or refunding shall occur while an Event of Default shall have occurred and be continuing, (ii) except as contemplated in Sections 3(d), 3(e) and 3(f) of the Facility Lease, Net Economic Return shall not be adversely affected thereby (or appropriate adjustments shall have been made or shall be made on the Refunding Date pursuant to Sections 3(e) and 3(f) of the Facility Lease to preserve Net Economic Return), and (iii) any modifications of the Transaction Documents (after giving effect to any adjustments pursuant to clause
     (ii) above) shall not, in the opinion of the Owner Participant's Special Tax Counsel, adversely affect the tax benefits contemplated by the Owner Participant in entering into the transactions contemplated by this Participation Agreement and the other Transaction Documents; and provided, further, that any notice of refunding given by the Lessee to the Owner Participant as contemplated by this sentence shall be revocable by the Lessee and shall be sufficient if such notice sets forth an approximate date on which a particular refunding is to occur; and provided, further, that the Lessee shall give the Owner Participant at least three Business Days' irrevocable notice prior to the Refunding Date of those terms of the Additional Bonds which the Lessee may determine as provided below. Subject to the conditions of this Section 2(b) and
     Section 10(c), the Owner Participant agrees to cooperate with the Lessee in order to accomplish the refundings requested by the Lessee.

           (4) In setting the terms of the Additional Bonds issued in connection with a refunding (including the Refunding Bonds), the Lessee, in its sole discretion, may determine the number of tranches of debt, the interest rates applicable thereto (reflective of actual market conditions) and the final maturities thereof (which shall be no later than July 2, 2017) and, based on such determination, the Owner Participant shall determine the principal amount, the sinking fund or amortization schedules and the average life applicable to all tranches of such Additional Bonds (provided that unless the Lessee shall have consented thereto the aggregate average life of all such Additional Bonds, together with the other Bonds which shall remain Outstanding, shall not vary from the aggregate average life reflected in the sinking fund schedule for the Initial Series Bonds by more than 18 months), so as to minimize the net present value of the Basic Rent payments by the Lessee over the Basic Lease Term, discounted on a semi-annual basis at an annual interest rate of 11 percent, while preserving Net Economic Return.

          (c) Reoptimization. Upon the occurrence of a Tax Law Change of the type referred to in subclause (C) of
     Section 3(e)(v) of the Facility Lease or any Tax Rate Change (and in addition to the reoptimization of any of the sinking fund or amortization schedules for the Bonds in connection with a refunding pursuant to
     Section 2(b)), subject to the satisfaction of the conditions set forth in Section 10(c) and this Section 2, the Owner Trustee, at the written request of the Lessee (with copies to be given to the Owner Participant and the Indenture Trustee), in the case of a Tax Law Change of the type referred to in this subsection (c), or at the written request of the Owner Participant (with copies to be given to the Lessee and the Indenture Trustee), in the case of a Tax Rate Change, given within two years after the date of such Tax Law Change or Tax Rate Change, as the case may be, shall reoptimize or cause the reoptimization of the sinking fund or amortization schedules for the Bonds of any series to the extent not inconsistent with the provisions, if any, of the Indenture and such Bonds and in accordance with, and in the manner contemplated by,
     Section 3 of the Facility Lease. Upon the receipt from the Owner Participant of the reoptimized sinking fund or amortization schedule for such Bonds and the other information referred to in Section 2.17 of the
     Indenture, together with verification thereof if requested by the Lessee pursuant to Section 3(f)(ii) of the Facility Lease, the Owner Trustee shall deliver to the Indenture Trustee an Owner Trustee Request pursuant to said Section 2.17. The Owner Trustee, the Indenture Trustee, the Collateral Trust Trustee and Funding Corporation may rely on any reoptimized sinking fund or amortization schedules and other information furnished by the Owner Participant.

           (d) Cooperation. Subject to the applicable conditions to their obligations herein provided, each of the Lessee, the Owner Trustee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee and Funding Corporation agrees that it will cooperate in connection with any refunding or reoptimization contemplated herein and enter into such additional agreements and such supplements or amendments to or consents under the Transaction Documents as may reasonably be requested to effectuate the transactions contemplated in connection with any such refunding or reoptimization.

     (d)  The following is added to the end of Section 6(b):

            (6)    No-Petition  Agreement.   Following   the
     issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, the Owner Participant agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the Owner Participant from otherwise participating in any such action initiated by any other person.

     (e)       Section 7(b) is amended as follows:

     (1) The introductory text of Section 7(b) is deleted and the following inserted in lieu thereof:

           (b) Agreements of FNBC and the Owner Trustee. FNBC agrees, in its individual capacity as set forth in clauses (1), (3) and, as to FNBC, (4), (6), (7) and
     (8), and the Owner Trustee agrees as set forth in clauses (2) and (5), and, as to the Owner Trustee, (4),
     (6), (7) and (8) below, that:

     (2)       The following is added to the end of Section 7(b):

            (8)    No-Petition  Agreement.   Following   the
     issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, each of FNBC and the Owner Trustee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit FNBC or the Owner Trustee from otherwise participating in any such action initiated by any other person.

     (f) The following is added to the end of Section 8(b):

            (3) No-Petition Agreement. Following the issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, each of the Corporate Indenture Trustee and the Individual Indenture Trustee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the corporate Indenture Trustee or the Individual Indenture Trustee from otherwise participating in any such action initiated by any other person.

     (g) The following is added immediately following Section 8:

     SECTION  8A.  Representations, Warranties and Agreements  of
     Funding Corporation.

     (a)     Representations   and   Warranties.     Funding
     Corporation represents and warrants that:

           (1) Due Organization. Funding Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted, own its properties, and enter into and perform its obligations under this Participation Agreement and each other Transaction Document to which it is a party. Funding Corporation has not failed to qualify to do business or be in good standing in any jurisdiction where failure to so qualify or be in good standing would materially and adversely affect its ability to perform any of its obligations under this Participation Agreement or any Transaction Document to which it is, or is to become on or before the Refunding Date, a party.

            (2) Due Authorization; Enforceability. The execution, delivery and performance by Funding Corporation of this Participation Agreement and each other Transaction Document to which it is or is to become on or before the Refunding Date a party have been duly authorized by all necessary corporate action on the part of Funding Corporation and do not require the consent or approval of the stockholders of Funding Corporation. Each of this Participation Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by Funding Corporation and constitutes a legal, valid and binding agreement of Funding Corporation enforceable against it in accordance with its terms.

            (3) No Violation. Neither the execution, delivery or performance by Funding Corporation of this Participation Agreement or the other Transaction Documents to which it is or is to become a party on or before the Refunding Date a party, nor the consummation by Funding Corporation of the transactions contemplated hereby and thereby, nor compliance by Funding Corporation with the provisions hereof and thereof, conflicts with, or results in the breach of any provision of, the Certificate of Incorporation or By-Laws of Funding Corporation or any indenture, mortgage or agreement to which Funding Corporation is a party or by which it or its property is bound, or contravenes any Federal, Delaware or New York law applicable to it or requires any Governmental Action with respect to Funding Corporation under any Federal, Delaware or New York law applicable to it. Funding Corporation is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act.

          (4) No Other Business. Except as contemplated by this Participation Agreement and the other Transaction Documents, Funding Corporation has not engaged in any business or activity of any type or kind whatsoever.

             (5)    Investment   Representations.    Funding
     Corporation will acquire each Bond to be acquired by it hereunder and under the Indenture solely for purposes of pledging such Bond to the Collateral Trust Trustee to secure Collateral Bonds issued from time to time under the Collateral Trust Indenture. Funding Corporation understands that no Bond to be acquired by it hereunder or under the Indenture will have been registered under the Securities Act and that each such Bond will bear the legend set forth in Section 2.08 of the Indenture.

     (b)  Agreements.  Funding Corporation agrees that:

            (1)   Transfers  of  Bonds.   Any  transfer   or
     assignment of any Bond acquired by it or of all or any part of Funding Corporation's interest hereunder or under any other Transaction Document shall be effected in compliance with the registration requirements of the Securities Act, or pursuant to an exemption therefrom, and on the express condition that the transferee, assignee or participant shall agree to be bound by the terms and provisions hereof and thereof. Funding Corporation will not sell, exchange or transfer any Bond to any other Person (other than to the Collateral Trust Trustee) unless (i) it shall have received the prior written consent of the Owner Participant and (ii) such transferee delivers to the Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee a representation and warranty (and an opinion of counsel satisfactory to each such Person) to the effect that neither the transfer of such Bond to, nor the ownership of such Bond by, such transferee will cause such transferee, or any such Person, to be engaged in a "prohibited transaction", as defined in
     Section 406 of ERISA or Section 4975 of the Code, which is not at such time subject to an exemption contained in ERISA or in the rules, regulations, releases or bulletins adopted thereunder.

           (2) Redemption of Collateral Bonds. Except as provided in the Transaction Documents, Funding Corporation will not refinance or optionally redeem, purchase or directly or indirectly acquire any Collateral Bond issued in connection with any Bond without the prior written consent of the Lessor and Lessee.

            (3)    Quiet   Enjoyment.   Funding  Corporation
     acknowledges Section 6(a) of the Facility Lease.

           (4) No Other Business. During such time as any Bond acquired by it is Outstanding and held by the Collateral Trust Trustee as security for its obligations, Funding Corporation will not (i) engage in any business or activity other than as contemplated by the Transaction Documents, or (ii) amend or engage in any activity or take any action not permitted by Article THIRD, FOURTH or SIXTH of its Certificate of Incorporation, as in effect on the date of execution and delivery hereof, without, in each case, the consent of the Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee.

     (c) Agreements with the Indenture Trustee. Funding Corporation hereby (i) acknowledges and agrees that, in connection with this Participation Agreement, the
     Indenture Trustee shall have the benefits and protections of Article Eight of the Indenture and (ii) agrees that, to the extent it becomes a Holder, in the event of a conflict between the provisions of this Participation Agreement and the Indenture, the Indenture Trustee shall, as between the Indenture Trustee and Funding Corporation, be fully protected in relying on the express terms of the Indenture.

     (h)  The following is added immediately following Section
8A:

      SECTION  8B.  Representations and Warranties of  Collateral
Trust Trustee.

           The Collateral Trust Trustee represents and warrants that:

          (a) Due Organization. The Collateral Trust Trustee is duly organized and validly existing in good standing under the laws of the State of New York and has the power and authority and legal right to enter into and perform its obligations under the Collateral Trust Indenture, this Participation Agreement, the Refunding Agreement and each other Transaction Document to which it is a party.

           (b) Due Authorization. The execution, delivery and performance by the Collateral Trust Trustee of the Collateral Trust Indenture, this Participation Agreement, the Refunding Agreement and each other Transaction Document to which the Collateral Trust Trustee is a party have been duly authorized by all necessary corporate action of the Collateral Trust Trustee and each has been duly executed and delivered by the Collateral Trust Trustee.

           (c) Execution; Authentication of Bonds. (i) Each of the Collateral Trust Indenture, this Participation Agreement, the Refunding Agreement and each other Transaction Document to which the Collateral Trust Trustee is a party has been duly executed and delivered by the Collateral Trust Trustee and constitutes the legal, valid and binding agreement of the Collateral Trust Trustee, enforceable against the Collateral Trust Trustee in accordance with its terms; and (ii) each officer of the Collateral Trust Trustee who shall authenticate any
     Refunding Collateral Bond to be issued pursuant to the Collateral Trust Indenture shall be, at the time of such authentication, a Responsible Officer.

     (i)       Section 9 is amended as follows:

     (1) 9(a)(5) is amended by deleting clause (ii) of the first paragraph thereof and inserting the following in lieu thereof:

     (ii) as, on or before any Refunding Date or Reoptimization Date, in the case of Governmental
     Actions required in connection with the issuance of Bonds and Collateral Bonds on any such date, will have been duly obtained, given or accomplished, with true copies thereof delivered to the Owner Participant and the Indenture Trustee;

     (2) Section 9(b)(1) is amended by adding the words "and the Collateral Trust Trustee" after the words "the Owner Trustee" in the first parenthetical thereof.

     (3) Section 9(b)(2) is amended by adding the words "the Collateral Trust Trustee" immediately after the words "Owner
Participant" after each place where the words "Owner Participant" appear.

     (4)  Section 9(b)(3) is amended by (A) deleting subparagraph
(iv) and inserting the following in lieu thereof:

           (iv) Bonds and Collateral Bonds. The Lessee will not, nor will it permit any of its Affiliates to, acquire, directly or indirectly, any of the bonds or Collateral Bonds, or any interest therein, without the written consent of the Owner Participant; provided, however, that the Lessee may purchase Collateral Bonds for application in accordance with the sinking fund provisions of the Collateral Trust Indenture so long as
     (A) the amount of Collateral Bonds held at any time by the Lessee (and any Affiliates) does not exceed the sum of the amounts due as Basic Rent for the next two consecutive Basic Rent Payment Dates and (B) none of the Collateral Bonds purchased are held by the Lessee (or any Affiliate) for a period in excess of 12 months.

and (B) adding the following to the end thereof:

     (xviii) No-Petition Agreement. Following the issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, the Lessee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the Lessee from otherwise participating in any such action initiated by any other person.

     (j)       Section 10(c) is amended as follows:

     (1) The introductory text of Section 10(c) is deleted and the following inserted in lieu thereof:

           (c) Conditions to Refunding or Reoptimization. In addition to the limitations set forth in Section 2(b) or 2(c), as the case may be, the obligation of the Owner Participant and, if Funding Corporation is being utilized in connection therewith, Funding Corporation to participate in a refunding or reoptimization of any Outstanding Bonds shall be subject to the fulfillment on or before the applicable Refunding Date or Reoptimization Date of the following conditions precedent (but in the case of a reoptimization, only the conditions specified in clauses (3), (5), (6) and
     (8) below) (each instrument, document, certificate, opinion or other writing to be in form and substance satisfactory to the Owner Participant and, if applicable, Funding Corporation):

     (2) Paragraph (2) of Section 10(c) is deleted and the following inserted in lieu thereof:

           (2) Bonds and Collateral Bond Transactions. (A) If Funding Corporation is being utilized in connection with such refunding, Funding Corporation shall have received proceeds from the sale of Refunding Collateral Bonds in an amount sufficient to make the Refunding Loan; (B) the Indenture Trustee shall have received (x) the proceeds from the sale of Refunding Bonds or, if Funding Corporation is being utilized in connection with such refunding, the proceeds of the Refunding Loan, in either case in an amount sufficient to provide for payment in full of the principal of, premium, if any, and interest on the Refunded Bonds, together with any other amounts then due and owing pursuant to the Indenture and (y) from the Lessee (as a special payment of Basic Rent, if the Refunding Date shall be a date other than January 2 or July 2 of any year), an amount equal to the accrued interest on the Refunded Bonds from, and including, the later of the date thereof or the date to which interest thereon shall have been paid to, but excluding, the applicable Refunding Date; (C) the Owner Trustee shall have received the Bonds to be executed by it in accordance with Section 2(b) of this Participation Agreement together with instructions from the Owner Participant to execute and deliver the same, and the Owner Trustee shall have executed, and the Indenture Trustee shall have authenticated and delivered, the Refunding Bonds; and (D) if Funding Corporation is being utilized in connection with such refunding, the Collateral Trust Trustee, as pledgee of such Refunding Bonds issued to or upon the order of Funding Corporation, shall have accepted the applicable supplemental indenture to the Collateral Trust Indenture subjecting such Refunding Bonds to the lien thereof.

     (3) Paragraph (4) of Section 10(c) is deleted and the following inserted in lieu thereof:

           (4) Registration Statement. If the Additional Bonds or Refunding Collateral Bonds will be sold in a public offering, the Owner Participant and the Owner Trustee shall have received an Officers' Certificate of the Lessee, dated the applicable Refunding Date, to the effect that, on the date it becomes effective and on the Refunding Date, the Registration Statement relating to such Additional Bonds or Collateral Bonds did not and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the
     circumstances   under  which  they   were   made,   not
     misleading.

     (4) Paragraph (5) of Section 10(c) is deleted and the following inserted in lieu thereof:

           (5) Opinions of Counsel. The Owner Participant, the Owner Trustee and the Indenture Trustee shall have received favorable opinions of the Owner Participant's Special Counsel, Owner Trustee's Counsel, Owner Participant's Special Louisiana Counsel, Lessee's Counsel, Lessee's Special Counsel, and, if Funding Corporation is being utilized in connection with a refunding, Reid & Priest LLP, counsel to Funding Corporation, each dated the applicable Refunding Date or Reoptimization Date, and addressing such matters relating to the transactions in connection with the Refunding Bonds to be issued on such date, or, in the case of a reoptimization, the adjustments to the sinking fund or amortization schedules of Outstanding Bonds to take place on such date, as the Owner Participant, the Owner Trustee or the Indenture Trustee may reasonably request. The Owner Participant shall have also received an opinion of Owner Participant's Special Tax Counsel, dated the applicable Refunding Date or Reoptimization Date, and addressed to the Owner Participant, that the issuance of the Refunding Bonds to be issued and the consummation of the other transactions to be consummated on such date shall not result in any adverse tax consequences to the Owner Participant. Notwithstanding the foregoing provisions of this Section 10(c)(5), on any Reoptimization Date which is not a Refunding Date, the opinions of Owner Trustee's Counsel and Owner Participant's Special Louisiana Counsel shall not be required.

     (5) Paragraph (6) of Section 10(c) is amended by inserting the words "or Collateral Bond" immediately after the word "Bond".

     (6) Paragraphs (7) and (8) of Section 10(c) are deleted and the following inserted in lieu thereof:

           (7) Receipt of Documents. The Owner Participant and the Owner Trustee shall have received copies of, and shall be entitled to rely upon, all documents, certificates, agreements and opinions furnished by or on behalf of the Lessee and, if applicable, Funding Corporation pursuant to the Underwriting Agreement. If Funding Corporation is being utilized in connection with such refunding, Funding Corporation and the Collateral Trust Trustee shall have received copies of all documents previously delivered to the Indenture Trustee pursuant to Section 10(a).

           (8) Representations and Warranties. In the case of Funding Corporation, the representations and warranties of the Owner Participant, FNBC and the Owner Trustee, and the Lessee set forth in subclauses (1) through (5), (7) and (9) of Section 6(a), subclauses
     (1) through (10) of Section 7(a), and subclauses (1) through (5), (10), (11), (12), (15), (16), (19) and
     (20) of Section 9(a), respectively, shall be true and correct on and as of the applicable Refunding Date with the same effect as though made on and as of such applicable Refunding Date (with all references to the Closing Date in such representations and warranties being deemed to refer to the applicable Refunding Date and all references to the Disclosure Documents being deemed to refer to the Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act on or prior to the applicable Refunding Date); in the case of the Owner Participant, the representations and warranties of FNBC and the Owner Trustee, Funding Corporation, if applicable, and the Lessee set forth in Sections 7(a), 8A(a) and subclauses (1) through (5),
     (10),  (11), (12), (15), (16), (19) and (20) of Section
     9(a), respectively, shall be true and correct on and as of the applicable Refunding Date with the same force and effect as though made on and as of such Refunding Date (with all references to the Closing Date being deemed to refer to the applicable Refunding Date and all references to the Disclosure Documents being deemed to refer to the Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act and prior to the applicable Refunding Date); the Owner
     Participant and, if Funding Corporation is being utilized in connection with such refunding, Funding Corporation shall have received appropriate certificates, dated the Refunding Date, to such effect (and, with respect to the matters set forth in paragraph (3) above); and the Owner Participant, FNBC and the Owner Trustee, the Indenture Trustee, the Lessee and, if applicable, Funding Corporation shall provide such additional representations and warranties as of the applicable Refunding Date as the Owner
     Participant or Funding Corporation shall reasonably request.

     (9) Satisfaction of Underwriting Agreement Conditions. The conditions to the obligations of Funding Corporation or the Owner Trustee, as the case may be, under the related Underwriting Agreement shall have been met or waived by Funding Corporation or the Owner Trustee, as the case may be.

     (k)       Section 12 is amended as follows:

          (1) The first paragraph of Section 12(a) is amended by (A) deleting clause (i) and inserting the following in lieu thereof:

                (i) Unit 3, the Undivided Interest, the
          Unit  3  Site,  the Waterford  Plant  or  the
          Waterford  Plant  Site or  any  part  of  any
          thereof,   the   Operating   Agreement,   the
          issuance  or  payment of  the  Bonds  or  the
          Collateral    Bonds,    this    Participation
          Agreement  or any other Transaction  Document
          or  any  Underwriting  Agreement  (including,
          without    limitation,    the    performance,
          nonperformance or enforcement of any  of  the
          obligations    and   terms    hereunder    or
          thereunder),

     ;   (B)   deleting  subclause  (E)  from  the  parenthetical
     immediately   preceding  the  proviso  and   inserting   the
     following in lieu thereof:

                (E) any claim of any Indemnitee incurred in the administration of this Participation Agreement or any other Transaction Document and not paid as Transaction Expenses or Refunding Expenses or included in Facility Cost and, if not included in Transaction Expenses or Refunding Expenses, the reasonable fees and disbursements of counsel and other professionals incurred in connection therewith.

     ; (C) deleting clause (3) in the proviso and inserting the following in lieu thereof:

                (3) for any Transaction Expense to be paid by the Owner Trustee pursuant to Section 13(a) or Refunding
          Expenses to be paid by the Owner Trustee pursuant to the Refunding Agreement,

     ; and (D) deleting clause (5) in the proviso and inserting the following in lieu thereof:

               (5) in the case of the Indenture Trustee, the Collateral Trust Trustee or Funding Corporation, for any Claim based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement or any document or agreement in connection with the sale of Additional Bonds or Collateral Bonds which is based upon information furnished to the Lessee or its agents by such party expressly for use therein,

     (2) The second paragraph of Section 12(a) is amended by deleting the second sentence and inserting the following in lieu thereof:

                Nothing contained in this Participation
          Agreement  shall be construed as constituting
          a  guaranty by the Lessee of the principal of
          or  premium, if any, or interest on the Bonds
          or  the  Collateral Bonds or of the  residual
          value   or   useful  life  of  the  Undivided
          Interest.

     (3) Section 12(b)(1) is amended by deleting clauses (iv) through (vii) in the second paragraph thereof and inserting the following in lieu thereof:

                (iv)  the Transaction Documents or  the
          issuance,  refunding or  refinancing  of  the
          Bonds or the Collateral Bonds pursuant to the
          Indenture  or the Collateral Trust Indenture,
          or  any other document executed and delivered
          in   connection  with  the  consummation   or
          confirmation of the transactions contemplated
          by   the   Transaction   Documents   or   any
          Indemnitee's   interest   in   any   of   the
          foregoing,   or   the  execution,   issuance,
          delivery, acquisition or subsequent transfer of any of the foregoing (other than with respect to a reoptimization of the Bonds at the request of the Owner Participant pursuant to Section 2(c)), (v) the Indenture Estate or the property, or the income or other proceeds received with respect to the property, held by the Indenture Trustee under the Indenture,
          (vi)  Franchise Taxes imposed  on  the  Owner
          Participant or the Lessor to the extent provided in Section 12(b)(3), (vii) any Taxes imposed on Funding Corporation, or (viii) otherwise with respect to or in connection with the transactions contemplated by the Transaction Documents.

     (4) Section 12(b)(2) is amended by (a) adding the words "or Refunding Expenses" immediately after the words "Transaction Expenses" in clause (xi) thereof, and (b) by substituting "," for the word "or" between "Lessor" and "Indenture Trustee" and by adding "or the Collateral Trust Trustee" after "Indenture Trustee" in clause (vi) thereof.

     (5)       The following is added to the end of Section 12:

                     (e)  Funding Corporation.  Section
          12(b)(2) shall not apply to any Tax imposed on Funding Corporation or the trust estate under the Collateral Trust Indenture.

     (l) Paragraph (c) of Section 13 is deleted and the following inserted in lieu thereof:

           (c) Post-Closing Expenses. The Lessee will pay (in addition to any amounts payable by it pursuant to
     Section 13(b)), as Supplemental Rent, (i) the ongoing fees, expenses, disbursements, administrative costs and other costs (including legal, accounting, pricing and other professional fees and expenses) of or incurred by the Owner Trustee, the Indenture Trustee, the Collateral Trust Trustee and the Owner Participant, including in connection with the issue, sale and purchase of Bonds and Collateral Bonds after the Closing Date, and (ii) all reasonable fees, expenses, disbursements and costs (including legal and other professional fees and expenses) incurred by the Owner Participant, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee in connection with (a) any Default, Event of Default, Indenture Default or Indenture Event of Default, (b) the entering into or giving or withholding of any amendment, modification, supplement, waiver, consent or other action with respect to any Transaction Document, (c) any Event of Loss, Deemed Loss Event, Financial Event or Inchoate Financial Event, (d) any transfer of all or any part of the right, title and interest of the Indenture Trustee in, to and under the Transaction Documents, (e) any transfer of all or any part of the right, title and interest of the Owner Trustee in the Undivided Interest or in, to and under the Transaction Documents (except to the extent arising from any transfer by the Owner Participant of its right, title and interest in, to and under any of the Transaction Documents or the Trust Estate pursuant to Section 14), (f) any Special Transfer, (g) any refunding or reoptimization pursuant to Section 2(b) or 2(c) (except to the extent (i) constituting Transaction Expenses or Refunding Expenses, (ii) that the fees, expenses, disbursements and costs of the Owner Participant in connection with any refunding or reoptimization which does not require the utilization of Funding Corporation or any amendment to the documents shall exceed $50,000, or (iii) arising from any reoptimization in connection with a Tax Rate Change), (h) any removal or replacement of the Owner Trustee and (i) any amendment to a Decommissioning Trust Agreement.

     (m)       Section 19 is amended and restated as follows:

     SECTION 19.  Notices, etc.

           All communications, notices and consents provided for herein shall be in writing, including telex, telecopy or other wire transmission containing a request for assurance of receipt in a manner typical with respect to communications of that type, or mailed by registered or certified mail, and shall be addressed (i) if to the Owner Participant, at the address for notices set forth on
     Schedule 1; (ii) if to FNBC or the Owner Trustee, at 210 Baronne Street, New Orleans, Louisiana, 70112, Attention:
     Corporate Trust Department; (iii) if to IT or the Indenture Trustee, Four Albany Street, New York, New York 10006,
     Attention: Corporate and Agency Group - Public Utilities Group; (iv) if to Funding Corporation, at c/o National Corporate Research, Ltd., 19 East Loockerman Street, Dover, Delaware 19901; (v) if to the Collateral Trust Trustee at Four Albany Street, New York, New York 10006, Attention:
     Corporate  and  Agency Group _ Public Utilities  Group;  and
     (vi) if to the Lessee, at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer, or at such other address as any party (or its successors or permitted assigns hereunder) hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto. All such communications, notices and consents given in the manner provided above shall be effective (x) if sent by telex, telecopy or other wire transmission, on the date of transmission thereof, or
     (y) if sent by mail, three Business Days after being mailed.

     (n) Schedule 5 to the Participation Agreement is amended to include the additional Pricing Assumptions set forth in Schedule
1 hereto.

     (o)      Schedule 7 to the Participation Agreement is hereby
amended  in  its  entirety to read as set  forth  in  Schedule  2 hereto.

     (p) Appendix A to the Participation Agreement is hereby amended as set forth in Schedule A-1 to Appendix A attached hereto.


                          ARTICLE TWO

                         MISCELLANEOUS
2
2.11.          Execution.

           This  PA  Amendment No. 1 may be executed in  separate
counterparts, each of which when so executed and delivered  shall
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

2.12.          Governing Law.

           This PA Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New
York.

2.13.          Concerning the Owner Trustee.

          FNBC is entering into this PA Amendment No. 1 solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements of FNBC, but are made and undertaken solely for the purpose of binding only the Trust Estate and nothing contained in this Participation Agreement shall entitle any person to any claim against FNBC in its individual capacity or any of its assets.

          IN WITNESS WHEREOF, the parties hereto have caused this PA Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized.

                              ESSL 2, INC., as Owner Participant

                              By
                                   Name:
                                   Title:

                              W3A FUNDING CORPORATION

                              By
                                   Name:
                                   Title:

                              FIRST NATIONAL BANK OF COMMERCE, not in
                              its individual capacity, but solely
                              as  Owner  Trustee under the  Trust
                              Agreement

                              By
                                   Name:
                                   Title:

                              BANKERS TRUST COMPANY, as Corporate
                              Indenture  Trustee  and  Collateral
                              Trust Trustee

                              By
                                   Name:
                                   Title:


                              STANLEY BURG, not in his individual
                              capacity  but solely as  Individual
                              Indenture Trustee

                              ENTERGY LOUISIANA, INC., as Lessee

                              By
                                   Name:
                                   Title:

                           Schedule 1

                       Pricing Assumptions



Basic Rent, Casualty Values and Special Casualty Values, as set forth in the Facility Lease, as amended by Lease Supplement No. 1, dated as of July 1, 1997, for dates occurring after the Refunding Date set forth below, have been computed on the basis of the following additional Pricing Assumptions which hereby supplement and amend Schedule 5 to the Participation Agreement:

3         Refunding Date:          July 17, 1997

4         Interest Rate and
          Amortization of
          1997 Bonds:              See Supplemental Indenture No. 2,
                                   dated as of July 1, 1997

5         Refunding  Expenses:     $1,805,305.43 paid by the Owner Trustee
                                   on the Refunding Date from funds provided by the Owner Participant (amortized on a straight-line basis during the period commencing on the Refunding Date and ending on the last day of the Basic
                                   Lease Term).

6         Accrued Interest:        $741,105.63 paid by the Owner Trustee on
                                   the Refunding Date from Supplemental Rent paid by the Lessee as interest from July 2, 1997 to the Refunding Date on the Initial
                                   Series Bonds which are redeemed on the
                                   Refunding Date.

7         Premium:                 $7,650,148.32 paid  by the Owner Trustee
                                   on the Refunding Date from a portion of the proceeds of the 1997 Bonds and the Additional Equity Investment in respect of the premium on the Initial Series Bonds redeemed on the Refunding Date.

8         1997 Bonds:              $174,000,000 issued by the Owner Trustee in
                                   accordance with the Refunding Agreement,
                                   Supplemental Indenture No. 2, dated as of
                                   July 1, 1997, and other Transaction
                                   Documents and not in excess of 105% of the outstanding principal amount of the Initial
                                   Series Bonds as of the Refunding Date.

9         Supplemental Rent:       $741,105.63 paid by the Lessee on the
                                   Refunding Date.

8.        Additional Equity
          Investment:              $2,890,148.32 funded  by the Owner
                                   Participant on  the Refunding Date.

9.        Owner Participant's
          Marginal Federal Tax
          Rate as of 1993:         35%

10.       Owner Participant's
          Marginal State Tax Rate
            - as of 1989:          17.53%
            - as of 1991:          17%

11.       Tax Payment Method
            - as of 1992:          93/7
            - as of 1993:          97/3
            - as of 1994:          100/0

                                                            SCHEDULE 7
                                                                TO
                                                           PARTICIPATION
                                                             AGREEMENT


                     MODIFIED CASUALTY VALUES


                Percentage of
    DATE        Facility Cost
 2 Oct 1989        15.35994164%
 2 Nov 1989        15.67239923%
 2 Dec 1989        15.98834854%
 2 Jan 1990        16.27355506%
 2 Feb 1990        19.01539796%
 2 Mar 1990        19.35692342%
 2 Apr 1990        19.69845726%
 2 May 1990        20.01316020%
 2 Jun 1990        20.33137994%
 2 Jul 1990        20.62250823%
 2 Aug 1990        25.61498436%
 2 Sep 1990        26.00822611%
 2 Oct 1990        26.37521478%
 2 Nov 1990        26.74630455%
 2 Dec 1990        27.12154124%
 2 Jan 1991        27.31715636%
 2 Feb 1991        27.66651744%
 2 Mar 1991        28.02084502%
 2 Apr 1991        28.36559785%
 2 May 1991        28.68613578%
 2 Jun 1991        29.01025571%
 2 Jul 1991        29.30993015%
 2 Aug 1991        29.61295371%
 2 Sep 1991        29.91936331%
 2 Oct 1991        30.20112951%
 2 Nov 1991        30.48604444%
 2 Dec 1991        30.77414330%
 2 Jan 1992        31.03739413%
 2 Feb 1992        31.30358679%
 2 Mar 1992        31.57275416%
 2 Apr 1992        31.83245501%
 2 May 1992        32.07777287%
 2 Jun 1992        32.32583215%
 2 Jul 1992        32.55937834%
 2 Aug 1992        32.79553440%
 2 Sep 1992        33.03432952%
 2 Oct 1992        33.25850801%
 2 Nov 1992        33.48519169%
 2 Dec 1992        33.71440857%
 2 Jan 1993        34.73018180%
 2 Feb 1993        34.95040875%
 2 Mar 1993        35.17309674%
 2 Apr 1993        35.39298907%
 2 May 1993        35.59854035%
 2 Jun 1993        35.80638866%
 2 Jul 1993        35.99976132%
 2 Aug 1993        36.19529492%
 2 Sep 1993        36.39301361%
 2 Oct 1993        36.57614346%
 2 Nov 1993        36.76131977%
 2 Dec 1993        36.94856544%
 2 Jan 1994        37.12110522%
 2 Feb 1994        37.29557313%
 2 Mar 1994        37.47199072%
 2 Apr 1994        37.64830163%
 2 May 1994        37.81097562%
 2 Jun 1994        37.97546749%
 2 Jul 1994        38.12619036%
 2 Aug 1994        38.27859756%
 2 Sep 1994        38.43270791%
 2 Oct 1994        38.57293325%
 2 Nov 1994        38.71472560%
 2 Dec 1994        38.85810249%
 2 Jan 1995        38.98747441%
 2 Feb 1995        39.11829207%
 2 Mar 1995        39.25057161%
 2 Apr 1995        39.38432938%
 2 May 1995        39.50527976%
 2 Jun 1995        39.62758175%
 2 Jul 1995        39.73694834%
 2 Aug 1995        39.84753711%
 2 Sep 1995        39.95936170%
 2 Oct 1995        40.05813380%
 2 Nov 1995        40.15800967%
 2 Dec 1995        40.25900166%
 2 Jan 1996        40.34682011%
 2 Feb 1996        40.43561992%
 2 Mar 1996        40.52541208%
 2 Apr 1996        40.61620765%
 2 May 1996        40.69565725%
 2 Jun 1996        40.77599469%
 2 Jul 1996        40.84486927%
 2 Aug 1996        40.91451353%
 2 Sep 1996        40.98493606%
 2 Oct 1996        41.04378493%
 2 Nov 1996        41.10329144%
 2 Dec 1996        41.16346294%
 2 Jan 1997        41.21194622%
 2 Feb 1997        41.26097131%
 2 Mar 1997        41.31054425%
 2 Apr 1997        41.36067117%
 2 May 1997        41.39640699%
 2 Jun 1997        41.43254216%
 2 Jul 1997        41.45412988%
 2 Aug 1997        43.87231565%
 2 Sep 1997        43.94356192%
 2 Oct 1997        44.00065311%
 2 Nov 1997        44.05838229%
 2 Dec 1997        44.11675659%
 2 Jan 1998        44.16083197%
 2 Feb 1998        44.20539988%
 2 Mar 1998        44.25046585%
 2 Apr 1998        44.29603542%
 2 May 1998        44.32699239%
 2 Jun 1998        44.35829530%
 2 Jul 1998        44.37482618%
 2 Aug 1998        44.39154179%
 2 Sep 1998        44.40844419%
 2 Oct 1998        44.41041364%
 2 Nov 1998        44.41240509%
 2 Dec 1998        44.41441879%
 2 Jan 1999        44.41441879%
 2 Feb 1999        44.41441879%
 2 Mar 1999        44.41441879%
 2 Apr 1999        44.41441879%
 2 May 1999        44.41441879%
 2 Jun 1999        44.41441879%
 2 Jul 1999        44.41441879%
 2 Aug 1999        44.41441879%
 2 Sep 1999        44.41441879%
 2 Oct 1999        44.41441879%
 2 Nov 1999        44.41441879%
 2 Dec 1999        44.41441880%
 2 Jan 2000        44.41441879%
 2 Feb 2000        44.41441879%
 2 Mar 2000        44.41441879%
 2 Apr 2000        44.41441879%
 2 May 2000        44.41441879%
 2 Jun 2000        44.41441879%
 2 Jul 2000        44.41441879%
 2 Aug 2000        44.41441879%
 2 Sep 2000        44.41441879%
 2 Oct 2000        44.41441879%
 2 Nov 2000        44.41441879%
 2 Dec 2000        44.41441879%
 2 Jan 2001        44.41441879%
 2 Feb 2001        44.41441879%
 2 Mar 2001        44.41441879%
 2 Apr 2001        44.41441879%
 2 May 2001        44.41441879%
 2 Jun 2001        44.41441879%
 2 Jul 2001        44.41441879%
 2 Aug 2001        44.41441879%
 2 Sep 2001        44.41441879%
 2 Oct 2001        44.41441879%
 2 Nov 2001        44.41441879%
 2 Dec 2001        44.41441879%
 2 Jan 2002        44.41441879%
 2 Feb 2002        44.41441879%
 2 Mar 2002        44.41441879%
 2 Apr 2002        44.41441879%
  2 May 2002       44.41441879%
  2 Jun 2002       44.41441879%
  2 Jul 2002       44.41441879%
  2 Aug 2002       44.41441879%
  2 Sep 2002       44.41441879%
  2 Oct 2002       44.41441879%
  2 Nov 2002       44.41441879%
  2 Dec 2002       44.41441879%
  2 Jan 2003       44.41441879%
  2 Feb 2003       43.01441879%
  2 Mar 2003       43.01441879%
  2 Apr 2003       43.01441879%
  2 May 2003       43.01441879%
  2 Jun 2003       43.01441879%
  2 Jul 2003       43.01671052%
  2 Aug 2003       41.61671052%
  2 Sep 2003       41.61671052%
  2 Oct 2003       41.61671052%
  2 Nov 2003       41.61671052%
  2 Dec 2003       41.61671052%
  2 Jan 2004       41.62131958%
  2 Feb 2004       41.39631958%
  2 Mar 2004       41.39631958%
  2 Apr 2004       41.39631958%
  2 May 2004       41.39631958%
  2 Jun 2004       41.39631958%
  2 Jul 2004       41.39631958%
  2 Aug 2004       41.39631958%
  2 Sep 2004       41.39631958%
  2 Oct 2004       41.39631958%
  2 Nov 2004       41.39631958%
  2 Dec 2004       41.39631958%
  2 Jan 2005       41.39631958%
  2 Feb 2005       41.37881958%
  2 Mar 2005       41.37881958%
  2 Apr 2005       41.37881958%
  2 May 2005       41.37881958%
  2 Jun 2005       41.37881958%
  2 Jul 2005       41.37881958%
  2 Aug 2005       41.36131958%
  2 Sep 2005       41.36131958%
  2 Oct 2005       41.36131958%
  2 Nov 2005       41.36131958%
  2 Dec 2005       41.36131958%
  2 Jan 2006       41.36131958%
  2 Feb 2006       41.08631958%
  2 Mar 2006       41.08631958%
  2 Apr 2006       41.08631958%
  2 May 2006       41.08631958%
  2 Jun 2006       41.08631958%
  2 Jul 2006       41.08631958%
  2 Aug 2006       40.81131958%
  2 Sep 2006       40.81131958%
  2 Oct 2006       40.81131958%
  2 Nov 2006       40.81131958%
  2 Dec 2006       40.81131958%
  2 Jan 2007       40.81131958%
  2 Feb 2007       40.48631958%
  2 Mar 2007       40.48631958%
  2 Apr 2007       40.48631958%
  2 May 2007       40.48631958%
  2 Jun 2007       40.48631958%
  2 Jul 2007       40.48631958%
  2 Aug 2007       40.16131958%
  2 Sep 2007       40.16131958%
  2 Oct 2007       40.16131958%
  2 Nov 2007       40.16131958%
  2 Dec 2007       40.16131958%
  2 Jan 2008       40.16131958%
  2 Feb 2008       39.56131958%
  2 Mar 2008       39.56131958%
  2 Apr 2008       39.56131958%
  2 May 2008       39.56131958%
  2 Jun 2008       39.56131958%
  2 Jul 2008       39.56131958%
  2 Aug 2008       38.96131958%
  2 Sep 2008       38.96131958%
  2 Oct 2008       38.96131958%
  2 Nov 2008       38.96131958%
  2 Dec 2008       38.96131958%
  2 Jan 2009       38.96131958%
  2 Feb 2009       37.71131958%
  2 Mar 2009       37.71131958%
  2 Apr 2009       37.71131958%
  2 May 2009       37.71131958%
  2 Jun 2009       37.71131958%
  2 Jul 2009       37.71312909%
  2 Aug 2009       36.46312909%
  2 Sep 2009       36.46312909%
  2 Oct 2009       36.46312909%
  2 Nov 2009       36.46312909%
  2 Dec 2009       36.46312909%
  2 Jan 2010       36.46676833%
  2 Feb 2010       35.21676833%
  2 Mar 2010       35.21676833%
  2 Apr 2010       35.21676833%
  2 May 2010       35.21676833%
  2 Jun 2010       35.21676833%
  2 Jul 2010       35.22655274%
  2 Aug 2010       33.97655274%
  2 Sep 2010       33.97655274%
  2 Oct 2010       33.97655274%
  2 Nov 2010       33.97655274%
  2 Dec 2010       33.97655274%
  2 Jan 2011       33.99255101%
  2 Feb 2011       31.59255101%
  2 Mar 2011       31.59255101%
  2 Apr 2011       31.59255101%
  2 May 2011       31.59255101%
  2 Jun 2011       31.59255101%
  2 Jul 2011       31.61435185%
  2 Aug 2011       29.21435185%
  2 Sep 2011       29.21435185%
  2 Oct 2011       29.21435185%
  2 Nov 2011       29.21435185%
  2 Dec 2011       29.21435185%
  2 Jan 2012       29.24202009%
  2 Feb 2012       26.84202009%
  2 Mar 2012       26.84202009%
  2 Apr 2012       26.84202009%
  2 May 2012       26.84202009%
  2 Jun 2012       26.84202009%
  2 Jul 2012       26.86207630%
  2 Aug 2012       24.46207630%
  2 Sep 2012       24.46207630%
  2 Oct 2012       24.46207630%
  2 Nov 2012       24.46207630%
  2 Dec 2012       24.46207630%
  2 Jan 2013       24.47443542%
  2 Feb 2013       23.27443542%
  2 Mar 2013       23.27443542%
  2 Apr 2013       23.27443542%
  2 May 2013       23.27443542%
  2 Jun 2013       23.27443542%
  2 Jul 2013       23.28679453%
  2 Aug 2013       22.08679453%
  2 Sep 2013       22.08679453%
  2 Oct 2013       22.08679453%
  2 Nov 2013       22.08679453%
  2 Dec 2013       22.08679453%
  2 Jan 2014       22.09915365%
  2 Feb 2014       20.59915365%
  2 Mar 2014       20.59915365%
  2 Apr 2014       20.59915365%
  2 May 2014       20.59915365%
  2 Jun 2014       20.59915365%
  2 Jul 2014       20.61304907%
  2 Aug 2014       19.11304907%
  2 Sep 2014       19.11304907%
  2 Oct 2014       19.11304907%
  2 Nov 2014       19.11304907%
  2 Dec 2014       19.11304907%
  2 Jan 2015       19.12849797%
  2 Feb 2015       17.62849797%
  2 Mar 2015       17.62849797%
  2 Apr 2015       17.62849797%
  2 May 2015       17.62849797%
  2 Jun 2015       17.62849797%
  2 Jul 2015       17.64394687%
  2 Aug 2015       16.14394687%
  2 Sep 2015       16.14394687%
  2 Oct 2015       16.14394687%
  2 Nov 2015       16.14394687%
  2 Dec 2015       16.14394687%
  2 Jan 2016       16.15939577%
  2 Feb 2016       14.65939577%
  2 Mar 2016       14.65939577%
  2 Apr 2016       14.65939577%
  2 May 2016       14.65939577%
  2 Jun 2016       14.65939577%
  2 Jul 2016       14.65939577%
  2 Aug 2016       13.15939577%
  2 Sep 2016       13.15939577%
  2 Oct 2016       13.15939577%
  2 Nov 2016       13.15939577%
  2 Dec 2016       13.15939577%
  2 Jan 2017       13.15939577%
  2 Feb 2017       12.59639696%
  2 Mar 2017       12.59639695%
  2 Apr 2017       12.59639695%
  2 May 2017       12.64166422%
  2 Jun 2017       12.68743736%
  2 Jul 2017       12.80627257%

                                                     SCHEDULE A-1
                                                         TO
                                                      APPENDIX A
                                                    (Definitions)



      Appendix A ("Definitions") to the Participation Agreement and the other Transaction Documents (as defined therein) is hereby amended as follows:

      (a)  The following definitions are deleted from Appendix A:
"Authenticating Agent", "Authorized Agent", "Bond Registrar", "Initial Interest Payment Date", "Paying Agent", "Place of Payment", "Predecessor Bonds", "Regular Record Date" and "Special Record Date".

     (b)  The following definitions are added to Appendix A:

           (1) "Additional Equity Investment" shall have the meaning ascribed thereto in the Refunding Agreement.

          (2) "Collateral Bonds" shall mean all bonds, notes and other evidences of indebtedness from time to time issued and outstanding under the Collateral Trust Indenture.

           (3) "Collateral Trust Indenture" shall mean (x) in respect of the refunding of the Initial Series Bonds, the Collateral Trust Indenture, dated as of July 1, 1997, among the Lessee, Funding Corporation and the Collateral Trust Trustee, and
(y) in respect of any refunding from time to time of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, the related collateral trust indenture, in form and substance satisfactory to the Owner Participant, among the Lessee, Funding Corporation and the Collateral Trust Trustee.

           (4) "Collateral Trust Trustee" shall mean (x) in respect of the Collateral Trust Indenture entered into in connection with the refunding of the Initial Series Bonds, Bankers Trust Company, a New York banking corporation, and its successors or assigns, and (y) in respect of any Collateral Trust Indenture utilized in connection with the refunding of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, the bank or trust company acting as trustee thereunder and its successors or assigns.

          (5) "Funding Corporation" shall mean (x) in respect of the refunding of the Initial Series Bonds, W3A Funding Corporation, a Delaware corporation, and (y) in respect of any refunding of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, any special-purpose entity that issues Collateral Bonds to provide funds to refund such Additional Bonds.

           (6)   "LP&L"  means Entergy Louisiana, Inc.  (formerly
Louisiana Power & Light Company), a Louisiana corporation, and its permitted successors and assigns.

           (7) "1997 Bonds" shall have the meaning set forth in the Refunding Agreement.

           (8) "Refunding Agreement" shall mean the Refunding Agreement No. 1, dated as of June 27, 1997, among the Owner Participant, the Owner Trustee, Funding Corporation, the Indenture Trustee, the Collateral Trust Trustee and the Lessee.

          (9) "Refunding Collateral Bonds" shall mean any one or more series of Collateral Bonds issued and sold by Funding
Corporation, a portion of the proceeds of which will be applied to the refunding of the Initial Series Bonds or any Additional Bonds.

           (10) "Refunding Expenses" shall have the meaning set forth in Section 3.01 of the Refunding Agreement.

           (11) "Refunding Loan" shall have the meaning set forth in Section 2(b) of the Participation Agreement.

      (c) The following definitions in Appendix A are revised as set forth below:

           (1) The definition of "Indemnitees" is amended and restated as follows:

                     "Indemnitees"  shall mean  FNBC,  the  Owner
          Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Collateral Trust Trustee, each in their individual and fiduciary capacities, the Owner Participant, Funding Corporation, the Trust, the Trust Estate, the Indenture Estate, the indenture estate under the Collateral Trust Indenture, any Affiliate of any of the foregoing and the respective successors, assigns, agents, shareholders, officers, directors or employees of any of the foregoing.

           (2) The definition of "Net Economic Return" is hereby amended and restated to be as follows:

                         "Net Economic Return" shall mean:

                               (i)   the  net after-tax  economic
               yield expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds (as defined in the Indenture) with respect to the Undivided Interest, calculated using the Assumptions and the computations of Basic Rent, Casualty Values and Special Casualty Values derived therefrom (the "Schedules and Assumptions") as such yield shall be adjusted pursuant to and in accordance with Section 3 of the Facility Lease or as agreed between the Lessee and the Owner Participant; and

                              (ii) the sum of after-tax cash flow
               over the Basic Lease Term at least equal to that expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds calculated using the Schedules and Assumptions (the "Original After-Tax Cash Flow"); and

                               (iii)  the same general pattern of
               after-tax Earnings originally expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds calculated using the Schedules and Assumptions.

           Notwithstanding the above, nothing in this definition shall be construed to obligate the Lessee to restore any portion of a reduction in Earnings where such portion of the reduction is due to events other than changes in Basic Rent provided for in the Transaction Documents, including, by example, changes in Financial Accounting Standards Board Statement No. 13 occurring after the date of the initial authentication and delivery of the 1997 Bonds.

           For the purposes of this definition, the Assumptions shall be deemed to include the assumptions that (i) the Owner Participant is fully taxable during the entire Basic Lease Term (provided, however, that nothing in this definition or the Participation Agreement shall be construed to be a representation by the Owner Participant as to the actual residual value assumed by the Owner Participant for purposes of calculating its earnings according to Financial Accounting Standards Board Statement No. 13 accounting or for any other purpose) and (ii) none of the equity investment is comprised of borrowed funds.

           (3) The definition of "Obligor" is amended and restated as follows:

                     "Obligor", when used with reference  to  the
          Bonds, the Indenture, the Collateral Bonds or the Collateral Trust Indenture, means the Lessee and any successor to the obligations of the Lessee under the Lease, and does not include the Indenture Trustee, the Collateral Trust Trustee, the Funding Corporation, the Owner Trustee or the Owner Participant so long as none of the foregoing shall have assumed such obligations; provided, however, that no reference in the Indenture to the Lessee as an Obligor shall be construed as implying any guaranty or assumption by the Lessee of the Bonds or the Collateral Trust Bonds or the obligations represented thereby.

           (4) The definition of "Officers' Certificate" is amended and restated as follows:

                      "Officers'   Certificate"  shall   mean   a
          certificate signed by the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Person with respect to which such term is used.

           (5) The definition of "Registration Statement" is amended and restated as follows:

           "Registration Statement" shall mean a registration statement, including all exhibits and all documents incorporated in such registration statement by reference, filed with the SEC under the Securities Act with respect to (x) in the case of the transactions contemplated to occur on the Closing Date, the offer, issue and sale of the Initial Series Bonds, and (y) in the case of the transactions contemplated to occur on any Refunding Date, the offer, issue and sale of any Refunding Collateral Bonds or Additional Bonds.

          (6) The definition of "Responsible Officer" is amended by adding the following after the words "shall mean" in the first line thereof:

                     (i)   when used with respect to the Trustee,
          any officer within the Corporate Trust Office including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject, and (ii)

and by adding word "other" after the words "agreement or obligation of any" in the second line thereof.

           (7) The definition of "Transaction Documents" is amended by adding the words" and the Collateral Trust Indenture, the Refunding Agreement and the Collateral Bonds" after the word
"Bonds".

           (8) The definition of "Underwriting Agreement" is amended and restated as follows:

          "Underwriting Agreement" shall mean (x) with respect to the Initial Series Bonds, Underwriting Agreement No. [See Additional Information], dated September 21, 1989, among the Owner Trustee, the Lessee, and the underwriter or underwriters for the Initial Series Bonds, and (y) with respect to any Refunding Collateral Bonds or Additional Bonds, the underwriting agreement among the Lessee, Funding Corporation or the Owner Trustee (as the case may be), and the underwriter or underwriters for such Collateral Bonds or Additional Bonds relating to the purchase, sale and delivery thereof.

                  SUPPLEMENTAL INDENTURE NO. 2

                    dated as of July 1, 1997

                               to

                    INDENTURE OF MORTGAGE AND
                       DEED OF TRUST NO. 1

                 dated as of September 1, 1989,
                        as supplemented,

                             between

                FIRST NATIONAL BANK OF COMMERCE,
                 not in its individual capacity
    but solely as Owner Trustee under Trust Agreement No. 1,
               dated as of September 1, 1989, with
                     the Owner Participant,

                               and

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee,

                               and

                          STANLEY BURG,
                 as Individual Indenture Trustee



          Original Indenture Recorded On September 27,
      1989 in Book No. _____, Page ____ as Entry No. _____
                  in the Conveyance Records of
                  St. Charles Parish, Louisiana

   The Supplemental Indenture No. 2, dated as of July 1, 1997, to Indenture of Mortgage and Deed of Trust No. 1, dated as of
September 1, 1989 (the "Original Indenture"; the Original Indenture, as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and by this Supplemental Indenture No. 2, and as it may be further supplemented or amended from time to time by all other indentures supplemental thereto, being hereinafter referred to as the "Indenture"), between First National Bank of Commerce, a national banking association having its principal office and mailing address at 210 Baronne Street, New Orleans, Louisiana 70112, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as the Owner Trustee (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Original Indenture as modified by Schedule A-1 thereto, a copy of Schedule A-1 being attached hereto as Exhibit B), Bankers Trust Company, a New York banking corporation (the "Corporate Indenture Trustee" and, for all purposes of the Indenture except as may be required pursuant to Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), and Stanley Burg (the "Individual Indenture Trustee" and, solely as may be required pursuant to Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), each having its principal office and mailing address at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency_Public Utilities Group,

                          WITNESSETH:

   Whereas, the Owner Trustee and the Lessee have executed and delivered to the Indenture Trustee the Original Indenture and Supplemental Indenture No. 1 pursuant to which the Owner Trustee issued the Initial Series Bonds;

   Whereas, Section 1.03 of Supplemental Indenture No. 1 provides that the Initial Series Bonds may be subject to redemption, on and after July 2, 1994, at the option of the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Prices set forth therein;

  Whereas, the Owner Trustee desires to issue Additional Bonds to or upon the order of Funding Corporation as an integral step in the refunding of the Initial Series Bonds and to enter into this Supplemental Indenture No. 2 to establish the terms, conditions, designations and forms of such Additional Bonds;

   Whereas, the parties hereto further desire to enter into this Supplemental Indenture No. 2 in order to amend the Indenture in a number of respects in light of the execution and delivery of the Collateral Trust Indenture and the issuance by Funding Corporation of Collateral Bonds in connection with the refunding of the Initial Series Bonds;

  Whereas, Section 10.01 of the Original Indenture provides that, without the consent of the Holders of any Bonds, the parties thereto at any time and from time to time may enter into one or more supplements to the Original Indenture in order to establish the form and terms of Bonds of any series permitted by Sections
2.01 and 2.04 of the Original Indenture, and (subject to the limitations provided therein) to change or eliminate any provision of the Indenture;

   Whereas, all action on the part of the Owner Trustee and the Indenture Trustee necessary to authorize the execution and delivery of this Supplemental Indenture No. 2 and the issuance of the aforesaid Bonds has been duly taken; and

  Whereas, all acts and things necessary (x) to make the Bonds of the series herein created and established, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Owner Trustee and (y) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms have been done and performed, and the execution of this Supplemental Indenture No. 2 and the creation and issuance under the Indenture of such Bonds have in all respects been duly authorized;

   Now, Therefore, in order to establish the form and terms, and to authorize the authentication and delivery, of the Bonds of the series herein created and established, and in consideration of the premises, of the purchase of such Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Trustee covenants and agrees with the Indenture Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:

                          ARTICLE ONE

                    Amendments to Indenture

1.   Section 1.01.  Amendments.

     (a) The Indenture is hereby amended by deleting the Lessee as a party thereto and the "Reconciliation and Tie" included
therewith.   The  Indenture  is hereby  further  amended  in  the
following respects:

     (b)       Article One is amended as follows:

          (1) Section 1.01 is deleted and the following inserted in lieu thereof:

           "Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires:

                     (a)   capitalized terms used herein and  not
          defined herein have the respective meanings specified in Appendix A hereto as modified by Schedule A-1 thereto, and the rules of construction specified in such Appendix are applicable to this Indenture; and

                     (b)   all  accounting  terms  not  otherwise
          defined  herein have the meanings assigned to  them  in
          accordance    with   generally   accepted    accounting
          principles."

          (2) Paragraph (a) of Section 1.04 is deleted and the following inserted in lieu thereof:

                     "(a)  Any  request,  demand,  authorization,
          direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor, signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Owner Trustee and the Lessee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 8.01, conclusive in favor of the Indenture Trustee, the Owner Trustee and the Lessee if made in the manner provided in this Section."

          (3) Section 1.05 is deleted and the following inserted in lieu thereof:

           "Section 1.05. Notices, etc. to Indenture Trustee, Lessee, Owner Trustee and Owner Participant. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (a)  the Indenture Trustee by any Holder, by
          the Owner Trustee or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Indenture Trustee addressed to it at the address of the Corporate Trust Office; or

                     (b)   the  Owner  Trustee by  the  Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Lessee by the Owner Trustee for such purpose; or

                     (c)  the Lessee by the Indenture Trustee, by
          any Holder or by the Owner Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Lessee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Owner Trustee by the Lessee for such purpose; or

                     (d)   the Owner Participant by the Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Participant addressed to it at its address specified in
          Section 17 of the Participation Agreement or at any other address previously furnished in writing to the Lessee or the Indenture Trustee for such purpose."

          (4) The text of Section 1.07 is deleted and the caption "[Reserved]" is inserted in lieu of the existing caption, "Conflict with Trust Indenture Act."

          (5) Section 1.13 is deleted and the following inserted in lieu thereof:

           "Section 1.13. Legal Holidays. In the event that any payment of interest or principal, or both, and premium, if any, to be made hereunder or in respect of the Bonds of any series is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest shall accrue for the period from and after such stated due date."

     (c)       Article Two is amended as follows:

          (1) Paragraph (b) of Section 2.02 is deleted and the following inserted in lieu thereof:

                     "(b) No Bond shall be secured by or entitled
          to any benefit under this Indenture or be valid or obligatory for any purpose hereunder unless there appears on such Bond a certificate of authentication, substantially in the form provided above, executed manually by the Indenture Trustee by an Authorized Officer thereof, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder."

          (2) Section 2.04(b) is deleted and the following inserted in lieu thereof:

                     "(b) The Bonds may be issued in one or more series. The terms, conditions, designations and forms of the Bonds of any series shall be consistent with the provisions of this Indenture and shall be established in the Series Supplemental Indenture creating the Bonds of such series."

          (3) Section 2.05(a)(3) is amended by deleting the text "(or, if applicable, the Authenticating Agent)" from clause (A) thereof.

          (4) Section 2.06 is deleted and the following inserted in lieu thereof:

           "Section 2.06. Form and Denominations. The Bonds of any series shall be issued only in fully registered form and in denominations of original principal amount of $500,000 or greater, unless otherwise provided in the Series Supplemental Indenture creating the Bonds of such series."

          (5) Section 2.08 is deleted and the following inserted in lieu thereof:

          "Section 2.08.  Restrictions on Transfer Resulting from
     Federal Securities Laws and ERISA; Legend.

                    (a)  If not prohibited by the Securities Act,
          each Bond of any series shall be delivered to the initial Holder thereof without registration of such Bond under the Securities Act and without qualification of this Indenture under the Trust Indenture Act. Prior to any transfer of any such Bond, in whole or in part, to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee either (i) a written representation and warranty of such Holder to the effect that the transferee of such Bond and all Persons to which such Bond shall have been offered are "accredited investors" or "qualified institutional buyers" within the meaning of Regulation D or Rule 144A, respectively (or, in each case, any successor thereto) under the Securities Act, or (ii) an opinion of counsel to the effect that such transfer will not violate the registration requirements of the Securities Act or require the qualification of this Indenture under the Trust Indenture Act.

                Such written representation and warranty and opinion of counsel, as well as counsel rendering any such opinion, shall be reasonably satisfactory to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee. All Bonds issued hereunder from time to time without registration thereof under the Securities Act shall in each case be endorsed with a legend reading substantially as follows:

                          This Bond has not been registered under
               the Securities Act of 1933, as amended, and may not be transferred, sold or offered for sale in violation of such Act or otherwise except in compliance with Section 2.08 of the Indenture.

                     (b)   Prior to any transfer, in whole or  in
          part, of any Bond issued hereunder without registration thereof under the Securities Act to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee a written representation and warranty to the effect that neither the transfer of such Bond to, nor the ownership of such Bond by, such transferee will cause such transferee, or any such Person, to be engaged in a "prohibited transaction", as defined in section 406 of ERISA or section 4975 of the Code, which is not at such time subject to an exemption contained in ERISA or in the
          rules,   regulations,  releases  or  bulletins  adopted
          thereunder."

                     (c)   Notwithstanding the foregoing, no Bond
          issued to Funding Corporation shall be transferred without the prior written consent of the Owner Trustee, provided, however, that each Bond may be pledged with the Collateral Trust Trustee and sold by the Collateral Trust Trustee in accordance with the Collateral Trust Indenture.

          (6) Section 2.09 is deleted and the following inserted in lieu thereof:

           "Section  2.09.  Registration, Transfer and  Exchange.
     (a) The Indenture Trustee on behalf of the Owner Trustee shall maintain at the Corporate Trust Office a register ("Bond Register") for the purpose of registration, and registration of transfer and exchange, of the Bonds by series in which shall be entered the names and addresses of the owners of such Bonds and the principal amounts and serial or other identifying numbers of the Bonds owned by such Persons. Unless otherwise provided in respect of the Bonds of a particular series, the Indenture Trustee is hereby appointed transfer agent and registrar for the Bonds of all series.

           (b) A Holder of a Bond intending to register the transfer of any Outstanding Bond held by such Holder (including any transfer in the form of a pledge or assignment) or to exchange any Outstanding Bond held by such Holder for a new Bond or Bonds of the same series shall surrender such Outstanding Bond at the Corporate Trust Office, duly endorsed and accompanied by the written request of such Holder or of its attorney duly authorized in writing (in each case with signatures guaranteed) in form and substance reasonably satisfactory to the Indenture Trustee, for the registration of such Bond in the name of any transferee (including any pledgee or assignee in the case of a transfer in the form of a pledge or assignment) or for the issuance of a new Bond or Bonds of the same series, specifying the authorized denomination or denominations of any new Bond or Bonds to be issued and the name and address and taxpayer identification number of the Person or Persons in whose name or names the Bond or Bonds are to be registered (either as pledgee or assignee or as owner). Promptly upon receipt by the Indenture Trustee of the foregoing and satisfaction of the requirements of paragraph
     (d) hereof and Section 2.08, the Indenture Trustee shall register such Bond or Bonds in the name or names of the Person or Persons specified in the written request and, if a new Bond or Bonds are to be issued, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver such new Bond or Bonds of the same series, in the same aggregate principal amount and dated the same date as the Outstanding Bond surrendered, in the authorized denomination or denominations specified in the written request. The Indenture Trustee shall make a notation on each new Bond of the amount of all payments of principal theretofore made on the predecessor Bond or Bonds and the date to which interest on such predecessor Bond or Bonds has been paid.

           (c) Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the Indenture Trustee shall not be required to register transfers or exchanges of the Bonds of any series on any date fixed for the payment of principal of or interest on the Bonds of such series or during the fifteen days preceding any such date.

           (d) As a condition to registration of transfer or exchange of any Bond, the Indenture Trustee and the Owner Trustee may charge the Holder thereof for any stamp taxes or governmental charges required to be paid with respect to such registration of transfer or exchange.

          (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Owner Trustee evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

          (f) All Bonds surrendered to the Indenture Trustee for registration of transfer or exchange or for payment in full (whether at the scheduled final maturity thereof, upon redemption or otherwise) shall be canceled by it; and no Bonds shall be issued in lieu thereof except as expressly permitted hereunder. Subject to any Applicable Law to the contrary, the Indenture Trustee shall destroy canceled Bonds held by it in accordance with its customary practices in effect from time to time and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Bonds, such acquisition shall not operate as a redemption of or the satisfaction of the indebtedness represented by such Bonds unless and until the same shall be delivered to the Indenture Trustee for cancellation.

          (g) The Bond Register shall at all reasonable times be open for inspection by any Holder. Upon receipt of a written request by any Holder, by the Owner Trustee or by the Lessee, the Indenture Trustee shall furnish such Person, at its expense, with a list of the names and addresses of all Holders entered on the Bond Register, indicating the series, principal amount and serial or other identifying number of each Bond held by each such Holder."

          (7) Paragraphs (a) and (b) of Section 2.10 are deleted and the following inserted in lieu thereof:

                               "(a)  If (i) any mutilated Bond is
               surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee evidence to its satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by it to save it and the Owner Trustee harmless (provided, however, that if the Holder of such Bond is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee and the Owner Trustee shall constitute sufficient security and indemnity for such purposes), then, in the absence of notice to the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of the same series, in the same original principal amount and bearing an identification number not contemporaneously outstanding. The Indenture Trustee shall make a notation on each such new Bond of (i) the aggregate amount of all payments of principal theretofore made on the Bond so mutilated, destroyed, lost or stolen and (ii) the date to which interest on such predecessor Bond has been paid.

                    (b)  [Reserved]"

          (8) Section 2.11 is deleted and the following inserted in lieu thereof:

            "Section 2.11. Payments. Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the principal of and premium, if any, and interest on each Bond shall be payable at the Corporate Trust Office in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that if so requested in writing by the Holder of any Bond, all amounts (other than the final payment) payable with respect to such obligation shall be paid by crediting the amount to be distributed to such Holder to an account maintained by it with the Indenture Trustee or by the Indenture Trustee transferring such amount by wire transfer of immediately available funds as soon as practicable but in any event no later than the close of business on the date of receipt (assuming the Indenture Trustee has received such funds prior to 1:00 p.m., New York City time, on the same day) to such other bank in the United States having an account with a Federal Reserve Bank, as shall have been specified in such notice, for credit to the account of such Holder maintained at such bank, any such credit or transfer pursuant to this Section to be in immediately available funds, without any presentment or surrender of such Bond; provided further, however, that any final payment on any such Bond shall be made only against presentment and surrender thereof at the Corporate Trust Office."

          (9) The text of Section 2.12 following the caption "Persons Deemed Owners" is deleted and the following inserted in lieu thereof:

               "The Owner Trustee and the Indenture Trustee shall deem the Person in whose name any Bond is registered in the Bond Register as the absolute owner of such Bond for the purpose of receiving payment of all amounts payable with respect to such Bond and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary."

          (10)  The following section is added to the end of Article Two:

           "Section 2.17. Certain Adjustments to Sinking Fund or Amortization Schedules. The sinking fund or principal amortization schedules, as the case may be, and stated maturity of the Outstanding Bonds of any series may be adjusted at the discretion of the Owner Trustee under the circumstances and subject to the conditions set forth in paragraphs (b) and (c) of Section 2 of the Participation Agreement; provided, however, that no such adjustment to the sinking fund or the principal amortization schedules or stated maturity of the Outstanding Bonds of any series shall
     (x)  cause  the  average life of the Bonds  of  such  series
     (measured from the date of initial issuance thereof and calculated in accordance with generally accepted financial practice) to be decreased or increased by more than six months, or (y) extend the final maturity of the Bonds of such series. If it elects to make such an adjustment, the Owner Trustee shall deliver to the Indenture Trustee and the Lessee, at least 40 days prior to the first payment date proposed to be affected by such adjustment, an Owner Trustee Request, prepared by the Owner Participant and the Lessee,
     (x) stating that the Owner Trustee has elected to make such adjustment, (y) attaching the revised payment and maturity schedules for each of the Outstanding Bonds, and (z) attaching calculations showing that the average life of the Outstanding Bonds of the series affected thereby shall not be decreased or increased except as permitted by this Section. The Indenture Trustee may conclusively rely on such Owner Trustee Request and shall have no duty with respect to the calculations referred to in the foregoing clause (z), other than to make such Owner Trustee Request available for inspection by each Holder of Outstanding Bonds of the series affected thereby at the Corporate Trust Office upon reasonable notice. Promptly after receipt of such Owner Trustee Request, and in any event at least thirty (30) days prior to the first payment date proposed to be affected thereby, the Indenture Trustee shall send to each Holder of Outstanding Bonds of the series affected thereby, in the manner provided in Section 1.06, a copy of a revised payment schedule for such Bonds after giving effect to such adjustment."

     (d) Article Three is amended to add the following to the end of paragraph (d) of Section 3.01:

                           ";  provided,  however,  that  if  the
               Indenture Trustee has been directed by any Holder or Holders to make payments by wire transfer pursuant to Section 2.11, any amounts received by the Indenture Trustee after 1:00 p.m., New York City time, may be distributed on the following Business Day."

     (e)       Article Four is amended as follows:

          (1) Section 4.03 is amended in the following respects: (A) The reference in the first sentence of paragraph (a) to "or with any Paying Agent" is deleted; (B) paragraph (b) is deleted; and
     (C) paragraph (c) is deleted and the following inserted in lieu thereof:

               "(b)  [Reserved]"

                     (c)   Any money deposited with the Indenture
          Trustee in trust for the payment of the principal of, and premium, if any, and interest on, any Bond and remaining unclaimed for three years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium, if any, or interest has become due and payable shall be paid to the Owner Trustee on Owner Trustee Request (to the extent such moneys shall have been deposited by the Owner Trustee) or to any other Person on its written request (to the extent such moneys shall have been deposited by such other Person); and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Owner Trustee or such other Person, for payment thereof, and all liability of the Indenture Trustee with respect to such money shall thereupon be discharged."

          (2) Section 4.04 is deleted and the following inserted in lieu thereof:

          "Section 4.04  [Reserved]"

          (3) Paragraph (a) of Section 4.06 is deleted and the following inserted in lieu thereof:

                     "(a)  Pursuant  to Section  9(b)(2)  of  the
          Participation Agreement, the Lessee has covenanted to maintain the priority of the Lien created by this Indenture. The Indenture Trustee shall, at the request and expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), execute and deliver to the Lessee and the Lessee shall file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture as may be necessary to protect, perfect and preserve such Lien. At any time and from time to time, upon the request of the Lessee or the Indenture Trustee, at the expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Lessee or the Indenture Trustee may reasonably request in order for the Indenture Trustee to obtain the full benefits of the Lien created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Lessee or the Indenture Trustee, the Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), any certificate of title or any other document, in each case relating to the Liens created by this Indenture, as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Trustee shall execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture as may be reasonably specified from time to time in written instructions of any Holder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so to be filed)."

          (4) Section 4.09 is deleted and the following inserted in lieu thereof:

           "Section 4.09. Notices of Default. The Owner Trustee shall give to the Indenture Trustee, promptly after having obtained knowledge thereof, notice in the manner provided in
     Section 1.05 of any Indenture Default or Indenture Event  of
     Default."

          (5)       The first eight words of Section 4.10 following the
caption   "Performance  of  Obligations"  are  deleted  and   the
following inserted in lieu thereof:

               "The Owner Trustee shall not"

          (6) Section 4.12 is deleted and the following inserted in lieu thereof:

               "Section 4.12 [Reserved]"

     (f)       Article Five is amended as follows:

          (1)       The following is added to the end of Section 5.01:

                           "This   Article  does  not  apply   to
               installment payments of principal of the Bonds of any series as contemplated in Section 6.03."

          (2) Subparagraph (5) of Section 5.05(b) is deleted and the following inserted in lieu thereof:

                         "(5) if such Bonds are to be redeemed in
               full, the place or places where such Bonds are to be surrendered for payment of the Redemption
               Price, and"

          (3) The second sentence of Section 5.06 is deleted and the following inserted in lieu thereof:

                          "Upon  surrender of any such  Bond  for
               redemption in accordance with such notice, such Bond or portion thereof shall be paid at the Redemption Price, together with accrued interest, if any, to the Redemption Date."

          (4) Section 5.07 is deleted and the following inserted in lieu thereof:

          "Section 5.07. Bonds Redeemed in Part. Any Bond which is to be redeemed only in part may be surrendered at the Corporate Trust Office (with, if the Owner Trustee or Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Lessee shall cause to be prepared, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series, in any authorized denomination requested by such Holder and in an aggregate unpaid principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered."

     (g) Article Six is deleted and the following inserted in lieu thereof:

                          "ARTICLE SIX

              Sinking Funds; Installment Payments

            Section 6.01. Applicability of Article. The provisions of this Article shall apply (x) to any sinking fund established for the retirement of the Bonds of a particular series and (y) to the Bonds of any series the principal of which is subject to amortization in installments.

            Section 6.02. Sinking Funds. (a) Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Bonds of the series created thereby (a "Sinking Fund"), in accordance with which the Owner Trustee shall be required to redeem on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, a "Sinking Fund Redemption Date") corresponding principal amounts of the Bonds of such series (any such corresponding amount, a "Sinking Fund Requirement").

           (b) If there shall have been a redemption, otherwise than pursuant to a Sinking Fund, of less than all the Bonds of a series to which a Sinking Fund is applicable (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Sinking Fund Requirements applicable to the Bonds of such series for each Sinking Fund Redemption Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Sinking Fund Requirement by
     (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of such Redeemed Bonds; provided, however, that the remaining Sinking Fund Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Sinking Fund Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Sinking Fund Requirements to be made in the inverse order of the respective Sinking Fund Redemption Dates corresponding thereto.

           (c) Particular Bonds to be redeemed pursuant to a Sinking Fund shall be selected in the manner provided in
     Section 5.04, and notice of such redemption shall be given in the manner provided in Section 5.05.

           Section 6.03. Installment Payments. (a) Any Series Supplemental Indenture may provide for the amortization of the principal amount of the Bonds of the series created thereby through installment payments of the principal of each Bond of such series, in accordance with which the Owner Trustee shall be required to pay on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, an "Amortization Date") corresponding installments of principal of each Bond of such series (any such installment payment of principal, an "Amortization Requirement").

           (b) If there shall have been a redemption (any installment payment pursuant to this Section 6.03 not being considered for such purpose a redemption) of less than all the Bonds of a series subject to installment payments as contemplated in this Section (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Amortization Requirements applicable to the Bonds of such series for each Amortization Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Amortization Requirement by (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of the Redeemed Bonds; provided, however, that the remaining Amortization Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Amortization Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Amortization Requirements to be made in the inverse order of the respective Amortization Dates corresponding thereto. In connection with any such adjustments to the Amortization Requirements, the Owner
     Trustee shall deliver to the Indenture Trustee, not later than 30 days prior to the next Amortization Date following such partial redemption, a revised schedule, prepared by the Lessee and approved by the Owner Participant, setting forth the Amortization Requirements for the Bonds commencing with the first Amortization Date following such partial redemption. The Indenture Trustee may conclusively rely on such revised schedule and shall have no duty with respect to the adjustments set forth therein, other than to make such revised schedule available for inspection by the Holders of the Bonds affected thereby."

     (h)       Article Eight is amended as follows:

          (1) Section 8.01 is deleted and the following inserted in lieu thereof:

           "Section 8.01. Certain Duties and Responsibilities; Standard of Care. (a) The Indenture Trustee shall perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee. No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (b) The Indenture Trustee shall not be liable hereunder except for its own willful misconduct or gross negligence. The foregoing notwithstanding, if an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c)  In the absence of bad faith on its part:

                     (1)   the Indenture Trustee may conclusively
          rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture; and

                     (2)   the  Indenture Trustee  shall  not  be
          liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, relating to (A) the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee under this Indenture or (B) the exercise by it of any trust or power conferred upon it under this Indenture.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Indenture Trustee shall be subject to the provisions of this Section."

          (2) Section 8.03 following the caption "Certain Rights of Indenture Trustee" is deleted and the following inserted in lieu thereof:

          "Except as otherwise provided in Section 8.01:

                     (a)   the Indenture Trustee may conclusively
          rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (b)   any  request or direction referred  to
          herein of the Owner Trustee shall be sufficiently evidenced by an Owner Trustee Request or Owner Trustee Order and any request of the Lessee shall be sufficiently evidenced by a Lessee Request or Lessee Order;

                     (c)   whenever in the administration of this
          Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Owner Trustee;

                     (d)   the Indenture Trustee may consult with
          counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (e)  the Indenture Trustee shall be under no
          obligation  to  exercise any of the  rights  or  powers
          vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, except to the extent that such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that if the Holder of such Bonds is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee shall constitute sufficient security and indemnity for such purposes;

                    (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Owner Trustee, personally or by agent or attorney;

                     (g)   the Indenture Trustee may at any  time
          request written instructions from the Holders of the Bonds with respect to any interpretation of this Indenture or any action to be taken or not to be taken hereunder and, except as otherwise contemplated in
          Section 2.11, may withhold any action under this Indenture until it shall have received such written instructions from the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, evidenced by an Act of such Holders;

                    (h) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or, by or through agents or attorneys appointed by it in writing and acceptable to the Owner Trustee and the Lessee, indirectly, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such authorized agent or attorney appointed with due care by it and as otherwise hereinabove provided;

                     (i)   the  Indenture Trustee  shall  not  be
          personally liable, in the case of entry by it upon the Indenture Estate, for debts, contracts or liabilities or damages incurred in the management or operation of the Indenture Estate; and

                     (j)  for all purposes of this Indenture, the
          Indenture Trustee shall not be deemed to have knowledge of the occurrence of any Indenture Default or Indenture Event of Default unless either (1) notice thereof shall have been given to the Indenture Trustee in the manner provided in Section 1.05 or (2) a Responsible Officer of the Corporate Indenture Trustee shall have actual knowledge of the occurrence thereof; provided, however, that the Indenture Trustee shall be deemed to have knowledge of any failure of the Lessee to pay any installment of Basic Rent within five Business Days after the same has become due."

     (3)        The  text of Section 8.05 following  the  caption
"Indenture Trustee and Authorized Agents May Hold Bonds" is deleted and the following inserted in lieu thereof:

                "The Indenture Trustee and any agent appointed by the Indenture Trustee or Owner Trustee in accordance with this Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 8.08 and 8.13, may otherwise deal with the Owner Trustee with the same rights it would have if it were not Indenture Trustee or such agent."

     (4) Section 8.06 is amended in the following respects: (A) the reference in the caption to "or Paying Agent" is deleted; (B) the respective references in paragraph (a) to "or the Paying Agent" and "nor the Paying Agent" are deleted; and (C) the reference in paragraph (b) to "or the Paying Agent" is deleted.

     (5) Section 8.07 is deleted and the following inserted in lieu thereof:

      "Section  8.07.  Compensation and Reimbursement.   (a)  The
Owner Trustee shall:

                     (1)   pay,  or  cause to  be  paid,  to  the
          Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2)   reimburse, or cause to be  reimbursed,
          the Indenture Trustee upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

                     (3)   indemnify, or cause to be indemnified,
          each of the Indenture Trustee and any predecessor Indenture Trustee for, and hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) As security for the performance of the obligations of the Owner Trustee under this Section, the Indenture Trustee shall have a Lien prior to the Bonds upon all funds and other property held or collected by it as part of the Indenture Estate.

           (c) The provisions of paragraph (a) apply equally to any agent appointed by the Indenture Trustee or Owner
     Trustee hereunder in accordance with the provisions hereof."

     (6) Section 8.08 is deleted and the following inserted in lieu thereof:

          "Section 8.08 [Reserved]"

     (7) The text of Section 8.09 following the caption is deleted and the following inserted in lieu thereof:

                "There shall at all times be an Indenture Trustee hereunder that is a corporation organized and doing business under the laws of the United States or any jurisdiction thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, and subject to supervision or examination by federal or state or other local authority. If at any time the Indenture Trustee ceases to remain eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article."

     (8) Paragraphs (d) and (e) of Section 8.10 are deleted and the following inserted in lieu thereof:

               "(d)  if at any time:

                     (1)   the Indenture Trustee ceases to remain
          eligible under Section 8.09 and fails to resign after written request therefor by the Owner Trustee or by any Holder who has been a bona fide holder of a Bond for at least six months, or

                      (2)    the  Indenture  Trustee  has  become
          incapable of acting or has been adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property has been appointed or any public officer has taken charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Owner Trustee, acting after consultation with the Lessee, may remove the Indenture Trustee or (y) subject to Section 7.11, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                     (e)   If  the Indenture Trustee resigns,  is
          removed or becomes incapable of acting, or if a vacancy occurs in the office of Indenture Trustee for any cause, the Owner Trustee, acting after consultation with the Lessee, shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee has been appointed by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, delivered to the Lessee, the Owner Trustee and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Lessee. If no successor Indenture Trustee has been so appointed by the Owner Trustee, acting after consultation with the Lessee, or by the Holders, and has accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee."

     (9) Section 8.13 is deleted and the following inserted in lieu thereof:

          "Section 8.13.  [Reserved]"

     (10) Section 8.14 is deleted and the following inserted in lieu thereof:

          "Section 8.14.  [Reserved]"

     (11)   Section 8.15 is amended in the following respects:

           (A) Paragraph (a) is deleted and the following inserted in lieu thereof:

                     "(a)   If  at any time or times it shall  be
          necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien hereof, or the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Holders, or the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall by Act of such Holders so request, the Indenture Trustee and the Owner Trustee shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as co-trustee or co-trustees of all or any part of the Indenture Estate jointly with the Indenture Trustee originally named herein or any successor or successors or to act as separate trustee or trustees of all or any such property. In the event the Owner Trustee shall not have joined in the execution of such instruments and agreements within ten days after the receipt of a written request from the Indenture Trustee so to do, or in case an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section without the concurrence of the Owner Trustee, and the Owner Trustee hereby appoints the Indenture Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies."

     (B) Subparagraph (b)(5) is deleted and the following inserted in lieu thereof:

                     "(5)   the  Owner Trustee and the  Indenture
          Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee or trustees and, in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, anything herein to the contrary notwithstanding; provided, however, that if the Owner Trustee and the Indenture Trustee remove any such additional trustee which has been appointed at the request of the Holders pursuant to subsection (a) of this Section, then such parties shall appoint a successor or successors to such additional trustee so removed unless the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall have agreed in writing that no such successor or successors need be appointed. In the event that the Owner Trustee shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the Owner Trustee, the latter hereby appointing the Indenture Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Indenture Trustee alone shall have appointed an additional trustee or trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or trustees, the successor to any such additional trustee so removed to be appointed by the Owner Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as hereinbefore in this Section provided."

     (i) Article Nine is deleted and the following inserted in lieu thereof:


                          "ARTICLE NINE

                          [Reserved]"

     (j)       Article Ten is amended as follows:

          (1)       Section 10.01 is amended in the following respects:

           (A) the text preceding subparagraphs (a) through (l) is amended to delete the text "the Lessee,";

           (B) subparagraph (b) is deleted and the following inserted in lieu thereof:

                     "(b) to evidence the succession of another bank or trust company to the Owner Trustee, and the assumption by any such successor of the covenants of the Owner Trustee herein and in the Bonds contained, or to evidence the appointment of a co-trustee pursuant to the terms of the Trust Agreement;"

           (C) subparagraph (e) is deleted and the following inserted in lieu thereof:

                     "(e)  to  add to the covenants of the  Owner
          Trustee for the benefit of the Holders or to evidence the surrender of any right or power herein conferred upon the Owner Trustee;"

           (D) subparagraph (g) is deleted and the following inserted in lieu thereof:

                     "(g)  to  modify, eliminate or  add  to  the
          provisions of this Indenture to such extent as shall be necessary to qualify or continue the qualification of this Indenture (including any Series Supplemental Indenture) under the Trust Indenture Act, or under any similar federal statute hereafter enacted, or to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act;"

          (2)       Section 10.02 is amended in the following respects:

               (A) Paragraph (a) is amended by deleting from the phrase "the Owner Trustee and the Lessee may" in the text preceding the first proviso the words "and the Lessee"; and

                (B)   the  text ", or reduce the requirements  of
          Section  12.04  for quorum or voting"  at  the  end  of
          subparagraph (a)(3) is deleted.

          (3) Section 10.08 is deleted and the following inserted in lieu thereof:

          "Section 10.08.  [Reserved]"

          (4) Section 10.09 is amended by deleting (A) the references in the first sentence thereof to, respectively, "or the Lessee" and "and the Lessee", and (B) the reference in the second sentence thereof to "or the Lessee", together with the text ", the Lessee".

     (k)       Article Eleven is amended as follows:

          (1) Paragraph (e) of Section 11.01 is deleted and the following inserted in lieu thereof:

                     "(e)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive. In addition, the obligations of the
          Owner Trustee under Section 8.07 shall survive the earlier resignation or removal of the Indenture Trustee."

          (2) Paragraph (c) of Section 11.02 is deleted and the following inserted in lieu thereof:

                     "(c)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive."

     (l) Article Twelve is deleted and the following inserted in lieu thereof:

                        "ARTICLE TWELVE

                          [Reserved]"


     (m) Appendix A to the Indenture is hereby amended as set forth in Schedule A-1 attached hereto.



                           ARTICLE TWO

                            Terms Of

                         The 1997 Bonds
2.
2.01   The 1997 Bonds.

     (a)    There is hereby created and established a separate series
of   Additional  Bonds  designated  "Waterford  3  Secured  Lease
Obligation  Bonds, 8.09% Series A due 2017" (the  "1997  Bonds").
The 1997 Bonds shall be issued in the aggregate principal amount, shall bear interest at the rate per annum and shall have the final maturity set forth below:
                              Original
                             Principal     Interest        Final
                               Amount         Rate       Maturity
1997 Bonds                  $174,000,000    8.09%     January 2, 2017

The 1997 Bonds shall be substantially in the form of Exhibit A hereto.

     (b) Each 1997 Bond shall bear interest on the principal amount thereof from time to time outstanding from the Issue Date designated thereon until paid in full at the rate of interest set forth therein, which interest shall be payable on January 2, 1998 and on each January 2 and July 2 thereafter to and including the final maturity date thereof, unless paid in full prior to such date as provided herein and in such 1997 Bond.

     (c) The original principal amount of each 1997 Bond shall be payable in installments on the dates and in the amounts set forth in Schedule 1 attached thereto, as such Schedule may be adjusted from time to time in accordance with the provisions of the Indenture and of such 1997 Bond. Installments of principal of and premium, if any, and interest on each 1997 Bond shall be due and payable on the payment dates specified in Schedule 1 attached thereto.

     (d) Each 1997 Bond shall be subject to redemption as set forth in such 1997 Bond. There shall not be a Sinking Fund for the 1997 Bonds.

                         ARTICLE THREE

                         Miscellaneous
3.
3.01   Execution as Supplemental Indenture.

      This Supplemental Indenture No. 2 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Original Indenture, this Supplemental Indenture
No. 2 forms a part thereof.

3.02   Counterpart Execution.

      This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

3.03   Concerning the Owner Trustee.

      Anything herein to the contrary notwithstanding, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements by the Owner Trustee in its individual capacity for the purpose or with the intention of binding it personally, but are made or undertaken solely for the purpose of binding only the Trust Estate, and this Supplemental Indenture No. 2 is executed and delivered by the Owner Trustee in its individual capacity solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against the Owner Trustee or any successor in trust or the Owner Participant on account of any agreements hereunder of the Owner Trustee, either express or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee and the Holders and by all Persons claiming by, through or under the Indenture Trustee and the Holders; provided, however, that the Owner Trustee, in its individual capacity, shall be liable hereunder for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall,without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder, and its predecessor owner trustee and the Owner Trustee in its individual capacity shall be released from all further duties and obligations hereunder, without prejudice to any claims against the Owner Trustee in its individual capacity or the Owner Trustee for any default by the Owner Trustee in its individual capacity or the Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

      In Witness Whereof, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed by their respective officers thereunto authorized, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest: First National Bank of Commerce, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as Owner Trustee

[Seal]
                                   By:
                                       Name:
                                       Title:


Attest:
                                   Bankers   Trust  Company,   as
                                   Corporate Indenture Trustee

[Seal]
                                   By:
                                       Name:
                                       Title:




                                  Stanley Burg,
                                  as Individual Indenture Trustee

                         ACKNOWLEDGMENT

State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ____________, to me personally known, who being by me duly sworn did say that ____ is a ________________________________ of First
National Bank of Commerce, a national banking association, the Owner Trustee referred to in the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said national banking association, that said instrument was signed and sealed on behalf of said association by authority of its Board of Directors and that ____ acknowledged said instrument to be the free act and deed of said national banking association.


                                 [signature of appearer]



WITNESSES:







                                 Notary Public



My Commission Expires:

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ___________, to me personally known, who being by me duly sworn did say that _____ is a ______________ of Bankers Trust Company, a New York banking corporation, Corporate Indenture Trustee under the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and that _____ acknowledged said instrument to be the free act and deed of said corporation.


                                     [signature of appearer]



WITNESSES:







                                     Notary Public



My Commission Expires:

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Stanley Burg to me personally known, who being by me duly sworn did say that he is the Individual Indenture Trustee under the foregoing instrument and that in his capacity as such he executed the foregoing instrument.


                                 [signature of appearer]



WITNESSES:







                                 Notary Public



My Commission Expires:

                                                        EXHIBIT A
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2



                       FORM OF 1997 BOND


  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR
 SALE IN VIOLATION OF SUCH ACT OR OTHERWISE EXCEPT IN COMPLIANCE
               WITH SECTION 2.08 OF THE INDENTURE

                   WATERFORD 3 SECURED LEASE
                OBLIGATION BOND, 8.09% SERIES A
                            DUE 2017
                     (DUE January 2, 2017)


Issue Date: ________
No. R-__

          FOR VALUE RECEIVED, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity, but solely as trustee ("Owner Trustee") under Trust Agreement No. 1, dated as of September 1, 1989, with ESSL 2, Inc. (the "Owner Participant"), hereby promises to pay to _______________________, or registered assigns, the principal sum of _________________________________
DOLLARS ($________), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of issuance of this Bond until due and payable, semiannually in arrears on January 2 and July 2 in each year, commencing January 2, 1998, at the rate of 8.09% per annum, until the principal amount hereof is paid in full.

          Capitalized terms used in this Bond and not defined herein have the respective meanings ascribed thereto in Supplemental Indenture No. 2 to the Original Indenture (as hereinafter defined).

          In the event that any payment to be made hereunder is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest in respect of such payment shall accrue for the period from and after such stated due date.

          All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereon and under the Indenture of Trust and Deed of Mortgage No. 1, dated as of September 1, 1989 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and Supplemental Indenture No. 2, dated as of July 1, 1997 (the Original Indenture as so supplemented, and as it may be further amended or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Indenture"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as Corporate and Individual Indenture Trustee, respectively (together, the "Indenture Trustee"), shall be made only from the Indenture Estate or the income and proceeds received by the Indenture Trustee therefrom, and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article Three of the Indenture. The Holder hereof, by its acceptance of this Bond, shall be deemed to have agreed that such Holder will look solely to the Indenture Estate and the income and proceeds from the Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as otherwise expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Bond or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event that the Lessee, or the Lessee and an Affiliate thereof, shall have assumed all the obligations of the Owner Trustee hereunder and under the Indenture in accordance with Section 2.16 of the Indenture, the Holder hereof, by its acceptance hereof, is deemed further to have agreed that all payments to be made hereunder and otherwise under the Indenture shall be made by the Lessee (or the Lessee and such Affiliate, as the case may be) and from the Indenture Estate, and in such event the Holder hereof will look solely to the Indenture Estate and the Lessee (and, if applicable, such Affiliate) for such payment.

          All principal, premium, if any, and interest in respect of this Bond shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts upon presentation of this Bond at the Corporate Trust Office or as otherwise contemplated by and in accordance with Section 2.11 of the Indenture.

          In the manner and to the extent provided in Section
2.17 of the Indenture, Schedule 1 hereto may be adjusted at the discretion of the Owner Trustee in connection with certain recalculations of Basic Rent pursuant to the Facility Lease.

          In the event of any partial redemption of this Bond (the installment payments of principal in accordance with Schedule 1 hereto not being considered for such purpose a redemption), the installment payments of principal on this Bond thereafter shall be adjusted in the manner provided in Section 6.03(b) of the Indenture.

          The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner provided in Section 3.08 of the Indenture. The Holder of this Bond, by its acceptance hereof, further agrees that it will duly note by appropriate means all payments made to it of principal of, premium, if any, and interest on this Bond, and that it will not in any event transfer or otherwise dispose of this Bond unless and until all such notations have been duly made and the other requirements of the Indenture have been complied with.

          This Bond is one of the Bonds referred to in the Indenture. The Indenture permits the issuance of additional series of Bonds, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Bond and all other Bonds issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a complete statement of the rights of the Holders of, and the nature and extent of the security for, this Bond and of the rights of, and the nature and extent of the security for, the Holders of the other Bonds and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Bond.

          This Bond is subject to purchase by the Owner Trustee at a price equal to 100% of the unpaid principal amount hereof plus accrued and unpaid interest hereon as provided in Section
7.16 of the Indenture. This Bond is also subject to redemption in full, at 100% of the unpaid principal amount hereof plus accrued interest to the date fixed for redemption, in the event of the termination of the Facility Lease pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the Participation Agreement, subject, however, except in the case of a termination pursuant to Section 14 of the Facility Lease, to the right of the Lessee (or the Lessee and an Affiliate thereof, as the case may be) to assume this Bond in accordance with
Section 2.16 of the Indenture (in which event there shall be no redemption of this Bond as a consequence of such termination).

          In addition, this Bond may be redeemed, in whole or in part, at any time at the redemption price of 100% of the unpaid principal amount of this Bond to be so redeemed, together with interest accrued to the date fixed for redemption, plus the Lessor Bond Make-Whole Premium, if any. "Lessor Bond Make-Whole Premium" shall mean an amount equal to the "Make-Whole Premium" due on such redemption date on the Refunding Collateral Bonds (as defined in the Indenture) of the series correlative to this Bond which are to be redeemed in an unpaid principal amount equal to the unpaid principal to be so redeemed on this Bond.

          If an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Bond and any other Bonds, together with all accrued but unpaid interest hereon and thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

          The obligation of the Owner Trustee to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture or the Indenture Estate, is subject to being legally discharged prior to the maturity of this Bond upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

          There shall be maintained at the Corporate Trust Office a register for the purpose of registering transfers and exchanges of this and the other Bonds in the manner provided in the Indenture. Subject to the legend at the head of this Bond and satisfaction of the conditions and limitations provided in
Section 2.09 of the Indenture, this Bond is transferable upon surrender hereof for registration of transfer at the Corporate Trust Office. The Owner Trustee and the Indenture Trustee shall treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving all payments of the principal of and premium, if any, and interest on this Bond and for all other purposes whatsoever, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the Owner Trustee has caused this
Bond to be duly executed as of the date hereof.


Attest: FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity but solely as
                              Owner Trustee


                              By: ____________________________
          [SEAL]                       Authorized Officer


          This Bond is one of the Waterford 3 Secured Lease
Obligation Bonds, 8.09% Series A Due 2017 referred to in the within-mentioned Indenture.



                              BANKERS TRUST COMPANY, as
                              Corporate Indenture Trustee



Dated:__________________      By:______________________________
                                  Title:

                                                       SCHEDULE 1
                                                           TO
                                                        EXHIBIT A


               SCHEDULE OF PRINCIPAL AMORTIZATION

Payment Date              Principal Amount  Principal Balance
                               Payable
January 2, 1999                  14,265,963       159,734,037
January 2, 2000                  11,628,346       148,105,691
January 2, 2001                  11,628,345       136,477,346
January 2, 2002                  11,628,346       124,849,000
January 2, 2003                  18,859,206       105,989,794
January 2, 2004                   9,303,560        96,686,234
January 2, 2005                     354,065        96,332,169
January 2, 2006                   1,514,101        94,818,068
January 2, 2007                   1,739,351        93,078,717
January 2, 2008                   2,978,225        90,100,492
January 2, 2009                   6,635,943        83,464,549
January 2, 2010                   8,367,394        75,097,155
January 2, 2011                  13,354,342        61,742,813
January 2, 2012                   7,893,923        53,848,890
January 2, 2013                   5,625,545        48,223,345
January 2, 2014                   7,596,377        40,626,968
January 2, 2015                   6,963,124        33,663,844
January 2, 2016                     735,185        32,928,659
January 2, 2017                  32,928,659                 0

                                                      EXHIBIT B
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2



           [Schedule A-1 to Appendix A (Definitions)]

      CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST NO. 1, DATED AS OF SEPTEMBER 1, 1989, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

       THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.




                     LEASE SUPPLEMENT NO. 1

                    dated as of July 1, 1997

                               to

                      FACILITY LEASE NO. 1

                  dated as of September 1, 1989

                             between

                FIRST NATIONAL BANK OF COMMERCE,
not in its individual capacity, but solely as Owner Trustee under
      Trust Agreement No. 1, dated as of September 1, 1989,
                   with the Owner Participant,

                             Lessor

                               and

                     ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company),

                             Lessee



               Original Facility Lease Recorded on
               [September 28, 1989] at __________

      CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST NO. 1, DATED AS OF SEPTEMBER 1, 1989, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

         THIS COUNTERPART IS THE ORIGINAL COUNTERPART.

                  INDENTURE TRUSTEE'S RECEIPT

      Receipt of this Original Counterpart is acknowledged.

                              BANKERS TRUST COMPANY

                              Indenture Trustee as Aforesaid

                              By
                                      Authorized Officer


                     LEASE SUPPLEMENT NO. 1
                    dated as of July 1, 1997

                               to

                      FACILITY LEASE NO. 1
                  dated as of September 1, 1989

                             between

                FIRST NATIONAL BANK OF COMMERCE,
       not in its individual capacity, but solely as Owner
          Trustee under Trust Agreement No. 1, dated as
        of September 1, 1989, with the Owner Participant,

                             Lessor

                               and

                     ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company),

                             Lessee


               Original Facility Lease Recorded on
            [September 28, 1989] at _________________

           This LEASE SUPPLEMENT NO. 1, dated as of July 1, 1997 ("Lease Supplement No. 1"), to FACILITY LEASE NO. 1, dated as of September 1, 1989 (the "Facility Lease"), between FIRST NATIONAL BANK OF COMMERCE, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee (the "Lessor"), under the Trust Agreement (such term, and all other capitalized terms used herein without definition, being defined as provided in Section 1 below), and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), a Louisiana corporation (the "Lessee"),


                      W I T N E S S E T H:


           WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, the Lessee, the Lessor, the Owner Participant, Funding Corporation, the Collateral Trust Trustee and the Indenture Trustee have entered into a Refunding Agreement No. 1, dated as of July 1, 1997, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds ("Lessor Bonds") to refund the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith; and

           WHEREAS, the Owner Trustee and the Indenture Trustee have entered into Supplemental Indenture No. 2, dated as of July 1, 1997, to the Lease Indenture creating the "Lessor Bonds" for such purpose and establishing the terms, conditions and designations of such Lessor Bonds; and

           WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the Value Schedules in order to preserve the Net Economic Return in the event, among other things, of the issuance of the Lessor Bonds;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Definitions.

           For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility
Lease.

          2.     Amendments; Schedules.

          (a) Section 3(d)(ii) of the Facility Lease is hereby amended by replacing the words "sinking fund" with "payment".

          (b)       Section 3(e)(ii) of the Facility Lease is hereby
amended   by   adding  thereto  after  the  words  "Participation
Agreement" the following:

                          or  if the expenses paid
               by  the  Lessor in connection  with
               the   issuance  of  any  Additional
               Bonds  or Collateral Bonds are  not
               equal  to the amounts set forth  in
               the Pricing Assumptions

          (c) Section 13(g) of the Facility Lease is hereby amended by adding, after the second sentence thereof, the following sentence:

                           For  purposes  of   the
               preceding sentence, Casualty  Value
               shall  be  determined in accordance
               with  Schedule  2 to this  Facility
               Lease  as in effect on the date  of
               the original execution and delivery
               hereof,  without  regard   to   the
               changes  to such Schedule  effected
               by Lease Supplement No. 1 hereto.

          (d) Section 22 of the Facility Lease is hereby amended by adding a new paragraph (k) thereto as follows:

                                  (k)     Personal
               Property.   The  Lessee   and   the
               Lessor  agree for purposes of  this
               Facility  Lease that  it  is  their
               intent    that,   to   the   extent
               permitted  by Applicable  Law,  the
               Undivided  Interest and every  part
               thereof  shall  be  considered   as
               personal and not real property.

          (e) As of the date first written above and until and unless further amended, Schedules 1 through 5 of the Facility Lease are hereby amended as follows:

               (i) Schedule 1 to the Facility Lease entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (ii) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto, except that solely for purposes of Section 13(g) of the Facility Lease, Schedule 2 shall remain unchanged.

               (iii) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

               (iv) Schedule 4 to the Facility Lease entitled "Schedule of Net Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (v) Schedule 5 to the Facility Lease entitled "Schedule of Net Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

          (f)    Schedule U3S to the Facility Lease is attached hereto.

          (g) Appendix A to the Facility Lease is hereby amended as set forth in Schedule A-1 to Appendix A attached hereto.

          3.     Miscellaneous.

          (a) Counterpart Execution. This Lease Supplement No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          (b) Execution as Lease Supplement. This Lease Supplement No. 1 is executed and shall be construed as a supplement and amendment to the Facility Lease and shall form a part thereof. On and from the delivery of this Lease Supplement No. 1, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease as supplemented and amended by this Lease Supplement No. 1.

          (c) Original Counterpart. The single executed original of this Lease Supplement No. 1 marked "THIS COUNTERPART IS THE ORIGINAL
COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Lease Supplement No. 1.
To the extent that the Facility Lease, as supplemented by this Lease Supplement No. 1, constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility
Lease, as so supplemented, may be created or continued through the transfer or possession of any counterparts of the Facility
Lease and supplements thereto other than the "Originals" of any thereof.

          (d) Concerning the Lessor. FNBC is entering into this Lease Supplement No. 1 solely as Owner Trustee under the Trust
Agreement  and  not in its individual capacity.   Notwithstanding
anything herein to the contrary, all and each of the agreements and obligations herein made or undertaken on the part of the Lessor are made or undertaken not as personal agreements of FNBC, but are made and undertaken solely for the purpose of binding the Trust Estate, and nothing contained in this Lease Supplement No.
1 shall entitle any person to claim against FNBC in its individual capacity or any of its assets.


           IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement No. 1 to be duly executed by an officer thereunto duly authorized, as of the date set forth above.

                                   FIRST NATIONAL BANK OF
                                      COMMERCE,
                                   not in its individual capacity
                                   but solely as Owner Trustee

ATTEST:

                                   By:
                                        Name:
[SEAL]                                  Title:  Vice President


                                   ENTERGY LOUISIANA, INC.
ATTEST:


                                   By:
[SEAL]                                  Name:
                                        Title:

                         ACKNOWLEDGMENT


STATE OF LOUISIANA       )
                         )  ss.:
PARISH OF ________________    )


     On this ______ day of _______________, 199__, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ________________________, to me personally known, who being by me duly sworn did say that [he] is a Vice President and Trust Officer of FIRST NATIONAL BANK OF COMMERCE, a national banking association, Owner Trustee under the Trust Agreement, and that the seal affixed to the foregoing instrument is the seal of said national banking association and that said instrument was signed and sealed on behalf of said national banking association by authority of its Board of Directors and that [he] acknowledged said instrument to be the free act and deed of said national banking association.





                                   [signature of appearer]
WITNESSES:











                                   Notary Public

My Commission Expires:

                         ACKNOWLEDGMENT


STATE OF LOUISIANA       )
                         )  ss.:
PARISH OF ________________    )


     On this ______ day of _______________, 199__, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ________________________, to me personally known, who being by me duly sworn did say that [he] is the _______________ of ENTERGY LOUISIANA, INC., a Louisiana corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and that [he] acknowledged said instrument to be the free act and deed of said corporation.





                                   [signature of appearer]
WITNESSES:











                                   Notary Public


My Commission Expires:

                                                                SCHEDULE 1
                                                                    TO
                                                                   LEASE



                   BASIC RENT
                  PERCENTAGES


 Basic Rent     Percentage of
Payment Date    Facility Cost      Advance          Arrears
 2 Jul 1990        .00000000%      .00000000%       .00000000%
 2 Jan 1991       4.60463095%      .00000000%    100.00000000%
 2 Jul 1991       4.60658005%      .01521247%     99.98478753%
 2 Jan 1992       4.60342555%   100.00000000%       .00000000%
 2 Jul 1992       4.60692555%      .01175716%     99.98824284%
 2 Jan 1993       4.60724530%   100.00000000%       .00000000%
 2 Jul 1993       4.60303930%      .00686530%     99.99313470%
 2 Jan 1994       4.60753930%   100.00000000%       .00000000%
 2 Jul 1994       4.60280755%      .00331602%     99.99668398%
 2 Jan 1995       4.60780755%   100.00000000%       .00000000%
 2 Jul 1995       4.60255005%      .00000000%    100.00000000%
 2 Jan 1996       5.38205005%   100.00000000%       .00000000%
 2 Jul 1996       4.56240580%      .00549458%     99.99450542%
 2 Jan 1997       6.81040580%   100.00000000%       .00000000%
 2 Jul 1997       4.44663380%      .00000000%    100.00000000%
 2 Jan 1998       3.22588750%   100.00000000%       .00000000%
 2 Jul 1998       3.51915000%      .00000000%    100.00000000%
 2 Jan 1999      10.65213150%   100.00000000%       .00000000%
 2 Jul 1999       3.23062090%      .00000000%    100.00000000%
 2 Jan 2000       9.04479390%   100.00000000%       .00000000%
 2 Jul 2000       2.99543760%      .00000000%    100.00000000%
 2 Jan 2001       8.80961010%   100.00000000%       .00000000%
 2 Jul 2001       2.76025432%      .00000000%    100.00000000%
 2 Jan 2002       8.57442732%   100.00000000%       .00000000%
 2 Jul 2002       2.52507102%      .00000000%    100.00000000%
 2 Jan 2003      13.35467402%   100.00000000%       .00000000%
 2 Jul 2003       3.54364358%      .00000000%    100.00000000%
 2 Jan 2004       7.02042358%   100.00000000%       .00000000%
 2 Jul 2004       1.95547908%      .00000000%    100.00000000%
 2 Jan 2005       2.15001158%   100.00000000%       .00000000%
 2 Jul 2005       1.96581812%      .00000000%    100.00000000%
 2 Jan 2006       2.98036862%   100.00000000%       .00000000%
 2 Jul 2006       2.19269543%      .00000000%    100.00000000%
 2 Jan 2007       3.11237093%   100.00000000%       .00000000%
 2 Jul 2007       2.20751705%      .00000000%    100.00000000%
 2 Jan 2008       3.97162955%   100.00000000%       .00000000%
 2 Jul 2008       2.42228245%      .00000000%    100.00000000%
 2 Jan 2009       6.39025395%   100.00000000%       .00000000%
 2 Jul 2009       2.93807050%      .00000000%    100.00000000%
 2 Jan 2010       7.12176750%   100.00000000%       .00000000%
 2 Jul 2010       2.76883996%      .00000000%    100.00000000%
 2 Jan 2011      10.59601096%   100.00000000%       .00000000%
 2 Jul 2011       3.64874839%      .00000000%    100.00000000%
 2 Jan 2012       7.59570989%   100.00000000%       .00000000%
 2 Jul 2012       3.48909380%      .00000000%    100.00000000%
 2 Jan 2013       5.10186630%   100.00000000%       .00000000%
 2 Jul 2013       2.17531715%      .00000000%    100.00000000%
 2 Jan 2014       6.27350565%   100.00000000%       .00000000%
 2 Jul 2014       2.32168043%      .00000000%    100.00000000%
 2 Jan 2015       5.80324243%   100.00000000%       .00000000%
 2 Jul 2015       2.18085124%      .00000000%    100.00000000%
 2 Jan 2016       2.54844374%   100.00000000%       .00000000%
 1 Jul 2016       2.16598213%      .00000000%    100.00000000%
 2 Jan 2017      17.69332032%   100.00000000%       .00000000%
 2 Jul 2017      12.80626270%      .00000000%    100.00000000%

                                                          SCHEDULE 2
                                                              TO
                                                            LEASE



          SCHEDULE OF CASUALTY VALUES

                                          PART A
                Percentage of
    DATE        Facility Cost
 2 Oct 1989       104.22081450%
 2 Nov 1989       105.31010708%
 2 Dec 1989       106.40297535%
 2 Jan 1990       107.46518553%
 2 Feb 1990       108.58002578%
 2 Mar 1990       109.69872660%
 2 Apr 1990       110.81752275%
 2 May 1990       111.90957571%
 2 Jun 1990       113.00523396%
 2 Jul 1990       114.07389004%
 2 Aug 1990       115.24040370%
 2 Sep 1990       116.41135410%
 2 Oct 1990       117.55614306%
 2 Nov 1990       118.70512556%
 2 Dec 1990       119.85834824%
 2 Jan 1991       120.83204341%
 2 Feb 1991       117.35599912%
 2 Mar 1991       118.48859736%
 2 Apr 1991       119.61171742%
 2 May 1991       120.71071998%
 2 Jun 1991       121.81340281%
 2 Jul 1991       122.89173928%
 2 Aug 1991       119.36691878%
 2 Sep 1991       120.45216548%
 2 Oct 1991       121.51287054%
 2 Nov 1991       122.57682700%
 2 Dec 1991       123.64407092%
 2 Jan 1992       124.68657129%
 2 Feb 1992       121.12869331%
 2 Mar 1992       122.17732189%
 2 Apr 1992       123.21659118%
 2 May 1992       124.24158566%
 2 Jun 1992       125.26943069%
 2 Jul 1992       126.28287270%
 2 Aug 1992       122.69208005%
 2 Sep 1992       123.71096401%
 2 Oct 1992       124.71534436%
 2 Nov 1992       125.72234390%
 2 Dec 1992       126.73199162%
 2 Jan 1993       128.52831170%
 2 Feb 1993       124.92192289%
 2 Mar 1993       125.92535847%
 2 Apr 1993       126.92611747%
 2 May 1993       127.91265555%
 2 Jun 1993       128.90161184%
 2 Jul 1993       129.87621473%
 2 Aug 1993       126.25006258%
 2 Sep 1993       127.22925921%
 2 Oct 1993       128.19399249%
 2 Nov 1993       129.16089884%
 2 Dec 1993       130.13000224%
 2 Jan 1994       131.08452857%
 2 Feb 1994       127.43353507%
 2 Mar 1994       128.39216163%
 2 Apr 1994       129.35081376%
 2 May 1994       130.29596238%
 2 Jun 1994       131.24306344%
 2 Jul 1994       132.17653127%
 2 Aug 1994       128.50901281%
 2 Sep 1994       129.44614320%
 2 Oct 1994       130.36952794%
 2 Nov 1994       131.29462028%
 2 Dec 1994       132.22143896%
 2 Jan 1995       133.13439573%
 2 Feb 1995       129.44109209%
 2 Mar 1995       130.35720346%
 2 Apr 1995       131.27493992%
 2 May 1995       132.18001713%
 2 Jun 1995       133.08659540%
 2 Jul 1995       133.98038902%
 2 Aug 1995       130.27300685%
 2 Sep 1995       131.16956396%
 2 Oct 1995       132.05322334%
 2 Nov 1995       132.93814261%
 2 Dec 1995       133.82433548%
 2 Jan 1996       134.69751367%
 2 Feb 1996       130.18309274%
 2 Mar 1996       131.05187585%
 2 Apr 1996       131.92182548%
 2 May 1996       132.78059364%
 2 Jun 1996       133.64041561%
 2 Jul 1996       134.48894213%
 2 Aug 1996       130.77600141%
 2 Sep 1996       131.62641513%
 2 Oct 1996       132.46542705%
 2 Nov 1996       133.30526997%
 2 Dec 1996       134.14595277%
 2 Jan 1997       134.97512378%
 2 Feb 1997       128.97531342%
 2 Mar 1997       129.78663625%
 2 Apr 1997       130.59869416%
 2 May 1997       131.39654368%
 2 Jun 1997       132.19497684%
 2 Jul 1997       132.97904846%
 2 Aug 1997       133.64542875%
 2 Sep 1997       134.32495502%
 2 Oct 1997       134.99051707%
 2 Nov 1997       135.65690963%
 2 Dec 1997       136.32414153%
 2 Jan 1998       136.97727041%
 2 Feb 1998       134.40520198%
 2 Mar 1998       135.05971846%
 2 Apr 1998       135.71493967%
 2 May 1998       136.35575116%
 2 Jun 1998       136.99711326%
 2 Jul 1998       137.62390977%
 2 Aug 1998       134.73194929%
 2 Sep 1998       135.35953571%
 2 Oct 1998       135.97240110%
 2 Nov 1998       136.58550230%
 2 Dec 1998       137.19884142%
 2 Jan 1999       137.81038441%
 2 Feb 1999       127.72192743%
 2 Mar 1999       128.28582311%
 2 Apr 1999       128.84994214%
 2 May 1999       129.41428647%
 2 Jun 1999       129.97885807%
 2 Jul 1999       130.54365895%
 2 Aug 1999       127.87807021%
 2 Sep 1999       128.44333569%
 2 Oct 1999       129.00883653%
 2 Nov 1999       129.57457479%
 2 Dec 1999       130.14055257%
 2 Jan 2000       121.31171593%
 2 Feb 2000       122.18924429%
 2 Mar 2000       122.71675605%
 2 Apr 2000       123.24451583%
 2 May 2000       123.77252581%
 2 Jun 2000       124.30078819%
 2 Jul 2000       124.82930518%
 2 Aug 2000       122.36264138%
 2 Sep 2000       122.89167430%
 2 Oct 2000       123.42096859%
 2 Nov 2000       123.95052654%
 2 Dec 2000       124.48035047%
 2 Jan 2001       125.01044270%
 2 Feb 2001       116.69199812%
 2 Mar 2001       117.18343683%
 2 Apr 2001       117.67515098%
 2 May 2001       118.16714297%
 2 Jun 2001       118.65941525%
 2 Jul 2001       119.15197027%
 2 Aug 2001       116.88455618%
 2 Sep 2001       117.37768415%
 2 Oct 2001       117.87110237%
 2 Nov 2001       118.36481339%
 2 Dec 2001       118.85881977%
 2 Jan 2002       119.35312411%
 2 Feb 2002       111.23410482%
 2 Mar 2002       111.68981573%
 2 Apr 2002       112.14583250%
  2 May 2002      112.60215782%
  2 Jun 2002      113.05879439%
  2 Jul 2002      113.51574496%
  2 Aug 2002      111.44794120%
  2 Sep 2002      111.90552803%
  2 Oct 2002      112.36343718%
  2 Nov 2002      112.82167148%
  2 Dec 2002      113.28023379%
  2 Jan 2003      113.73912697%
  2 Feb 2003      100.78010854%
  2 Mar 2003      101.17610098%
  2 Apr 2003      101.57243309%
  2 May 2003      101.96910784%
  2 Jun 2003      102.36612825%
  2 Jul 2003      102.76578906%
  2 Aug 2003       99.61986628%
  2 Sep 2003      100.01794195%
  2 Oct 2003      100.41637555%
  2 Nov 2003      100.81517024%
  2 Dec 2003      101.21432917%
  2 Jan 2004      101.61846461%
  2 Feb 2004       94.96657710%
  2 Mar 2004       95.33548732%
  2 Apr 2004       95.70477473%
  2 May 2004       96.07444266%
  2 Jun 2004       96.44449444%
  2 Jul 2004       96.81493343%
  2 Aug 2004       95.23028392%
  2 Sep 2004       95.60150756%
  2 Oct 2004       95.97312870%
  2 Nov 2004       96.34515082%
  2 Dec 2004       96.71757744%
  2 Jan 2005       94.91240368%
  2 Feb 2005       95.31245329%
  2 Mar 2005       95.68492133%
  2 Apr 2005       96.05780826%
  2 May 2005       96.43111774%
  2 Jun 2005       96.80485348%
  2 Jul 2005       97.17901923%
  2 Aug 2005       95.58780062%
  2 Sep 2005       95.96283772%
  2 Oct 2005       96.33831625%
  2 Nov 2005       96.71424007%
  2 Dec 2005       97.09061308%
  2 Jan 2006       97.46743924%
  2 Feb 2006       94.85924985%
  2 Mar 2006       95.23189047%
  2 Apr 2006       95.60499625%
  2 May 2006       95.97857128%
  2 Jun 2006       96.35261968%
  2 Jul 2006       96.72714561%
  2 Aug 2006       94.90945780%
  2 Sep 2006       95.28495137%
  2 Oct 2006       95.66093513%
  2 Nov 2006       96.03741340%
  2 Dec 2006       96.41439050%
  2 Jan 2007       96.79187081%
  2 Feb 2007       94.05162462%
  2 Mar 2007       94.42426158%
  2 Apr 2007       94.79741511%
  2 May 2007       95.17108975%
  2 Jun 2007       95.54529006%
  2 Jul 2007       95.92002067%
  2 Aug 2007       94.08776915%
  2 Sep 2007       94.46357433%
  2 Oct 2007       94.83992387%
  2 Nov 2007       95.21682255%
  2 Dec 2007       95.59427520%
  2 Jan 2008       95.97228666%
  2 Feb 2008       92.36919312%
  2 Mar 2008       92.73829787%
  2 Apr 2008       93.10797628%
  2 May 2008       93.47823338%
  2 Jun 2008       93.84907424%
  2 Jul 2008       94.22050399%
  2 Aug 2008       92.17024534%
  2 Sep 2008       92.54286841%
  2 Oct 2008       92.91609600%
  2 Nov 2008       93.28993341%
  2 Dec 2008       93.66438600%
  2 Jan 2009       94.03945916%
  2 Feb 2009       88.00253572%
  2 Mar 2009       88.35649774%
  2 Apr 2009       88.71109681%
  2 May 2009       89.06633852%
  2 Jun 2009       89.42222850%
  2 Jul 2009       89.78058195%
  2 Aug 2009       87.19971509%
  2 Sep 2009       87.55758421%
  2 Oct 2009       87.91612466%
  2 Nov 2009       88.27534232%
  2 Dec 2009       88.63524313%
  2 Jan 2010       83.00577222%
  2 Feb 2010       82.21078509%
  2 Mar 2010       82.54456644%
  2 Apr 2010       82.87905524%
  2 May 2010       83.21425769%
  2 Jun 2010       83.55018004%
  2 Jul 2010       83.89661304%
  2 Aug 2010       81.46515425%
  2 Sep 2010       81.80327445%
  2 Oct 2010       82.14214016%
  2 Nov 2010       82.48175791%
  2 Dec 2010       82.82213431%
  2 Jan 2011       83.17927428%
  2 Feb 2011       72.88016157%
  2 Mar 2011       73.17783881%
  2 Apr 2011       73.47630166%
  2 May 2011       73.77555702%
  2 Jun 2011       74.07561185%
  2 Jul 2011       74.39827398%
  2 Aug 2011       71.05120044%
  2 Sep 2011       71.35369598%
  2 Oct 2011       71.65701940%
  2 Nov 2011       71.96117798%
  2 Dec 2011       72.26617904%
  2 Jan 2012       72.59969820%
  2 Feb 2012       65.28408747%
  2 Mar 2012       65.56505146%
  2 Apr 2012       65.84688788%
  2 May 2012       66.12960439%
  2 Jun 2012       66.41320870%
  2 Jul 2012       66.71776482%
  2 Aug 2012       63.51407438%
  2 Sep 2012       63.80038911%
  2 Oct 2012       64.08762322%
  2 Nov 2012       64.37578477%
  2 Dec 2012       64.66488188%
  2 Jan 2013       64.96728190%
  2 Feb 2013       60.13744582%
  2 Mar 2013       60.41043641%
  2 Apr 2013       60.68439585%
  2 May 2013       60.95933262%
  2 Jun 2013       61.23525531%
  2 Jul 2013       61.52453167%
  2 Aug 2013       59.62713504%
  2 Sep 2013       59.90606766%
  2 Oct 2013       60.18602125%
  2 Nov 2013       60.46700475%
  2 Dec 2013       60.74902721%
  2 Jan 2014       61.04445687%
  2 Feb 2014       55.02947285%
  2 Mar 2014       55.28906107%
  2 Apr 2014       55.54972519%
  2 May 2014       55.81147464%
  2 Jun 2014       56.07431896%
  2 Jul 2014       56.35216316%
  2 Aug 2014       54.29554566%
  2 Sep 2014       54.56173251%
  2 Oct 2014       54.82905315%
  2 Nov 2014       55.09751753%
  2 Dec 2014       55.36713566%
  2 Jan 2015       55.65336659%
  2 Feb 2015       50.09860862%
  2 Mar 2015       50.34827761%
  2 Apr 2015       50.59914138%
  2 May 2015       50.85121043%
  2 Jun 2015       51.10449533%
  2 Jul 2015       51.37445562%
  2 Aug 2015       49.44935305%
  2 Sep 2015       49.70634985%
  2 Oct 2015       49.96460572%
  2 Nov 2015       50.22413170%
  2 Dec 2015       50.48493895%
  2 Jan 2016       50.76248759%
  2 Feb 2016       48.47496913%
  2 Mar 2016       48.73720980%
  2 Apr 2016       49.00077730%
  2 May 2016       49.26568325%
  2 Jun 2016       49.53193940%
  2 Jul 2016       49.79955759%
  2 Aug 2016       47.90256766%
  2 Sep 2016       48.17294589%
  2 Oct 2016       48.44472232%
  2 Nov 2016       48.71790923%
  2 Dec 2016       48.99251898%
  2 Jan 2017       49.26856406%
  2 Feb 2017       31.74174981%
  2 Mar 2017       31.90970639%
  2 Apr 2017       32.07913642%
  2 May 2017       32.29532009%
  2 Jun 2017       32.51350902%
  2 Jul 2017       32.80627257%

                                                            SCHEDULE 2
                                                                 TO
                                                               LEASE



               SCHEDULE OF CASUALTY VALUES

                                           PART B
                  Percentage of
     DATE         Facility Cost
  2 Oct 1989       116.72731224%
  2 Nov 1989       117.94731993%
  2 Dec 1989       119.17133239%
  2 Jan 1990       120.36100779%
  2 Feb 1990       121.60962887%
  2 Mar 1990       122.86257379%
  2 Apr 1990       124.11562548%
  2 May 1990       125.33872480%
  2 Jun 1990       126.56586204%
  2 Jul 1990       127.76275684%
  2 Aug 1990       129.06925214%
  2 Sep 1990       130.38071659%
  2 Oct 1990       131.66288023%
  2 Nov 1990       132.94974063%
  2 Dec 1990       134.24135003%
  2 Jan 1991       135.33188862%
  2 Feb 1991       131.43871901%
  2 Mar 1991       132.70722904%
  2 Apr 1991       133.96512351%
  2 May 1991       135.19600638%
  2 Jun 1991       136.43101115%
  2 Jul 1991       137.63874799%
  2 Aug 1991       133.69094903%
  2 Sep 1991       134.90642534%
  2 Oct 1991       136.09441500%
  2 Nov 1991       137.28604624%
  2 Dec 1991       138.48135943%
  2 Jan 1992       139.64895984%
  2 Feb 1992       135.66413651%
  2 Mar 1992       136.83860052%
  2 Apr 1992       138.00258212%
  2 May 1992       139.15057594%
  2 Jun 1992       140.30176237%
  2 Jul 1992       141.43681742%
  2 Aug 1992       137.41512966%
  2 Sep 1992       138.55627969%
  2 Oct 1992       139.68118568%
  2 Nov 1992       140.80902517%
  2 Dec 1992       141.93983061%
  2 Jan 1993       143.95170910%
  2 Feb 1993       139.91255364%
  2 Mar 1993       141.03640149%
  2 Apr 1993       142.15725157%
  2 May 1993       143.26217422%
  2 Jun 1993       144.36980526%
  2 Jul 1993       145.46136050%
  2 Aug 1993       141.40007009%
  2 Sep 1993       142.49677032%
  2 Oct 1993       143.57727159%
  2 Nov 1993       144.66020670%
  2 Dec 1993       145.74560251%
  2 Jan 1994       146.81467200%
  2 Feb 1994       142.72555928%
  2 Mar 1994       143.79922103%
  2 Apr 1994       144.87291141%
  2 May 1994       145.93147787%
  2 Jun 1994       146.99223105%
  2 Jul 1994       148.03771502%
  2 Aug 1994       143.93009435%
  2 Sep 1994       144.97968038%
  2 Oct 1994       146.01387129%
  2 Nov 1994       147.04997471%
  2 Dec 1994       148.08801164%
  2 Jan 1995       149.11052322%
  2 Feb 1995       144.97402314%
  2 Mar 1995       146.00006788%
  2 Apr 1995       147.02793271%
  2 May 1995       148.04161919%
  2 Jun 1995       149.05698685%
  2 Jul 1995       150.05803570%
  2 Aug 1995       145.90576767%
  2 Sep 1995       146.90991164%
  2 Oct 1995       147.89961014%
  2 Nov 1995       148.89071972%
  2 Dec 1995       149.88325574%
  2 Jan 1996       150.86121531%
  2 Feb 1996       145.80506387%
  2 Mar 1996       146.77810095%
  2 Apr 1996       147.75244454%
  2 May 1996       148.71426488%
  2 Jun 1996       149.67726548%
  2 Jul 1996       150.62761519%
  2 Aug 1996       146.46912158%
  2 Sep 1996       147.42158495%
  2 Oct 1996       148.36127830%
  2 Nov 1996       149.30190237%
  2 Dec 1996       150.24346710%
  2 Jan 1997       151.17213863%
  2 Feb 1997       144.45235103%
  2 Mar 1997       145.36103260%
  2 Apr 1997       146.27053746%
  2 May 1997       147.16412892%
  2 Jun 1997       148.05837406%
  2 Jul 1997       148.93653428%
  2 Aug 1997       149.68288020%
  2 Sep 1997       150.44394962%
  2 Oct 1997       151.18937912%
  2 Nov 1997       151.93573879%
  2 Dec 1997       152.68303851%
  2 Jan 1998       153.41454286%
  2 Feb 1998       150.53382622%
  2 Mar 1998       151.26688468%
  2 Apr 1998       152.00073243%
  2 May 1998       152.71844130%
  2 Jun 1998       153.43676685%
  2 Jul 1998       154.13877894%
  2 Aug 1998       150.89978320%
  2 Sep 1998       151.60268000%
  2 Oct 1998       152.28908923%
  2 Nov 1998       152.97576258%
  2 Dec 1998       153.66270239%
  2 Jan 1999       154.34763054%
  2 Feb 1999       143.04855872%
  2 Mar 1999       143.68012188%
  2 Apr 1999       144.31193520%
  2 May 1999       144.94400085%
  2 Jun 1999       145.57632104%
  2 Jul 1999       146.20889802%
  2 Aug 1999       143.22343864%
  2 Sep 1999       143.85653597%
  2 Oct 1999       144.48989691%
  2 Nov 1999       145.12352376%
  2 Dec 1999       145.75741888%
  2 Jan 2000       135.86912184%
  2 Feb 2000       136.85195360%
  2 Mar 2000       137.44276678%
  2 Apr 2000       138.03385773%
  2 May 2000       138.62522891%
  2 Jun 2000       139.21688277%
  2 Jul 2000       139.80882180%
  2 Aug 2000       137.04615835%
  2 Sep 2000       137.63867522%
  2 Oct 2000       138.23148482%
  2 Nov 2000       138.82458972%
  2 Dec 2000       139.41799253%
  2 Jan 2001       140.01169582%
  2 Feb 2001       130.69503789%
  2 Mar 2001       131.24544925%
  2 Apr 2001       131.79616910%
  2 May 2001       132.34720013%
  2 Jun 2001       132.89854508%
  2 Jul 2001       133.45020670%
  2 Aug 2001       130.91070292%
  2 Sep 2001       131.46300625%
  2 Oct 2001       132.01563465%
  2 Nov 2001       132.56859100%
  2 Dec 2001       133.12187814%
  2 Jan 2002       133.67549900%
  2 Feb 2002       124.58219740%
  2 Mar 2002       125.09259362%
  2 Apr 2002       125.60333240%
    2 May 2002     126.11441676%
    2 Jun 2002     126.62584972%
    2 Jul 2002     127.13763436%
    2 Aug 2002     124.82169414%
    2 Sep 2002     125.33419139%
    2 Oct 2002     125.84704964%
    2 Nov 2002     126.36027206%
    2 Dec 2002     126.87386184%
    2 Jan 2003     127.38782221%
    2 Feb 2003     112.87372156%
    2 Mar 2003     113.31723310%
    2 Apr 2003     113.76112506%
    2 May 2003     114.20540078%
    2 Jun 2003     114.65006364%
    2 Jul 2003     115.09768375%
    2 Aug 2003     111.57425023%
    2 Sep 2003     112.02009498%
    2 Oct 2003     112.46634062%
    2 Nov 2003     112.91299067%
    2 Dec 2003     113.36004867%
    2 Jan 2004     113.81268036%
    2 Feb 2004     106.36256635%
    2 Mar 2004     106.77574580%
    2 Apr 2004     107.18934770%
    2 May 2004     107.60337578%
    2 Jun 2004     108.01783377%
    2 Jul 2004     108.43272544%
    2 Aug 2004     106.65791799%
    2 Sep 2004     107.07368847%
    2 Oct 2004     107.48990414%
    2 Nov 2004     107.90656892%
    2 Dec 2004     108.32368673%
    2 Jan 2005     106.30189212%
    2 Feb 2005     106.74994768%
    2 Mar 2005     107.16711189%
    2 Apr 2005     107.58474525%
    2 May 2005     108.00285187%
    2 Jun 2005     108.42143590%
    2 Jul 2005     108.84050154%
    2 Aug 2005     107.05833669%
    2 Sep 2005     107.47837825%
    2 Oct 2005     107.89891420%
    2 Nov 2005     108.31994888%
    2 Dec 2005     108.74148665%
    2 Jan 2006     109.16353195%
    2 Feb 2006     106.24235983%
    2 Mar 2006     106.65971733%
    2 Apr 2006     107.07759580%
    2 May 2006     107.49599983%
    2 Jun 2006     107.91493404%
    2 Jul 2006     108.33440308%
    2 Aug 2006     106.29859274%
    2 Sep 2006     106.71914553%
    2 Oct 2006     107.14024735%
    2 Nov 2006     107.56190301%
    2 Dec 2006     107.98411736%
    2 Jan 2007     108.40689531%
    2 Feb 2007     105.33781957%
    2 Mar 2007     105.75517297%
    2 Apr 2007     106.17310492%
    2 May 2007     106.59162052%
    2 Jun 2007     107.01072487%
    2 Jul 2007     107.43042315%
    2 Aug 2007     105.37830145%
    2 Sep 2007     105.79920325%
    2 Oct 2007     106.22071473%
    2 Nov 2007     106.64284126%
    2 Dec 2007     107.06558822%
    2 Jan 2008     107.48896106%
    2 Feb 2008     103.45349629%
    2 Mar 2008     103.86689361%
    2 Apr 2008     104.28093343%
    2 May 2008     104.69562139%
    2 Jun 2008     105.11096315%
    2 Jul 2008     105.52696447%
    2 Aug 2008     103.23067478%
    2 Sep 2008     103.64801262%
    2 Oct 2008     104.06602752%
    2 Nov 2008     104.48472542%
    2 Dec 2008     104.90411232%
    2 Jan 2009     105.32419426%
    2 Feb 2009      98.56284001%
    2 Mar 2009      98.95927747%
    2 Apr 2009      99.35642843%
    2 May 2009      99.75429914%
    2 Jun 2009     100.15289592%
    2 Jul 2009     100.55425178%
    2 Aug 2009      97.66368090%
    2 Sep 2009      98.06449432%
    2 Oct 2009      98.46605962%
    2 Nov 2009      98.86838340%
    2 Dec 2009      99.27147231%
    2 Jan 2010      92.96646489%
    2 Feb 2010      92.07607930%
    2 Mar 2010      92.44991441%
    2 Apr 2010      92.82454187%
    2 May 2010      93.19996861%
    2 Jun 2010      93.57620164%
    2 Jul 2010      93.96420660%
    2 Aug 2010      91.24097276%
    2 Sep 2010      91.61966738%
    2 Oct 2010      91.99919698%
    2 Nov 2010      92.37956886%
    2 Dec 2010      92.76079043%
    2 Jan 2011      93.16078719%
    2 Feb 2011      81.62578096%
    2 Mar 2011      81.95917947%
    2 Apr 2011      82.29345786%
    2 May 2011      82.62862386%
    2 Jun 2011      82.96468527%
    2 Jul 2011      83.32606686%
    2 Aug 2011      79.57734449%
    2 Sep 2011      79.91613950%
    2 Oct 2011      80.25586173%
    2 Nov 2011      80.59651934%
    2 Dec 2011      80.93812052%
    2 Jan 2012      81.31166198%
    2 Feb 2012      73.11817797%
    2 Mar 2012      73.43285764%
    2 Apr 2012      73.74851443%
    2 May 2012      74.06515692%
    2 Jun 2012      74.38279374%
    2 Jul 2012      74.72389660%
    2 Aug 2012      71.13576331%
    2 Sep 2012      71.45643580%
    2 Oct 2012      71.77813801%
    2 Nov 2012      72.10087894%
    2 Dec 2012      72.42466771%
    2 Jan 2013      72.76335573%
    2 Feb 2013      67.35393932%
    2 Mar 2013      67.65968878%
    2 Apr 2013      67.96652335%
    2 May 2013      68.27445253%
    2 Jun 2013      68.58348595%
    2 Jul 2013      68.90747547%
    2 Aug 2013      66.78239124%
    2 Sep 2013      67.09479578%
    2 Oct 2013      67.40834380%
    2 Nov 2013      67.72304532%
    2 Dec 2013      68.03891048%
    2 Jan 2014      68.36979169%
    2 Feb 2014      61.63300959%
    2 Mar 2014      61.92374840%
    2 Apr 2014      62.21569221%
    2 May 2014      62.50885160%
    2 Jun 2014      62.80323724%
    2 Jul 2014      63.11442274%
    2 Aug 2014      60.81101114%
    2 Sep 2014      61.10914041%
    2 Oct 2014      61.40853953%
    2 Nov 2014      61.70921963%
    2 Dec 2014      62.01119194%
    2 Jan 2015      62.33177058%
    2 Feb 2015      56.11044165%
    2 Mar 2015      56.39007092%
    2 Apr 2015      56.67103835%
    2 May 2015      56.95335568%
    2 Jun 2015      57.23703477%
    2 Jul 2015      57.53939029%
    2 Aug 2015      55.38327542%
    2 Sep 2015      55.67111183%
    2 Oct 2015      55.96035841%
    2 Nov 2015      56.25102750%
    2 Dec 2015      56.54313162%
    2 Jan 2016      56.85398610%
    2 Feb 2016      54.29196543%
    2 Mar 2016      54.58567498%
    2 Apr 2016      54.88087058%
    2 May 2016      55.17756524%
    2 Jun 2016      55.47577213%
    2 Jul 2016      55.77550450%
    2 Aug 2016      53.65087578%
    2 Sep 2016      53.95369940%
    2 Oct 2016      54.25808900%
    2 Nov 2016      54.56405834%
    2 Dec 2016      54.87162126%
    2 Jan 2017      55.18079175%
    2 Feb 2017      35.55075979%
    2 Mar 2017      35.73887116%
    2 Apr 2017      35.92863279%
    2 May 2017      36.17075850%
    2 Jun 2017      36.41513010%
    2 Jul 2017      36.74302528%

                                                            SCHEDULE 3
                                                                 TO
                                                                LEASE



         SCHEDULE OF SPECIALTY CASUALTY VALUES


                Percentage of
    DATE        Facility Cost
 2 Oct 1989      103.67527896%
 2 Nov 1989      104.75978572%
 2 Dec 1989      105.84782618%
 2 Jan 1990      106.90516620%
 2 Feb 1990      108.01509356%
 2 Mar 1990      109.12883839%
 2 Apr 1990      110.24263508%
 2 May 1990      111.32964472%
 2 Jun 1990      112.42021541%
 2 Jul 1990      113.48373929%
 2 Aug 1990      114.64507572%
 2 Sep 1990      115.81080349%
 2 Oct 1990      116.95032400%
 2 Nov 1990      118.09399182%
 2 Dec 1990      119.24185320%
 2 Jan 1991      120.21014004%
 2 Feb 1991      116.72863997%
 2 Mar 1991      117.85573457%
 2 Apr 1991      118.97330271%
 2 May 1991      120.06670464%
 2 Jun 1991      121.16373772%
 2 Jul 1991      122.23637487%
 2 Aug 1991      118.70580504%
 2 Sep 1991      119.78525199%
 2 Oct 1991      120.84010641%
 2 Nov 1991      121.89816090%
 2 Dec 1991      122.95945109%
 2 Jan 1992      123.99594549%
 2 Feb 1992      120.43200885%
 2 Mar 1992      121.47452561%
 2 Apr 1992      122.50762949%
 2 May 1992      123.52640445%
 2 Jun 1992      124.54797540%
 2 Jul 1992      125.55508829%
 2 Aug 1992      121.95791100%
 2 Sep 1992      122.97035431%
 2 Oct 1992      123.96823751%
 2 Nov 1992      124.96868290%
 2 Dec 1992      125.97171897%
 2 Jan 1993      127.76136940%
 2 Feb 1993      124.14825243%
 2 Mar 1993      125.14490082%
 2 Apr 1993      126.13881310%
 2 May 1993      127.11844438%
 2 Jun 1993      128.10043329%
 2 Jul 1993      129.06800768%
 2 Aug 1993      125.43476536%
 2 Sep 1993      126.40680963%
 2 Oct 1993      127.36432780%
 2 Nov 1993      128.32395574%
 2 Dec 1993      129.28571688%
 2 Jan 1994      130.23283654%
 2 Feb 1994      126.57437139%
 2 Mar 1994      127.52546077%
 2 Apr 1994      128.47650959%
 2 May 1994      129.41398818%
 2 Jun 1994      130.35335195%
 2 Jul 1994      131.27901459%
 2 Aug 1994      127.60362248%
 2 Sep 1994      128.53281015%
 2 Oct 1994      129.44818248%
 2 Nov 1994      130.36519212%
 2 Dec 1994      131.28385720%
 2 Jan 1995      132.18858885%
 2 Feb 1995      128.48698792%
 2 Mar 1995      129.39472921%
 2 Apr 1995      130.30402216%
 2 May 1995      131.20058179%
 2 Jun 1995      132.09856777%
 2 Jul 1995      132.98369371%
 2 Aug 1995      129.26756781%
 2 Sep 1995      130.15530450%
 2 Oct 1995      131.03006608%
 2 Nov 1995      131.90600949%
 2 Dec 1995      132.78314776%
 2 Jan 1996      133.64719192%
 2 Feb 1996      129.12355681%
 2 Mar 1996      129.98304493%
 2 Apr 1996      130.84361802%
 2 May 1996      131.69292738%
 2 Jun 1996      132.54320756%
 2 Jul 1996      133.38210860%
 2 Aug 1996      129.65945795%
 2 Sep 1996      130.50007656%
 2 Oct 1996      131.32920744%
 2 Nov 1996      132.15908264%
 2 Dec 1996      132.98971027%
 2 Jan 1997      133.80873790%
 2 Feb 1997      127.79869518%
 2 Mar 1997      128.59969588%
 2 Apr 1997      129.40134111%
 2 May 1997      130.18868660%
 2 Jun 1997      130.97652358%
 2 Jul 1997      131.74990607%
 2 Aug 1997      132.40550345%
 2 Sep 1997      133.07415222%
 2 Oct 1997      133.72874134%
 2 Nov 1997      134.38406471%
 2 Dec 1997      135.04013031%
 2 Jan 1998      135.68199494%
 2 Feb 1998      133.09856343%
 2 Mar 1998      133.74161715%
 2 Apr 1998      134.38527505%
 2 May 1998      135.01442177%
 2 Jun 1998      135.64401678%
 2 Jul 1998      136.25894298%
 2 Aug 1998      133.35500804%
 2 Sep 1998      133.97051495%
 2 Oct 1998      134.57119487%
 2 Nov 1998      135.17200370%
 2 Dec 1998      135.77294261%
 2 Jan 1999      136.37197660%
 2 Feb 1999      126.27090089%
 2 Mar 1999      126.82206714%
 2 Apr 1999      127.37334506%
 2 May 1999      127.92473563%
 2 Jun 1999      128.47623984%
 2 Jul 1999      129.02785869%
 2 Aug 1999      126.34897228%
 2 Sep 1999      126.90082343%
 2 Oct 1999      127.45279225%
 2 Nov 1999      128.00487979%
 2 Dec 1999      128.55708709%
 2 Jan 2000      129.10941519%
 2 Feb 2000      120.57787439%
 2 Mar 2000      121.09125007%
 2 Apr 2000      121.60474976%
 2 May 2000      122.11837456%
 2 Jun 2000      122.63212555%
 2 Jul 2000      123.14600384%
 2 Aug 2000      120.66457293%
 2 Sep 2000      121.17870920%
 2 Oct 2000      121.69297615%
 2 Nov 2000      122.20737492%
 2 Dec 2000      122.72190669%
 2 Jan 2001      123.23657261%
 2 Feb 2001      114.90256638%
 2 Mar 2001      115.37830693%
 2 Apr 2001      115.85418520%
 2 May 2001      116.33020239%
 2 Jun 2001      116.80635972%
 2 Jul 2001      117.28265843%
 2 Aug 2001      114.99884541%
 2 Sep 2001      115.47543059%
 2 Oct 2001      115.95216089%
 2 Nov 2001      116.42903760%
 2 Dec 2001      116.90606198%
 2 Jan 2002      117.38323535%
 2 Feb 2002      109.24693480%
 2 Mar 2002      109.68521284%
 2 Apr 2002      110.12364381%
   2 May 2002    110.56222906%
   2 Jun 2002    111.00096994%
   2 Jul 2002    111.43986781%
   2 Aug 2002    109.35385299%
   2 Sep 2002    109.79306899%
   2 Oct 2002    110.23244616%
   2 Nov 2002    110.67198590%
   2 Dec 2002    111.11168964%
   2 Jan 2003    111.55155882%
   2 Feb 2003     98.57334948%
   2 Mar 2003     98.94998267%
   2 Apr 2003     99.32678569%
   2 May 2003     99.70376004%
   2 Jun 2003    100.08090721%
   2 Jul 2003    100.46052045%
   2 Aug 2003     97.29437422%
   2 Sep 2003     97.67204902%
   2 Oct 2003     98.04990279%
   2 Nov 2003     98.42793710%
   2 Dec 2003     98.80615353%
   2 Jan 2004     99.18916275%
   2 Feb 2004     92.51596368%
   2 Mar 2004     92.86337538%
   2 Apr 2004     93.21097568%
   2 May 2004     93.55876624%
   2 Jun 2004     93.90674872%
   2 Jul 2004     94.25492480%
   2 Aug 2004     92.64781709%
   2 Sep 2004     92.99638551%
   2 Oct 2004     93.34515266%
   2 Nov 2004     93.69412032%
   2 Dec 2004     94.04329022%
   2 Jan 2005     94.39266414%
   2 Feb 2005     92.59103877%
   2 Mar 2005     92.93963264%
   2 Apr 2005     93.28843595%
   2 May 2005     93.63745053%
   2 Jun 2005     93.98667825%
   2 Jul 2005     94.33612097%
   2 Aug 2005     92.71996244%
   2 Sep 2005     93.06984083%
   2 Oct 2005     93.41993994%
   2 Nov 2005     93.77026170%
   2 Dec 2005     94.12080805%
   2 Jan 2006     94.47158097%
   2 Feb 2006     91.83710979%
   2 Mar 2006     92.18323805%
   2 Apr 2006     92.52959890%
   2 May 2006     92.87619437%
   2 Jun 2006     93.22302652%
   2 Jul 2006     93.57009744%
   2 Aug 2006     91.72471377%
   2 Sep 2006     92.07226850%
   2 Oct 2006     92.42006834%
   2 Nov 2006     92.76811543%
   2 Dec 2006     93.11641193%
   2 Jan 2007     93.46496004%
   2 Feb 2007     90.69552783%
   2 Mar 2007     91.03872273%
   2 Apr 2007     91.38217592%
   2 May 2007     91.72588966%
   2 Jun 2007     92.06986624%
   2 Jul 2007     92.41410796%
   2 Aug 2007     90.55110009%
   2 Sep 2007     90.89587910%
   2 Oct 2007     91.24093030%
   2 Nov 2007     91.58625606%
   2 Dec 2007     91.93185880%
   2 Jan 2008     92.27774096%
   2 Feb 2008     88.64223624%
   2 Mar 2008     88.97864549%
   2 Apr 2008     89.31534156%
   2 May 2008     89.65232698%
   2 Jun 2008     89.98960429%
   2 Jul 2008     90.32717603%
   2 Aug 2008     88.24276235%
   2 Sep 2008     88.58093076%
   2 Oct 2008     88.91940142%
   2 Nov 2008     89.25817700%
   2 Dec 2008     89.59726017%
   2 Jan 2009     89.93665362%
   2 Feb 2009     83.86373746%
   2 Mar 2009     84.18139101%
   2 Apr 2009     84.49936309%
   2 May 2009     84.81765649%
   2 Jun 2009     85.13627402%
   2 Jul 2009     85.45702804%
   2 Aug 2009     82.83823190%
   2 Sep 2009     83.15783900%
   2 Oct 2009     83.47778177%
   2 Nov 2009     83.79806314%
   2 Dec 2009     84.11868609%
   2 Jan 2010     84.44329285%
   2 Feb 2010     77.61463558%
   2 Mar 2010     77.90809625%
   2 Apr 2010     78.20191065%
   2 May 2010     78.49608187%
   2 Jun 2010     78.79061304%
   2 Jul 2010     79.09529175%
   2 Aug 2010     76.62171236%
   2 Sep 2010     76.91734246%
   2 Oct 2010     77.21334531%
   2 Nov 2010     77.50972419%
   2 Dec 2010     77.80648238%
   2 Jan 2011     78.11962150%
   2 Feb 2011     67.77612194%
   2 Mar 2011     68.02902292%
   2 Apr 2011     68.28231671%
   2 May 2011     68.53600676%
   2 Jun 2011     68.79009654%
   2 Jul 2011     69.06639039%
   2 Aug 2011     65.67254179%
   2 Sep 2011     65.92785192%
   2 Oct 2011     66.18357600%
   2 Nov 2011     66.43971766%
   2 Dec 2011     66.69628055%
   2 Jan 2012     66.98093662%
   2 Feb 2012     59.61603413%
   2 Mar 2012     59.84727394%
   2 Apr 2012     60.07894997%
   2 May 2012     60.31106604%
   2 Jun 2012     60.54362602%
   2 Jul 2012     60.79669000%
   2 Aug 2012     57.54105569%
   2 Sep 2012     57.77497088%
   2 Oct 2012     58.00934575%
   2 Nov 2012     58.24418434%
   2 Dec 2012     58.47949071%
   2 Jan 2013     58.72762810%
   2 Feb 2013     53.84305335%
   2 Mar 2013     54.06082508%
   2 Apr 2013     54.27908123%
   2 May 2013     54.49782604%
   2 Jun 2013     54.71706381%
   2 Jul 2013     54.94915798%
   2 Aug 2013     52.99407752%
   2 Sep 2013     53.21482026%
   2 Oct 2013     53.43607348%
   2 Nov 2013     53.65784166%
   2 Dec 2013     53.88012933%
   2 Jan 2014     54.11530014%
   2 Feb 2014     48.03952865%
   2 Mar 2014     48.23779613%
   2 Apr 2014     48.43660156%
   2 May 2014     48.63594966%
   2 Jun 2014     48.83584518%
   2 Jul 2014     49.05018836%
   2 Aug 2014     46.92951277%
   2 Sep 2014     47.13107956%
   2 Oct 2014     47.33321325%
   2 Nov 2014     47.53591881%
   2 Dec 2014     47.73920125%
   2 Jan 2015     47.95851453%
   2 Feb 2015     42.33625186%
   2 Mar 2015     42.51782396%
   2 Apr 2015     42.69999345%
   2 May 2015     42.88276558%
   2 Jun 2015     43.06614563%
   2 Jul 2015     43.26558783%
   2 Aug 2015     41.26934853%
   2 Sep 2015     41.45458453%
   2 Oct 2015     41.64045007%
   2 Nov 2015     41.82695066%
   2 Dec 2015     42.01409189%
   2 Jan 2016     42.21732827%
   2 Feb 2016     39.85484561%
   2 Mar 2016     40.04146446%
   2 Apr 2016     40.22874671%
   2 May 2016     40.41669820%
   2 Jun 2016     40.60532478%
   2 Jul 2016     40.79463239%
   2 Aug 2016     38.81864487%
   2 Sep 2016     39.00933250%
   2 Oct 2016     39.20071923%
   2 Nov 2016     39.39281119%
   2 Dec 2016     39.58561457%
   2 Jan 2017     39.77913562%
   2 Feb 2017     22.16907339%
   2 Mar 2017     22.25305167%
   2 Apr 2017     22.33776669%
   2 May 2017     22.46849216%
   2 Jun 2017     22.60047319%
   2 Jul 2017     22.80627257%

                                                          SCHEDULE 4
                                                              TO
                                                            LEASE



         SCHEDULE OF NET CASUALTY VALUES

                                         PART A
                Percentage of
    DATE        Facility Cost
 2 Oct 1989       16.93778241%
 2 Nov 1989       17.26934019%
 2 Dec 1989       17.60457946%
 2 Jan 1990       17.90825348%
 2 Feb 1990       20.74134140%
 2 Mar 1990       21.10317752%
 2 Apr 1990       21.46511181%
 2 May 1990       21.79951160%
 2 Jun 1990       22.13762336%
 2 Jul 1990       22.44793397%
 2 Aug 1990       27.59879350%
 2 Sep 1990       28.01442523%
 2 Oct 1990       28.40312143%
 2 Nov 1990       28.79613526%
 2 Dec 1990       29.19351471%
 2 Jan 1991       29.40605462%
 2 Feb 1991       29.77698736%
 2 Mar 1991       30.15313213%
 2 Apr 1991       30.51951827%
 2 May 1991       30.86107328%
 2 Jun 1991       31.20641747%
 2 Jul 1991       31.52669492%
 2 Aug 1991       31.85052354%
 2 Sep 1991       32.17794223%
 2 Oct 1991       32.48009312%
 2 Nov 1991       32.78559161%
 2 Dec 1991       33.09447485%
 2 Jan 1992       33.37788238%
 2 Feb 1992       33.66442729%
 2 Mar 1992       33.95414436%
 2 Apr 1992       34.23422522%
 2 May 1992       34.49960888%
 2 Jun 1992       34.76792745%
 2 Jul 1992       35.02141682%
 2 Aug 1992       35.27770763%
 2 Sep 1992       35.53683091%
 2 Oct 1992       35.78102142%
 2 Nov 1992       36.02790863%
 2 Dec 1992       36.27752237%
 2 Jan 1993       37.33708535%
 2 Feb 1993       37.57768308%
 2 Mar 1993       37.82093622%
 2 Apr 1993       38.06143359%
 2 May 1993       38.28728925%
 2 Jun 1993       38.51563468%
 2 Jul 1993       38.72920199%
 2 Aug 1993       38.94512115%
 2 Sep 1993       39.16341814%
 2 Oct 1993       39.36682382%
 2 Nov 1993       39.57246686%
 2 Dec 1993       39.78037196%
 2 Jan 1994       39.97326868%
 2 Feb 1994       40.16828438%
 2 Mar 1994       40.36544242%
 2 Apr 1994       40.56262678%
 2 May 1994       40.74590806%
 2 Jun 1994       40.93119958%
 2 Jul 1994       41.10245445%
 2 Aug 1994       41.27558448%
 2 Sep 1994       41.45061029%
 2 Oct 1994       41.61148373%
 2 Nov 1994       41.77411529%
 2 Dec 1994       41.93852428%
 2 Jan 1995       42.08866120%
 2 Feb 1995       42.24043523%
 2 Mar 1995       42.39386427%
 2 Apr 1995       42.54896648%
 2 May 1995       42.69103488%
 2 Jun 1995       42.83464876%
 2 Jul 1995       42.96509968%
 2 Aug 1995       43.09696554%
 2 Sep 1995       43.23026173%
 2 Oct 1995       43.35027856%
 2 Nov 1995       43.47159257%
 2 Dec 1995       43.59421786%
 2 Jan 1996       43.70344337%
 2 Feb 1996       43.81384429%
 2 Mar 1996       43.92543337%
 2 Apr 1996       44.03822347%
 2 May 1996       44.13950126%
 2 Jun 1996       44.24186402%
 2 Jul 1996       44.33259713%
 2 Aug 1996       44.42429656%
 2 Sep 1996       44.51697270%
 2 Oct 1996       44.59790969%
 2 Nov 1996       44.67970225%
 2 Dec 1996       44.76235955%
 2 Jan 1997       44.83316443%
 2 Feb 1997       44.90471038%
 2 Mar 1997       44.97700523%
 2 Apr 1997       45.05005692%
 2 May 1997       45.10847980%
 2 Jun 1997       45.16750359%
 2 Jul 1997       45.21174090%
 2 Aug 1997       47.72368240%
 2 Sep 1997       47.81943549%
 2 Oct 1997       47.90081117%
 2 Nov 1997       47.98304194%
 2 Dec 1997       48.06613688%
 2 Jan 1998       48.13471150%
 2 Feb 1998       48.20399674%
 2 Mar 1998       48.27400002%
 2 Apr 1998       48.34472888%
 2 May 1998       48.40062166%
 2 Jun 1998       48.45708133%
 2 Jul 1998       48.49854444%
 2 Aug 1998       48.54041219%
 2 Sep 1998       48.58268857%
 2 Oct 1998       48.60980835%
 2 Nov 1998       48.63717092%
 2 Dec 1998       48.66477844%
 2 Jan 1999       48.69053669%
 2 Feb 1999       48.71652091%
 2 Mar 1999       48.74273307%
 2 Apr 1999       48.76917520%
 2 May 1999       48.79584928%
 2 Jun 1999       48.82275738%
 2 Jul 1999       48.84990153%
 2 Aug 1999       48.87728381%
 2 Sep 1999       48.90490630%
 2 Oct 1999       48.93277112%
 2 Nov 1999       48.96088039%
 2 Dec 1999       48.98923625%
 2 Jan 2000       49.01784087%
 2 Feb 2000       49.04669643%
 2 Mar 2000       49.07580514%
 2 Apr 2000       49.10516920%
 2 May 2000       49.13479087%
 2 Jun 2000       49.16467240%
 2 Jul 2000       49.19481607%
 2 Aug 2000       49.22522418%
 2 Sep 2000       49.25589905%
 2 Oct 2000       49.28684303%
 2 Nov 2000       49.31805847%
 2 Dec 2000       49.34954775%
 2 Jan 2001       49.38131328%
 2 Feb 2001       49.41335748%
 2 Mar 2001       49.44568279%
 2 Apr 2001       49.47829169%
 2 May 2001       49.51118664%
 2 Jun 2001       49.54437019%
 2 Jul 2001       49.57784483%
 2 Aug 2001       49.61161315%
 2 Sep 2001       49.64567770%
 2 Oct 2001       49.68004109%
 2 Nov 2001       49.71470594%
 2 Dec 2001       49.74967489%
 2 Jan 2002       49.78495062%
 2 Feb 2002       49.82053581%
 2 Mar 2002       49.85643318%
 2 Apr 2002       49.89264547%
  2 May 2002      49.92917543%
  2 Jun 2002      49.96602587%
  2 Jul 2002      50.00319958%
  2 Aug 2002      50.04069941%
  2 Sep 2002      50.07852821%
  2 Oct 2002      50.11668886%
  2 Nov 2002      50.15518429%
  2 Dec 2002      50.19401744%
  2 Jan 2003      50.23319125%
  2 Feb 2003      48.83128407%
  2 Mar 2003      48.87114823%
  2 Apr 2003      48.91136209%
  2 May 2003      48.95192874%
  2 Jun 2003      48.99285127%
  2 Jul 2003      49.03649234%
  2 Aug 2003      47.63671137%
  2 Sep 2003      47.67872038%
  2 Oct 2003      47.72109792%
  2 Nov 2003      47.76384724%
  2 Dec 2003      47.80697157%
  2 Jan 2004      47.85521966%
  2 Feb 2004      47.66744641%
  2 Mar 2004      47.71171569%
  2 Apr 2004      47.75637333%
  2 May 2004      47.80142273%
  2 Jun 2004      47.84686734%
  2 Jul 2004      47.89271062%
  2 Aug 2004      47.93895608%
  2 Sep 2004      47.98560723%
  2 Oct 2004      48.03266763%
  2 Nov 2004      48.08014088%
  2 Dec 2004      48.12803061%
  2 Jan 2005      48.17634045%
  2 Feb 2005      48.20705629%
  2 Mar 2005      48.25621747%
  2 Apr 2005      48.30580994%
  2 May 2005      48.35583745%
  2 Jun 2005      48.40630384%
  2 Jul 2005      48.45721296%
  2 Aug 2005      48.49055089%
  2 Sep 2005      48.54235714%
  2 Oct 2005      48.59461789%
  2 Nov 2005      48.64733710%
  2 Dec 2005      48.70051879%
  2 Jan 2006      48.75416704%
  2 Feb 2006      48.52514894%
  2 Mar 2006      48.57974260%
  2 Apr 2006      48.63481520%
  2 May 2006      48.69037091%
  2 Jun 2006      48.74641402%
  2 Jul 2006      48.80294877%
  2 Aug 2006      48.57684251%
  2 Sep 2006      48.63437352%
  2 Oct 2006      48.69240925%
  2 Nov 2006      48.75095412%
  2 Dec 2006      48.81001258%
  2 Jan 2007      48.86958913%
  2 Feb 2007      48.59507191%
  2 Mar 2007      48.65569835%
  2 Apr 2007      48.71685665%
  2 May 2007      48.77855147%
  2 Jun 2007      48.84078752%
  2 Jul 2007      48.90356955%
  2 Aug 2007      48.63228592%
  2 Sep 2007      48.69617432%
  2 Oct 2007      48.76062319%
  2 Nov 2007      48.82563746%
  2 Dec 2007      48.89122207%
  2 Jan 2008      48.95738205%
  2 Feb 2008      48.40636900%
  2 Mar 2008      48.47369487%
  2 Apr 2008      48.54161137%
  2 May 2008      48.61012368%
  2 Jun 2008      48.67923703%
  2 Jul 2008      48.74895669%
  2 Aug 2008      48.20153456%
  2 Sep 2008      48.27248284%
  2 Oct 2008      48.34405354%
  2 Nov 2008      48.41625210%
  2 Dec 2008      48.48908404%
  2 Jan 2009      48.56255491%
  2 Feb 2009      47.34968403%
  2 Mar 2009      47.42444963%
  2 Apr 2009      47.49987113%
  2 May 2009      47.57595429%
  2 Jun 2009      47.65270489%
  2 Jul 2009      47.73199187%
  2 Aug 2009      46.52310871%
  2 Sep 2009      46.60189702%
  2 Oct 2009      46.68137652%
  2 Nov 2009      46.76155326%
  2 Dec 2009      46.84243338%
  2 Jan 2010      46.92776996%
  2 Feb 2010      45.72308908%
  2 Mar 2010      45.80611653%
  2 Apr 2010      45.88987237%
  2 May 2010      45.97436297%
  2 Jun 2010      46.05959478%
  2 Jul 2010      46.15564823%
  2 Aug 2010      44.95539573%
  2 Sep 2010      45.04289042%
  2 Oct 2010      45.13115267%
  2 Nov 2010      45.22018923%
  2 Dec 2010      45.31000688%
  2 Jan 2011      45.41708411%
  2 Feb 2011      43.03747085%
  2 Mar 2011      43.12967313%
  2 Apr 2011      43.22268427%
  2 May 2011      43.31651137%
  2 Jun 2011      43.41116158%
  2 Jul 2011      43.52908803%
  2 Aug 2011      41.15439251%
  2 Sep 2011      41.25155566%
  2 Oct 2011      41.34957119%
  2 Nov 2011      41.44844659%
  2 Dec 2011      41.54818939%
  2 Jan 2012      41.67729412%
  2 Feb 2012      39.30778092%
  2 Mar 2012      39.41017186%
  2 Apr 2012      39.51346105%
  2 May 2012      39.61765636%
  2 Jun 2012      39.72276574%
  2 Jul 2012      39.84944688%
  2 Aug 2012      37.48539484%
  2 Sep 2012      37.59329485%
  2 Oct 2012      37.70214143%
  2 Nov 2012      37.81194290%
  2 Dec 2012      37.92270761%
  2 Jan 2013      38.04716884%
  2 Feb 2013      36.92437865%
  2 Mar 2013      37.03808414%
  2 Apr 2013      37.15278713%
  2 May 2013      37.26849637%
  2 Jun 2013      37.38522070%
  2 Jul 2013      37.51569384%
  2 Aug 2013      36.39896827%
  2 Sep 2013      36.51879160%
  2 Oct 2013      36.63966609%
  2 Nov 2013      36.76160099%
  2 Dec 2013      36.88460558%
  2 Jan 2014      37.02141407%
  2 Feb 2014      35.60220275%
  2 Mar 2014      35.72847307%
  2 Apr 2014      35.85585113%
  2 May 2014      35.98434664%
  2 Jun 2014      36.11396940%
  2 Jul 2014      36.25903589%
  2 Aug 2014      34.84655935%
  2 Sep 2014      34.97962356%
  2 Oct 2014      35.11385509%
  2 Nov 2014      35.24926421%
  2 Dec 2014      35.38586123%
  2 Jan 2015      35.53956259%
  2 Feb 2015      34.13418322%
  2 Mar 2015      34.27440684%
  2 Apr 2015      34.41586061%
  2 May 2015      34.55855532%
  2 Jun 2015      34.70250183%
  2 Jul 2015      34.86361716%
  2 Aug 2015      33.46571681%
  2 Sep 2015      33.61348506%
  2 Oct 2015      33.76254964%
  2 Nov 2015      33.91292193%
  2 Dec 2015      34.06461338%
  2 Jan 2016      34.23354159%
  2 Feb 2016      32.84352264%
  2 Mar 2016      32.99924146%
  2 Apr 2016      33.15632635%
  2 May 2016      33.31478930%
  2 Jun 2016      33.47464240%
  2 Jul 2016      33.63589784%
  2 Aug 2016      32.25418437%
  2 Sep 2016      32.41828152%
  2 Oct 2016      32.58381824%
  2 Nov 2016      32.75080717%
  2 Dec 2016      32.91926104%
  2 Jan 2017      33.08919272%
  2 Feb 2017      32.68095775%
  2 Mar 2017      32.85388400%
  2 Apr 2017      33.02832731%
  2 May 2017      33.25090764%
  2 Jun 2017      33.47555257%
  2 Jul 2017      33.77697872%

                                                            SCHEDULE 4
                                                                TO
                                                               LEASE



         SCHEDULE OF NET CASUALTY VALUES

                                           PART B
                  Percentage of
     DATE         Facility Cost
  2 Oct 1989        18.42513425%
  2 Nov 1989        18.78580700%
  2 Dec 1989        19.15048452%
  2 Jan 1990        19.48082497%
  2 Feb 1990        22.56269389%
  2 Mar 1990        22.95630381%
  2 Apr 1990        23.35002051%
  2 May 1990        23.71378484%
  2 Jun 1990        24.08158710%
  2 Jul 1990        24.41914691%
  2 Aug 1990        30.02231715%
  2 Sep 1990        30.47444661%
  2 Oct 1990        30.89727526%
  2 Nov 1990        31.32480067%
  2 Dec 1990        31.75707508%
  2 Jan 1991        31.98827868%
  2 Feb 1991        32.39178402%
  2 Mar 1991        32.80095906%
  2 Apr 1991        33.19951854%
  2 May 1991        33.57106641%
  2 Jun 1991        33.94673620%
  2 Jul 1991        34.29513806%
  2 Aug 1991        34.64740293%
  2 Sep 1991        35.00357314%
  2 Oct 1991        35.33225670%
  2 Nov 1991        35.66458183%
  2 Dec 1991        36.00058893%
  2 Jan 1992        36.30888323%
  2 Feb 1992        36.62059041%
  2 Mar 1992        36.93574830%
  2 Apr 1992        37.24042382%
  2 May 1992        37.52911152%
  2 Jun 1992        37.82099186%
  2 Jul 1992        38.09674081%
  2 Aug 1992        38.37553720%
  2 Sep 1992        38.65741478%
  2 Oct 1992        38.92304832%
  2 Nov 1992        39.19161534%
  2 Dec 1992        39.46314833%
  2 Jan 1993        40.61575437%
  2 Feb 1993        40.87747963%
  2 Mar 1993        41.14209347%
  2 Apr 1993        41.40370956%
  2 May 1993        41.64939820%
  2 Jun 1993        41.89779525%
  2 Jul 1993        42.13011648%
  2 Aug 1993        42.36499608%
  2 Sep 1993        42.60246231%
  2 Oct 1993        42.82372958%
  2 Nov 1993        43.04743069%
  2 Dec 1993        43.27359249%
  2 Jan 1994        43.48342798%
  2 Feb 1994        43.69556854%
  2 Mar 1994        43.91003954%
  2 Apr 1994        44.12453919%
  2 May 1994        44.32391489%
  2 Jun 1994        44.52547735%
  2 Jul 1994        44.71177057%
  2 Aug 1994        44.90010361%
  2 Sep 1994        45.09049890%
  2 Oct 1994        45.26549907%
  2 Nov 1994        45.44241174%
  2 Dec 1994        45.62125792%
  2 Jan 1995        45.78457876%
  2 Feb 1995        45.94968047%
  2 Mar 1995        46.11658252%
  2 Apr 1995        46.28530468%
  2 May 1995        46.43984848%
  2 Jun 1995        46.59607347%
  2 Jul 1995        46.73797965%
  2 Aug 1995        46.88142499%
  2 Sep 1995        47.02642628%
  2 Oct 1995        47.15698211%
  2 Nov 1995        47.28894902%
  2 Dec 1995        47.42234236%
  2 Jan 1996        47.54115925%
  2 Feb 1996        47.66125478%
  2 Mar 1996        47.78264279%
  2 Apr 1996        47.90533729%
  2 May 1996        48.01550855%
  2 Jun 1996        48.12686006%
  2 Jul 1996        48.22556069%
  2 Aug 1996        48.32531249%
  2 Sep 1996        48.42612677%
  2 Oct 1996        48.51417105%
  2 Nov 1996        48.60314603%
  2 Dec 1996        48.69306169%
  2 Jan 1997        48.77008414%
  2 Feb 1997        48.84791272%
  2 Mar 1997        48.92655598%
  2 Apr 1997        49.00602253%
  2 May 1997        49.06957569%
  2 Jun 1997        49.13378251%
  2 Jul 1997        49.18190442%
  2 Aug 1997        51.91442620%
  2 Sep 1997        52.01858762%
  2 Oct 1997        52.10710912%
  2 Nov 1997        52.19656079%
  2 Dec 1997        52.28695251%
  2 Jan 1998        52.36154886%
  2 Feb 1998        52.43691822%
  2 Mar 1998        52.51306868%
  2 Apr 1998        52.59000843%
  2 May 1998        52.65080930%
  2 Jun 1998        52.71222684%
  2 Jul 1998        52.75733094%
  2 Aug 1998        52.80287520%
  2 Sep 1998        52.84886400%
  2 Oct 1998        52.87836523%
  2 Nov 1998        52.90813058%
  2 Dec 1998        52.93816239%
  2 Jan 1999        52.96618254%
  2 Feb 1999        52.99444851%
  2 Mar 1999        53.02296243%
  2 Apr 1999        53.05172650%
  2 May 1999        53.08074292%
  2 Jun 1999        53.11001388%
  2 Jul 1999        53.13954163%
  2 Aug 1999        53.16932842%
  2 Sep 1999        53.19937652%
  2 Oct 1999        53.22968822%
  2 Nov 1999        53.26026584%
  2 Dec 1999        53.29111171%
  2 Jan 2000        53.32222818%
  2 Feb 2000        53.35361762%
  2 Mar 2000        53.38528244%
  2 Apr 2000        53.41722504%
  2 May 2000        53.44944787%
  2 Jun 2000        53.48195337%
  2 Jul 2000        53.51474404%
  2 Aug 2000        53.54782236%
  2 Sep 2000        53.58119088%
  2 Oct 2000        53.61485213%
  2 Nov 2000        53.64880868%
  2 Dec 2000        53.68306312%
  2 Jan 2001        53.71761807%
  2 Feb 2001        53.75247615%
  2 Mar 2001        53.78764003%
  2 Apr 2001        53.82311240%
  2 May 2001        53.85889596%
  2 Jun 2001        53.89499343%
  2 Jul 2001        53.93140758%
  2 Aug 2001        53.96814118%
  2 Sep 2001        54.00519703%
  2 Oct 2001        54.04257796%
  2 Nov 2001        54.08028683%
  2 Dec 2001        54.11832649%
  2 Jan 2002        54.15669988%
  2 Feb 2002        54.19540990%
  2 Mar 2002        54.23445951%
  2 Apr 2002        54.27385170%
    2 May 2002      54.31358946%
    2 Jun 2002      54.35367582%
    2 Jul 2002      54.39411386%
    2 Aug 2002      54.43490665%
    2 Sep 2002      54.47605729%
    2 Oct 2002      54.51756894%
    2 Nov 2002      54.55944476%
    2 Dec 2002      54.60168794%
    2 Jan 2003      54.64430171%
    2 Feb 2003      53.11928933%
    2 Mar 2003      53.16265406%
    2 Apr 2003      53.20639921%
    2 May 2003      53.25052813%
    2 Jun 2003      53.29504417%
    2 Jul 2003      53.34251748%
    2 Aug 2003      51.81981801%
    2 Sep 2003      51.86551595%
    2 Oct 2003      51.91161476%
    2 Nov 2003      51.95811802%
    2 Dec 2003      52.00502922%
    2 Jan 2004      52.05751410%
    2 Feb 2004      51.85325198%
    2 Mar 2004      51.90140866%
    2 Apr 2004      51.94998780%
    2 May 2004      51.99899311%
    2 Jun 2004      52.04842833%
    2 Jul 2004      52.09829724%
    2 Aug 2004      52.14860363%
    2 Sep 2004      52.19935134%
    2 Oct 2004      52.25054425%
    2 Nov 2004      52.30218625%
    2 Dec 2004      52.35428130%
    2 Jan 2005      52.40683336%
    2 Feb 2005      52.44024644%
    2 Mar 2005      52.49372460%
    2 Apr 2005      52.54767190%
    2 May 2005      52.60209247%
    2 Jun 2005      52.65699044%
    2 Jul 2005      52.71237003%
    2 Aug 2005      52.74863545%
    2 Sep 2005      52.80499095%
    2 Oct 2005      52.86184085%
    2 Nov 2005      52.91918948%
    2 Dec 2005      52.97704120%
    2 Jan 2006      53.03540044%
    2 Feb 2006      52.78627165%
    2 Mar 2006      52.84565933%
    2 Apr 2006      52.90556799%
    2 May 2006      52.96600221%
    2 Jun 2006      53.02696661%
    2 Jul 2006      53.08846583%
    2 Aug 2006      52.84250457%
    2 Sep 2006      52.90508754%
    2 Oct 2006      52.96821954%
    2 Nov 2006      53.03190538%
    2 Dec 2006      53.09614993%
    2 Jan 2007      53.16095805%
    2 Feb 2007      52.86233474%
    2 Mar 2007      52.92828495%
    2 Apr 2007      52.99481373%
    2 May 2007      53.06192613%
    2 Jun 2007      53.12962730%
    2 Jul 2007      53.19792239%
    2 Aug 2007      52.90281661%
    2 Sep 2007      52.97231522%
    2 Oct 2007      53.04242353%
    2 Nov 2007      53.11314687%
    2 Dec 2007      53.18449064%
    2 Jan 2008      53.25646031%
    2 Feb 2008      52.65706133%
    2 Mar 2008      52.73029926%
    2 Apr 2008      52.80417969%
    2 May 2008      52.87870825%
    2 Jun 2008      52.95389063%
    2 Jul 2008      53.02973256%
    2 Aug 2008      52.43423983%
    2 Sep 2008      52.51141827%
    2 Oct 2008      52.58927378%
    2 Nov 2008      52.66781229%
    2 Dec 2008      52.74703980%
    2 Jan 2009      52.82696234%
    2 Feb 2009      51.50758603%
    2 Mar 2009      51.58891700%
    2 Apr 2009      51.67096146%
    2 May 2009      51.75372569%
    2 Jun 2009      51.83721596%
    2 Jul 2009      51.92346534%
    2 Aug 2009      50.60842693%
    2 Sep 2009      50.69413385%
    2 Oct 2009      50.78059265%
    2 Nov 2009      50.86780993%
    2 Dec 2009      50.95579235%
    2 Jan 2010      51.04862256%
    2 Feb 2010      49.73815544%
    2 Mar 2010      49.82847376%
    2 Apr 2010      49.91958442%
    2 May 2010      50.01149437%
    2 Jun 2010      50.10421061%
    2 Jul 2010      50.20869877%
    2 Aug 2010      48.90304889%
    2 Sep 2010      48.99822673%
    2 Oct 2010      49.09423952%
    2 Nov 2010      49.19109461%
    2 Dec 2010      49.28879939%
    2 Jan 2011      49.40527936%
    2 Feb 2011      46.81670591%
    2 Mar 2011      46.91700472%
    2 Apr 2011      47.01818342%
    2 May 2011      47.12024972%
    2 Jun 2011      47.22321143%
    2 Jul 2011      47.35149331%
    2 Aug 2011      44.76826945%
    2 Sep 2011      44.87396476%
    2 Oct 2011      44.98058729%
    2 Nov 2011      45.08814520%
    2 Dec 2011      45.19664668%
    2 Jan 2012      45.33708844%
    2 Feb 2012      42.75950197%
    2 Mar 2012      42.87088413%
    2 Apr 2012      42.98324342%
    2 May 2012      43.09658839%
    2 Jun 2012      43.21092772%
    2 Jul 2012      43.34873306%
    2 Aug 2012      40.77708731%
    2 Sep 2012      40.89446230%
    2 Oct 2012      41.01286700%
    2 Nov 2012      41.13231042%
    2 Dec 2012      41.25280168%
    2 Jan 2013      41.38819218%
    2 Feb 2013      40.16680679%
    2 Mar 2013      40.29049706%
    2 Apr 2013      40.41527243%
    2 May 2013      40.54114241%
    2 Jun 2013      40.66811661%
    2 Jul 2013      40.81004694%
    2 Aug 2013      39.59525873%
    2 Sep 2013      39.72560406%
    2 Oct 2013      39.85709287%
    2 Nov 2013      39.98973520%
    2 Dec 2013      40.12354115%
    2 Jan 2014      40.27236315%
    2 Feb 2014      38.72852710%
    2 Mar 2014      38.86588555%
    2 Apr 2014      39.00444902%
    2 May 2014      39.14422807%
    2 Jun 2014      39.28523334%
    2 Jul 2014      39.44303851%
    2 Aug 2014      37.90652864%
    2 Sep 2014      38.05127757%
    2 Oct 2014      38.19729633%
    2 Nov 2014      38.34459609%
    2 Dec 2014      38.49318806%
    2 Jan 2015      38.66038634%
    2 Feb 2015      37.13159686%
    2 Mar 2015      37.28413389%
    2 Apr 2015      37.43800909%
    2 May 2015      37.59323420%
    2 Jun 2015      37.74982104%
    2 Jul 2015      37.92508434%
    2 Aug 2015      36.40443063%
    2 Sep 2015      36.56517481%
    2 Oct 2015      36.72732915%
    2 Nov 2015      36.89090602%
    2 Dec 2015      37.05591791%
    2 Jan 2016      37.23968015%
    2 Feb 2016      35.72759994%
    2 Mar 2016      35.89699284%
    2 Apr 2016      36.06787177%
    2 May 2016      36.24024977%
    2 Jun 2016      36.41414000%
    2 Jul 2016      36.58955571%
    2 Aug 2016      35.08651030%
    2 Sep 2016      35.26501726%
    2 Oct 2016      35.44509020%
    2 Nov 2016      35.62674287%
    2 Dec 2016      35.80998913%
    2 Jan 2017      35.99484296%
    2 Feb 2017      35.55075979%
    2 Mar 2017      35.73887116%
    2 Apr 2017      35.92863279%
    2 May 2017      36.17075850%
    2 Jun 2017      36.41513010%
    2 Jul 2017      36.74302528%

                                                            SCHEDULE 4
                                                                 TO
                                                               LEASE



        SCHEDULE OF NET CASUALTY VALUES

                                           PART C
                 Percentage of
    DATE         Facility Cost
 2 Oct 1989         16.45101272%
 2 Nov 1989         16.77304196%
 2 Dec 1989         17.09864689%
 2 Jan 1990         17.39359372%
 2 Feb 1990         20.14526240%
 2 Mar 1990         20.49669983%
 2 Apr 1990         20.84823260%
 2 May 1990         21.17302218%
 2 Jun 1990         21.50141705%
 2 Jul 1990         21.80280974%
 2 Aug 1990         26.80564031%
 2 Sep 1990         27.20932733%
 2 Oct 1990         27.58685291%
 2 Nov 1990         27.96857203%
 2 Dec 1990         28.35453132%
 2 Jan 1991         28.56096311%
 2 Feb 1991         28.92123573%
 2 Mar 1991         29.28657059%
 2 Apr 1991         29.64242727%
 2 May 1991         29.97416644%
 2 Jun 1991         30.30958589%
 2 Jul 1991         30.62065898%
 2 Aug 1991         30.93518119%
 2 Sep 1991         31.25319030%
 2 Oct 1991         31.54665777%
 2 Nov 1991         31.84337663%
 2 Dec 1991         32.14338297%
 2 Jan 1992         32.41864574%
 2 Feb 1992         32.69695572%
 2 Mar 1992         32.97834670%
 2 Apr 1992         33.25037841%
 2 May 1992         33.50813529%
 2 Jun 1992         33.76874273%
 2 Jul 1992         34.01494715%
 2 Aug 1992         34.26387250%
 2 Sep 1992         34.51554891%
 2 Oct 1992         34.75272171%
 2 Nov 1992         34.99251370%
 2 Dec 1992         35.23495387%
 2 Jan 1993         36.26406640%
 2 Feb 1993         36.49774967%
 2 Mar 1993         36.73401203%
 2 Apr 1993         36.96759782%
 2 May 1993         37.18696268%
 2 Jun 1993         37.40874576%
 2 Jul 1993         37.61617543%
 2 Aug 1993         37.82588936%
 2 Sep 1993         38.03791278%
 2 Oct 1993         38.23547284%
 2 Nov 1993         38.43520597%
 2 Dec 1993         38.63713615%
 2 Jan 1994         38.82448927%
 2 Feb 1994         39.01390048%
 2 Mar 1994         39.20539245%
 2 Apr 1994         39.39690999%
 2 May 1994         39.57492401%
 2 Jun 1994         39.75489049%
 2 Jul 1994         39.92122372%
 2 Aug 1994         40.08937822%
 2 Sep 1994         40.25937402%
 2 Oct 1994         40.41562417%
 2 Nov 1994         40.57358191%
 2 Dec 1994         40.73326600%
 2 Jan 1995         40.87908818%
 2 Feb 1995         41.02650042%
 2 Mar 1995         41.17552011%
 2 Apr 1995         41.32616489%
 2 May 1995         41.46415043%
 2 Jun 1995         41.60363703%
 2 Jul 1995         41.73033897%
 2 Aug 1995         41.85841517%
 2 Sep 1995         41.98788061%
 2 Oct 1995         42.10444831%
 2 Nov 1995         42.22227591%
 2 Dec 1995         42.34137711%
 2 Jan 1996         42.44746362%
 2 Feb 1996         42.55469177%
 2 Mar 1996         42.66307392%
 2 Apr 1996         42.77262258%
 2 May 1996         42.87098978%
 2 Jun 1996         42.97041077%
 2 Jul 1996         43.05853633%
 2 Aug 1996         43.14760044%
 2 Sep 1996         43.23761319%
 2 Oct 1996         43.31622415%
 2 Nov 1996         43.39566610%
 2 Dec 1996         43.47594794%
 2 Jan 1997         43.54471798%
 2 Feb 1997         43.61420779%
 2 Mar 1997         43.68442498%
 2 Apr 1997         43.75537726%
 2 May 1997         43.81212115%
 2 Jun 1997         43.86944867%
 2 Jul 1997         43.91241466%
 2 Aug 1997         46.35216625%
 2 Sep 1997         46.44516752%
 2 Oct 1997         46.52420457%
 2 Nov 1997         46.60407213%
 2 Dec 1997         46.68477903%
 2 Jan 1998         46.75138291%
 2 Feb 1998         46.81867698%
 2 Mar 1998         46.88666846%
 2 Apr 1998         46.95536467%
 2 May 1998         47.00965116%
 2 Jun 1998         47.06448825%
 2 Jul 1998         47.10475977%
 2 Aug 1998         47.14542429%
 2 Sep 1998         47.18648571%
 2 Oct 1998         47.21282610%
 2 Nov 1998         47.23940230%
 2 Dec 1998         47.26621642%
 2 Jan 1999         47.29123441%
 2 Feb 1999         47.31647188%
 2 Mar 1999         47.34193074%
 2 Apr 1999         47.36761295%
 2 May 1999         47.39352046%
 2 Jun 1999         47.41965525%
 2 Jul 1999         47.44601931%
 2 Aug 1999         47.47261466%
 2 Sep 1999         47.49944332%
 2 Oct 1999         47.52650734%
 2 Nov 1999         47.55380879%
 2 Dec 1999         47.58134974%
 2 Jan 2000         47.60913230%
 2 Feb 2000         47.63715859%
 2 Mar 2000         47.66543075%
 2 Apr 2000         47.69395093%
 2 May 2000         47.72272131%
 2 Jun 2000         47.75174408%
 2 Jul 2000         47.78102146%
 2 Aug 2000         47.81055568%
 2 Sep 2000         47.84034900%
 2 Oct 2000         47.87040369%
 2 Nov 2000         47.90072204%
 2 Dec 2000         47.93130636%
 2 Jan 2001         47.96215899%
 2 Feb 2001         47.99328228%
 2 Mar 2001         48.02467860%
 2 Apr 2001         48.05635036%
 2 May 2001         48.08829996%
 2 Jun 2001         48.12052985%
 2 Jul 2001         48.15304248%
 2 Aug 2001         48.18584034%
 2 Sep 2001         48.21892592%
 2 Oct 2001         48.25230175%
 2 Nov 2001         48.28597038%
 2 Dec 2001         48.31993437%
 2 Jan 2002         48.35419632%
 2 Feb 2002         48.38875884%
 2 Mar 2002         48.42362456%
 2 Apr 2002         48.45879616%
   2 May 2002       48.49427630%
   2 Jun 2002       48.53006770%
   2 Jul 2002       48.56617309%
   2 Aug 2002       48.60259522%
   2 Sep 2002       48.63933687%
   2 Oct 2002       48.67640084%
   2 Nov 2002       48.71378996%
   2 Dec 2002       48.75150709%
   2 Jan 2003       48.78955510%
   2 Feb 2003       47.42793690%
   2 Mar 2003       47.46665541%
   2 Apr 2003       47.50571358%
   2 May 2003       47.54511440%
   2 Jun 2003       47.58486087%
   2 Jul 2003       47.62724775%
   2 Aug 2003       46.26769465%
   2 Sep 2003       46.30849638%
   2 Oct 2003       46.34965604%
   2 Nov 2003       46.39117680%
   2 Dec 2003       46.43306180%
   2 Jan 2004       46.47992330%
   2 Feb 2004       46.29754641%
   2 Mar 2004       46.34054345%
   2 Apr 2004       46.38391768%
   2 May 2004       46.42767242%
   2 Jun 2004       46.47181101%
   2 Jul 2004       46.51633682%
   2 Aug 2004       46.56125324%
   2 Sep 2004       46.60656370%
   2 Oct 2004       46.65227165%
   2 Nov 2004       46.69838058%
   2 Dec 2004       46.74489402%
   2 Jan 2005       46.79181550%
   2 Feb 2005       46.82164861%
   2 Mar 2005       46.86939696%
   2 Apr 2005       46.91756420%
   2 May 2005       46.96615399%
   2 Jun 2005       47.01517004%
   2 Jul 2005       47.06461610%
   2 Aug 2005       47.09699594%
   2 Sep 2005       47.14731335%
   2 Oct 2005       47.19807219%
   2 Nov 2005       47.24927632%
   2 Dec 2005       47.30092964%
   2 Jan 2006       47.35303611%
   2 Feb 2006       47.13059969%
   2 Mar 2006       47.18362440%
   2 Apr 2006       47.23711428%
   2 May 2006       47.29107340%
   2 Jun 2006       47.34550590%
   2 Jul 2006       47.40041592%
   2 Aug 2006       47.18080765%
   2 Sep 2006       47.23668530%
   2 Oct 2006       47.29305316%
   2 Nov 2006       47.34991552%
   2 Dec 2006       47.40727672%
   2 Jan 2007       47.46514112%
   2 Feb 2007       47.19851316%
   2 Mar 2007       47.25739728%
   2 Apr 2007       47.31679797%
   2 May 2007       47.37671976%
   2 Jun 2007       47.43716723%
   2 Jul 2007       47.49814499%
   2 Aug 2007       47.23465769%
   2 Sep 2007       47.29671002%
   2 Oct 2007       47.35930672%
   2 Nov 2007       47.42245256%
   2 Dec 2007       47.48615236%
   2 Jan 2008       47.55041099%
   2 Feb 2008       47.01523333%
   2 Mar 2008       47.08062434%
   2 Apr 2008       47.14658901%
   2 May 2008       47.21313237%
   2 Jun 2008       47.28025949%
   2 Jul 2008       47.34797550%
   2 Aug 2008       46.81628556%
   2 Sep 2008       46.88519488%
   2 Oct 2008       46.95470873%
   2 Nov 2008       47.02483240%
   2 Dec 2008       47.09557125%
   2 Jan 2009       47.16693066%
   2 Feb 2009       45.98891610%
   2 Mar 2009       46.06153304%
   2 Apr 2009       46.13478702%
   2 May 2009       46.20868365%
   2 Jun 2009       46.28322854%
   2 Jul 2009       46.36023691%
   2 Aug 2009       45.18609547%
   2 Sep 2009       45.26261951%
   2 Oct 2009       45.33981487%
   2 Nov 2009       45.41768744%
   2 Dec 2009       45.49624317%
   2 Jan 2010       45.57912729%
   2 Feb 2010       44.40906736%
   2 Mar 2010       44.48970871%
   2 Apr 2010       44.57105752%
   2 May 2010       44.65311997%
   2 Jun 2010       44.73590233%
   2 Jul 2010       44.82919533%
   2 Aug 2010       43.66343651%
   2 Sep 2010       43.74841672%
   2 Oct 2010       43.83414243%
   2 Nov 2010       43.92062019%
   2 Dec 2010       44.00785660%
   2 Jan 2011       44.11185657%
   2 Feb 2011       41.80063028%
   2 Mar 2011       41.89018279%
   2 Apr 2011       41.98052091%
   2 May 2011       42.07165154%
   2 Jun 2011       42.16358163%
   2 Jul 2011       42.27811903%
   2 Aug 2011       39.97166915%
   2 Sep 2011       40.06603996%
   2 Oct 2011       40.16123865%
   2 Nov 2011       40.25727250%
   2 Dec 2011       40.35414882%
   2 Jan 2012       40.47954325%
   2 Feb 2012       38.17812676%
   2 Mar 2012       38.27757512%
   2 Apr 2012       38.37789591%
   2 May 2012       38.47909678%
   2 Jun 2012       38.58118546%
   2 Jul 2012       38.70422595%
   2 Aug 2012       36.40811367%
   2 Sep 2012       36.51291277%
   2 Oct 2012       36.61863125%
   2 Nov 2012       36.72527716%
   2 Dec 2012       36.83285864%
   2 Jan 2013       36.95374302%
   2 Feb 2013       35.86322035%
   2 Mar 2013       35.97365809%
   2 Apr 2013       36.08506467%
   2 May 2013       36.19744858%
   2 Jun 2013       36.31081840%
   2 Jul 2013       36.43754191%
   2 Aug 2013       35.35290958%
   2 Sep 2013       35.46928934%
   2 Oct 2013       35.58669006%
   2 Nov 2013       35.70512071%
   2 Dec 2013       35.82459031%
   2 Jan 2014       35.95746710%
   2 Feb 2014       34.57904205%
   2 Mar 2014       34.70168353%
   2 Apr 2014       34.82540091%
   2 May 2014       34.95020363%
   2 Jun 2014       35.07610120%
   2 Jul 2014       35.21699867%
   2 Aug 2014       33.84511486%
   2 Sep 2014       33.97435497%
   2 Oct 2014       34.10472887%
   2 Nov 2014       34.23624651%
   2 Dec 2014       34.36891791%
   2 Jan 2015       34.51820209%
   2 Feb 2015       33.15321148%
   2 Mar 2015       33.28940526%
   2 Apr 2015       33.42679383%
   2 May 2015       33.56538768%
   2 Jun 2015       33.70519736%
   2 Jul 2015       33.86168245%
   2 Aug 2015       32.50395592%
   2 Sep 2015       32.64747751%
   2 Oct 2015       32.79225817%
   2 Nov 2015       32.93830895%
   2 Dec 2015       33.08564099%
   2 Jan 2016       33.24971442%
   2 Feb 2016       31.89964280%
   2 Mar 2016       32.05088646%
   2 Apr 2016       32.20345694%
   2 May 2016       32.35736587%
   2 Jun 2016       32.51262500%
   2 Jul 2016       32.66924617%
   2 Aug 2016       31.32724134%
   2 Sep 2016       31.48662255%
   2 Oct 2016       31.64740196%
   2 Nov 2016       31.80959185%
   2 Dec 2016       31.97320458%
   2 Jan 2017       32.13825264%
   2 Feb 2017       31.74174981%
   2 Mar 2017       31.90970639%
   2 Apr 2017       32.07913642%
   2 May 2017       32.29532009%
   2 Jun 2017       32.51350902%
   2 Jul 2017       32.80627257%

                                                     SCHEDULE 5
                                                         TO
                                                        LEASE



      SCHEDULE OF NET SPECIALTY CASUALTY VALUES

                                           PART A
                 Percentage of
    DATE         Facility Cost
 2 Oct 1989         16.37610500%
 2 Nov 1989         16.70273535%
 2 Dec 1989         17.03300394%
 2 Jan 1990         17.33166371%
 2 Feb 1990         20.15969337%
 2 Mar 1990         20.51642688%
 2 Apr 1990         20.87321377%
 2 May 1990         21.20242101%
 2 Jun 1990         21.53529466%
 2 Jul 1990         21.84032123%
 2 Aug 1990         26.98585035%
 2 Sep 1990         27.39610491%
 2 Oct 1990         27.77937677%
 2 Nov 1990         28.16691866%
 2 Dec 1990         28.55877818%
 2 Jan 1991         28.76574973%
 2 Feb 1991         29.13106527%
 2 Mar 1991         29.50154354%
 2 Apr 1991         29.86221348%
 2 May 1991         30.19800216%
 2 Jun 1991         30.53752942%
 2 Jul 1991         30.85193890%
 2 Aug 1991         31.16984808%
 2 Sep 1991         31.49129541%
 2 Oct 1991         31.78742255%
 2 Nov 1991         32.08684444%
 2 Dec 1991         32.38959777%
 2 Jan 1992         32.66682163%
 2 Feb 1992         32.94712860%
 2 Mar 1992         33.23055302%
 2 Apr 1992         33.50428603%
 2 May 1992         33.76326615%
 2 Jun 1992         34.02512499%
 2 Jul 1992         34.27209797%
 2 Aug 1992         34.52181522%
 2 Sep 1992         34.77430727%
 2 Oct 1992         35.01180840%
 2 Nov 1992         35.25194752%
 2 Dec 1992         35.49475398%
 2 Jan 1993         36.54744996%
 2 Feb 1993         36.78112046%
 2 Mar 1993         37.01738559%
 2 Apr 1993         37.25083364%
 2 May 1993         37.46957813%
 2 Jun 1993         37.69075002%
 2 Jul 1993         37.89708087%
 2 Aug 1993         38.10570007%
 2 Sep 1993         38.31663307%
 2 Oct 1993         38.51261014%
 2 Nov 1993         38.71075942%
 2 Dec 1993         38.91110502%
 2 Jan 1994         39.09637590%
 2 Feb 1994         39.28369888%
 2 Mar 1994         39.47309671%
 2 Apr 1994         39.66245278%
 2 May 1994         39.83783710%
 2 Jun 1994         40.01516237%
 2 Jul 1994         40.17838111%
 2 Aug 1994         40.34340452%
 2 Sep 1994         40.51025259%
 2 Oct 1994         40.66287655%
 2 Nov 1994         40.81718625%
 2 Dec 1994         40.97320038%
 2 Jan 1995         41.11486880%
 2 Feb 1995         41.25810002%
 2 Mar 1995         41.40291133%
 2 Apr 1995         41.54932021%
 2 May 1995         41.68261899%
 2 Jun 1995         41.81738633%
 2 Jul 1995         41.93891312%
 2 Aug 1995         42.06177653%
 2 Sep 1995         42.18599131%
 2 Oct 1995         42.29684707%
 2 Nov 1995         42.40891962%
 2 Dec 1995         42.52222239%
 2 Jan 1996         42.62204360%
 2 Feb 1996         42.72295772%
 2 Mar 1996         42.82497677%
 2 Apr 1996         42.92811288%
 2 May 1996         43.01965199%
 2 Jun 1996         43.11219065%
 2 Jul 1996         43.19301346%
 2 Aug 1996         43.27471565%
 2 Sep 1996         43.35730687%
 2 Oct 1996         43.42807043%
 2 Nov 1996         43.49960033%
 2 Dec 1996         43.57190494%
 2 Jan 1997         43.63226631%
 2 Feb 1997         43.69327713%
 2 Mar 1997         43.75494444%
 2 Apr 1997         43.81727534%
 2 May 1997         43.86488339%
 2 Jun 1997         43.91299748%
 2 Jul 1997         43.94622937%
 2 Aug 1997         46.44706890%
 2 Sep 1997         46.53162264%
 2 Oct 1997         46.60170071%
 2 Nov 1997         46.67253475%
 2 Dec 1997         46.74413299%
 2 Jan 1998         46.80111007%
 2 Feb 1998         46.85869601%
 2 Mar 1998         46.91689736%
 2 Apr 1998         46.97572076%
 2 May 1998         47.01960362%
 2 Jun 1998         47.06394803%
 2 Jul 1998         47.09318959%
 2 Aug 1998         47.12272857%
 2 Sep 1998         47.15256802%
 2 Oct 1998         47.16714177%
 2 Nov 1998         47.18184825%
 2 Dec 1998         47.19668865%
 2 Jan 1999         47.20956777%
 2 Feb 1999         47.22255988%
 2 Mar 1999         47.23566597%
 2 Apr 1999         47.24888702%
 2 May 1999         47.26222407%
 2 Jun 1999         47.27567812%
 2 Jul 1999         47.28925019%
 2 Aug 1999         47.30294133%
 2 Sep 1999         47.31675258%
 2 Oct 1999         47.33068499%
 2 Nov 1999         47.34473962%
 2 Dec 1999         47.35891756%
 2 Jan 2000         47.37321987%
 2 Feb 2000         47.38764764%
 2 Mar 2000         47.40220200%
 2 Apr 2000         47.41688403%
 2 May 2000         47.43169486%
 2 Jun 2000         47.44663563%
 2 Jul 2000         47.46170747%
 2 Aug 2000         47.47691152%
 2 Sep 2000         47.49224896%
 2 Oct 2000         47.50772094%
 2 Nov 2000         47.52332866%
 2 Dec 2000         47.53907330%
 2 Jan 2001         47.55495607%
 2 Feb 2001         47.57097816%
 2 Mar 2001         47.58714083%
 2 Apr 2001         47.60344526%
 2 May 2001         47.61989275%
 2 Jun 2001         47.63648452%
 2 Jul 2001         47.65322185%
 2 Aug 2001         47.67010600%
 2 Sep 2001         47.68713827%
 2 Oct 2001         47.70431997%
 2 Nov 2001         47.72165239%
 2 Dec 2001         47.73913687%
 2 Jan 2002         47.75677473%
 2 Feb 2002         47.77456733%
 2 Mar 2002         47.79251602%
 2 Apr 2002         47.81062216%
   2 May 2002       47.82888715%
   2 Jun 2002       47.84731237%
   2 Jul 2002       47.86589922%
   2 Aug 2002       47.88464912%
   2 Sep 2002       47.90356353%
   2 Oct 2002       47.92264386%
   2 Nov 2002       47.94189158%
   2 Dec 2002       47.96130814%
   2 Jan 2003       47.98089506%
   2 Feb 2003       46.55922914%
   2 Mar 2003       46.57916121%
   2 Apr 2003       46.59926815%
   2 May 2003       46.61955147%
   2 Jun 2003       46.64001273%
   2 Jul 2003       46.66301303%
   2 Aug 2003       45.24241022%
   2 Sep 2003       45.26341473%
   2 Oct 2003       45.28460350%
   2 Nov 2003       45.30597816%
   2 Dec 2003       45.32754033%
   2 Jan 2004       45.35403709%
   2 Feb 2004       45.14432169%
   2 Mar 2004       45.16645633%
   2 Apr 2004       45.18878515%
   2 May 2004       45.21130985%
   2 Jun 2004       45.23403216%
   2 Jul 2004       45.25695380%
   2 Aug 2004       45.28007653%
   2 Sep 2004       45.30340210%
   2 Oct 2004       45.32693230%
   2 Nov 2004       45.35066893%
   2 Dec 2004       45.37461380%
   2 Jan 2005       45.39876872%
   2 Feb 2005       45.40511773%
   2 Mar 2005       45.42969832%
   2 Apr 2005       45.45449455%
   2 May 2005       45.47950831%
   2 Jun 2005       45.50474151%
   2 Jul 2005       45.53019607%
   2 Aug 2005       45.53785613%
   2 Sep 2005       45.56375925%
   2 Oct 2005       45.58988962%
   2 Nov 2005       45.61624923%
   2 Dec 2005       45.64284008%
   2 Jan 2006       45.66966420%
   2 Feb 2006       45.41358665%
   2 Mar 2006       45.44088349%
   2 Apr 2006       45.46841979%
   2 May 2006       45.49619765%
   2 Jun 2006       45.52421920%
   2 Jul 2006       45.55248658%
   2 Aug 2006       45.29786494%
   2 Sep 2006       45.32663046%
   2 Oct 2006       45.35564832%
   2 Nov 2006       45.38492075%
   2 Dec 2006       45.41444999%
   2 Jan 2007       45.44423826%
   2 Feb 2007       45.13967143%
   2 Mar 2007       45.16998465%
   2 Apr 2007       45.20056380%
   2 May 2007       45.23141121%
   2 Jun 2007       45.26252923%
   2 Jul 2007       45.29392025%
   2 Aug 2007       44.99097021%
   2 Sep 2007       45.02291442%
   2 Oct 2007       45.05513885%
   2 Nov 2007       45.08764599%
   2 Dec 2007       45.12043829%
   2 Jan 2008       45.15351828%
   2 Feb 2008       44.56913504%
   2 Mar 2008       44.60279798%
   2 Apr 2008       44.63675623%
   2 May 2008       44.67101238%
   2 Jun 2008       44.70556906%
   2 Jul 2008       44.74042889%
   2 Aug 2008       44.15784111%
   2 Sep 2008       44.19331525%
   2 Oct 2008       44.22910060%
   2 Nov 2008       44.26519988%
   2 Dec 2008       44.30161585%
   2 Jan 2009       44.33835129%
   2 Feb 2009       43.08842270%
   2 Mar 2009       43.12580550%
   2 Apr 2009       43.16351625%
   2 May 2009       43.20155782%
   2 Jun 2009       43.23993313%
   2 Jul 2009       43.28050814%
   2 Aug 2009       42.03257341%
   2 Sep 2009       42.07196757%
   2 Oct 2009       42.11170732%
   2 Nov 2009       42.15179568%
   2 Dec 2009       42.19223575%
   2 Jan 2010       42.23677750%
   2 Feb 2010       40.99094390%
   2 Mar 2010       41.03245763%
   2 Apr 2010       41.07433555%
   2 May 2010       41.11658085%
   2 Jun 2010       41.15919676%
   2 Jul 2010       41.21226045%
   2 Aug 2010       39.96864105%
   2 Sep 2010       40.01238839%
   2 Oct 2010       40.05651952%
   2 Nov 2010       40.10103780%
   2 Dec 2010       40.14594662%
   2 Jan 2011       40.20772105%
   2 Feb 2011       37.78240758%
   2 Mar 2011       37.82850872%
   2 Apr 2011       37.87501428%
   2 May 2011       37.92192784%
   2 Jun 2011       37.96925294%
   2 Jul 2011       38.03943912%
   2 Aug 2011       35.61658451%
   2 Sep 2011       35.66516608%
   2 Oct 2011       35.71417385%
   2 Nov 2011       35.76361154%
   2 Dec 2011       35.81348294%
   2 Jan 2012       35.89227877%
   2 Feb 2012       33.47201532%
   2 Mar 2012       33.52321079%
   2 Apr 2012       33.57485539%
   2 May 2012       33.62695304%
   2 Jun 2012       33.67950773%
   2 Jul 2012       33.75317313%
   2 Aug 2012       31.33564026%
   2 Sep 2012       31.38959027%
   2 Oct 2012       31.44401355%
   2 Nov 2012       31.49891429%
   2 Dec 2012       31.55429664%
   2 Jan 2013       31.62288967%
   2 Feb 2013       30.44374114%
   2 Mar 2013       30.50059389%
   2 Apr 2013       30.55794538%
   2 May 2013       30.61580001%
   2 Jun 2013       30.67416217%
   2 Jul 2013       30.74576114%
   2 Aug 2013       29.56964494%
   2 Sep 2013       29.62955661%
   2 Oct 2013       29.68999385%
   2 Nov 2013       29.75096130%
   2 Dec 2013       29.81246359%
   2 Jan 2014       29.88723025%
   2 Feb 2014       28.40543280%
   2 Mar 2014       28.46856796%
   2 Apr 2014       28.53225699%
   2 May 2014       28.59650475%
   2 Jun 2014       28.66131613%
   2 Jul 2014       28.74100266%
   2 Aug 2014       27.26257261%
   2 Sep 2014       27.32910471%
   2 Oct 2014       27.39622048%
   2 Nov 2014       27.46392504%
   2 Dec 2014       27.53222355%
   2 Jan 2015       27.61702724%
   2 Feb 2015       26.14214577%
   2 Mar 2015       26.21225759%
   2 Apr 2015       26.28298446%
   2 May 2015       26.35433181%
   2 Jun 2015       26.42630508%
   2 Jul 2015       26.51481575%
   2 Aug 2015       25.04367379%
   2 Sep 2015       25.11755792%
   2 Oct 2015       25.19209021%
   2 Nov 2015       25.26727635%
   2 Dec 2015       25.34312208%
   2 Jan 2016       25.43553919%
   2 Feb 2016       23.96833794%
   2 Mar 2016       24.04619734%
   2 Apr 2016       24.12473979%
   2 May 2016       24.20397127%
   2 Jun 2016       24.28389781%
   2 Jul 2016       24.36452554%
   2 Aug 2016       22.90147702%
   2 Sep 2016       22.98352560%
   2 Oct 2016       23.06629395%
   2 Nov 2016       23.14978842%
   2 Dec 2016       23.23401535%
   2 Jan 2017       23.31898119%
   2 Feb 2017       22.82503501%
   2 Mar 2017       22.91149813%
   2 Apr 2017       22.99871979%
   2 May 2017       23.13331330%
   2 Jun 2017       23.26919952%
   2 Jul 2017       23.48108831%

                                                                   SCHEDULE 5
                                                                       TO
                                                                     LEASE



       SCHEDULE OF NET SPECIALTY CASUALTY VALUES

                                         PART B
                  Percentage of
     DATE         Facility Cost
  2 Oct 1989       17.81413444%
  2 Nov 1989       18.16944707%
  2 Dec 1989       18.52871744%
  2 Jan 1990       18.85360332%
  2 Feb 1990       21.92996980%
  2 Mar 1990       22.31802903%
  2 Apr 1990       22.70614632%
  2 May 1990       23.06426213%
  2 Jun 1990       23.42636631%
  2 Jul 1990       23.75817807%
  2 Aug 1990       29.35554982%
  2 Sep 1990       29.80182993%
  2 Oct 1990       30.21875791%
  2 Nov 1990       30.64033088%
  2 Dec 1990       31.06660063%
  2 Jan 1991       31.29174691%
  2 Feb 1991       31.68914178%
  2 Mar 1991       32.09215274%
  2 Apr 1991       32.48449407%
  2 May 1991       32.84976924%
  2 Jun 1991       33.21911130%
  2 Jul 1991       33.56112992%
  2 Aug 1991       33.90695554%
  2 Sep 1991       34.25663003%
  2 Oct 1991       34.57876088%
  2 Nov 1991       34.90447580%
  2 Dec 1991       35.23381471%
  2 Jan 1992       35.53538233%
  2 Feb 1992       35.84030381%
  2 Mar 1992       36.14861648%
  2 Apr 1992       36.44638672%
  2 May 1992       36.72810857%
  2 Jun 1992       37.01296193%
  2 Jul 1992       37.28162227%
  2 Aug 1992       37.55326786%
  2 Sep 1992       37.82793192%
  2 Oct 1992       38.08628864%
  2 Nov 1992       38.34751502%
  2 Dec 1992       38.61164297%
  2 Jan 1993       39.75677899%
  2 Feb 1993       40.01096872%
  2 Mar 1993       40.26798092%
  2 Apr 1993       40.52192866%
  2 May 1993       40.75988169%
  2 Jun 1993       41.00047528%
  2 Jul 1993       41.22492459%
  2 Aug 1993       41.45186320%
  2 Sep 1993       41.68131878%
  2 Oct 1993       41.89450513%
  2 Nov 1993       42.11005441%
  2 Dec 1993       42.32799290%
  2 Jan 1994       42.52953291%
  2 Feb 1994       42.73330522%
  2 Mar 1994       42.93933458%
  2 Apr 1994       43.14531851%
  2 May 1994       43.33610380%
  2 Jun 1994       43.52900047%
  2 Jul 1994       43.70655188%
  2 Aug 1994       43.88606644%
  2 Sep 1994       44.06756589%
  2 Oct 1994       44.23359216%
  2 Nov 1994       44.40145221%
  2 Dec 1994       44.57116635%
  2 Jan 1995       44.72527506%
  2 Feb 1995       44.88108379%
  2 Mar 1995       45.03861136%
  2 Apr 1995       45.19787680%
  2 May 1995       45.34288090%
  2 Jun 1995       45.48948252%
  2 Jul 1995       45.62168090%
  2 Aug 1995       45.75533328%
  2 Sep 1995       45.89045569%
  2 Oct 1995       46.01104599%
  2 Nov 1995       46.13295992%
  2 Dec 1995       46.25621212%
  2 Jan 1996       46.36479889%
  2 Feb 1996       46.47457455%
  2 Mar 1996       46.58555216%
  2 Apr 1996       46.69774493%
  2 May 1996       46.79732233%
  2 Jun 1996       46.89798706%
  2 Jul 1996       46.98590714%
  2 Aug 1996       47.07478382%
  2 Sep 1996       47.16462759%
  2 Oct 1996       47.24160508%
  2 Nov 1996       47.31941622%
  2 Dec 1996       47.39807009%
  2 Jan 1997       47.46373195%
  2 Feb 1997       47.53010030%
  2 Mar 1997       47.59718277%
  2 Apr 1997       47.66498712%
  2 May 1997       47.71677576%
  2 Jun 1997       47.76911487%
  2 Jul 1997       47.80526494%
  2 Aug 1997       50.52570986%
  2 Sep 1997       50.61768849%
  2 Oct 1997       50.69392030%
  2 Nov 1997       50.77097448%
  2 Dec 1997       50.84885995%
  2 Jan 1998       50.91084033%
  2 Feb 1998       50.97348304%
  2 Mar 1998       51.03679521%
  2 Apr 1998       51.10078406%
  2 May 1998       51.14852038%
  2 Jun 1998       51.19675879%
  2 Jul 1998       51.22856814%
  2 Aug 1998       51.26070100%
  2 Sep 1998       51.29316074%
  2 Oct 1998       51.30901425%
  2 Nov 1998       51.32501214%
  2 Dec 1998       51.34115572%
  2 Jan 1999       51.35516579%
  2 Feb 1999       51.36929877%
  2 Mar 1999       51.38355574%
  2 Apr 1999       51.39793777%
  2 May 1999       51.41244599%
  2 Jun 1999       51.42708146%
  2 Jul 1999       51.44184534%
  2 Aug 1999       51.45673874%
  2 Sep 1999       51.47176279%
  2 Oct 1999       51.48691864%
  2 Nov 1999       51.50220744%
  2 Dec 1999       51.51763038%
  2 Jan 2000       51.53318862%
  2 Feb 2000       51.54888333%
  2 Mar 2000       51.56471574%
  2 Apr 2000       51.58068704%
  2 May 2000       51.59679846%
  2 Jun 2000       51.61305121%
  2 Jul 2000       51.62944655%
  2 Aug 2000       51.64598571%
  2 Sep 2000       51.66266997%
  2 Oct 2000       51.67950059%
  2 Nov 2000       51.69647886%
  2 Dec 2000       51.71360608%
  2 Jan 2001       51.73088356%
  2 Feb 2001       51.74831259%
  2 Mar 2001       51.76589454%
  2 Apr 2001       51.78363072%
  2 May 2001       51.80152251%
  2 Jun 2001       51.81957124%
  2 Jul 2001       51.83777832%
  2 Aug 2001       51.85614511%
  2 Sep 2001       51.87467303%
  2 Oct 2001       51.89336350%
  2 Nov 2001       51.91221793%
  2 Dec 2001       51.93123777%
  2 Jan 2002       51.95042446%
  2 Feb 2002       51.96977947%
  2 Mar 2002       51.98930428%
  2 Apr 2002       52.00900037%
    2 May 2002     52.02886926%
    2 Jun 2002     52.04891244%
    2 Jul 2002     52.06913145%
    2 Aug 2002     52.08952784%
    2 Sep 2002     52.11010317%
    2 Oct 2002     52.13085900%
    2 Nov 2002     52.15179691%
    2 Dec 2002     52.17291849%
    2 Jan 2003     52.19422538%
    2 Feb 2003     50.64771919%
    2 Mar 2003     50.66940155%
    2 Apr 2003     50.69127413%
    2 May 2003     50.71333859%
    2 Jun 2003     50.73559661%
    2 Jul 2003     50.76061663%
    2 Aug 2003     49.21526689%
    2 Sep 2003     49.23811586%
    2 Oct 2003     49.26116527%
    2 Nov 2003     49.28441690%
    2 Dec 2003     49.30787250%
    2 Jan 2004     49.33669601%
    2 Feb 2004     49.10856495%
    2 Mar 2004     49.13264329%
    2 Apr 2004     49.15693287%
    2 May 2004     49.18143552%
    2 Jun 2004     49.20615314%
    2 Jul 2004     49.23108758%
    2 Aug 2004     49.25624078%
    2 Sep 2004     49.28161464%
    2 Oct 2004     49.30721108%
    2 Nov 2004     49.33303209%
    2 Dec 2004     49.35907962%
    2 Jan 2005     49.38535564%
    2 Feb 2005     49.39226218%
    2 Mar 2005     49.41900126%
    2 Apr 2005     49.44597492%
    2 May 2005     49.47318519%
    2 Jun 2005     49.50063419%
    2 Jul 2005     49.52832398%
    2 Aug 2005     49.53665669%
    2 Sep 2005     49.56483444%
    2 Oct 2005     49.59325939%
    2 Nov 2005     49.62193370%
    2 Dec 2005     49.65085956%
    2 Jan 2006     49.68003918%
    2 Feb 2006     49.40147479%
    2 Mar 2006     49.43116863%
    2 Apr 2006     49.46112296%
    2 May 2006     49.49134007%
    2 Jun 2006     49.52182227%
    2 Jul 2006     49.55257188%
    2 Aug 2006     49.27559124%
    2 Sep 2006     49.30688273%
    2 Oct 2006     49.33844873%
    2 Nov 2006     49.37029166%
    2 Dec 2006     49.40241393%
    2 Jan 2007     49.43481799%
    2 Feb 2007     49.10350633%
    2 Mar 2007     49.13648144%
    2 Apr 2007     49.16974582%
    2 May 2007     49.20330203%
    2 Jun 2007     49.23715261%
    2 Jul 2007     49.27130015%
    2 Aug 2007     48.94174727%
    2 Sep 2007     48.97649658%
    2 Oct 2007     49.01155073%
    2 Nov 2007     49.04691240%
    2 Dec 2007     49.08258429%
    2 Jan 2008     49.11856911%
    2 Feb 2008     48.48286962%
    2 Mar 2008     48.51948860%
    2 Apr 2008     48.55642880%
    2 May 2008     48.59369309%
    2 Jun 2008     48.63128427%
    2 Jul 2008     48.66920524%
    2 Aug 2008     48.03545888%
    2 Sep 2008     48.07404810%
    2 Oct 2008     48.11297585%
    2 Nov 2008     48.15224511%
    2 Dec 2008     48.19185886%
    2 Jan 2009     48.23182013%
    2 Feb 2009     46.87213198%
    2 Mar 2009     46.91279747%
    2 Apr 2009     46.95381970%
    2 May 2009     46.99520180%
    2 Jun 2009     47.03694695%
    2 Jul 2009     47.08108496%
    2 Aug 2009     45.72356575%
    2 Sep 2009     45.76641922%
    2 Oct 2009     45.80964862%
    2 Nov 2009     45.85325725%
    2 Dec 2009     45.89724847%
    2 Jan 2010     45.94570155%
    2 Feb 2010     44.59046798%
    2 Mar 2010     44.63562714%
    2 Apr 2010     44.68118247%
    2 May 2010     44.72713745%
    2 Jun 2010     44.77349557%
    2 Jul 2010     44.83121892%
    2 Aug 2010     43.47839399%
    2 Sep 2010     43.52598290%
    2 Oct 2010     43.57398930%
    2 Nov 2010     43.62241685%
    2 Dec 2010     43.67126923%
    2 Jan 2011     43.73846824%
    2 Feb 2011     41.10018153%
    2 Mar 2011     41.15033093%
    2 Apr 2011     41.20092028%
    2 May 2011     41.25195343%
    2 Jun 2011     41.30343428%
    2 Jul 2011     41.37978369%
    2 Aug 2011     38.74417176%
    2 Sep 2011     38.79701941%
    2 Oct 2011     38.85033068%
    2 Nov 2011     38.90410963%
    2 Dec 2011     38.95836037%
    2 Jan 2012     39.04407547%
    2 Feb 2012     36.41128223%
    2 Mar 2012     36.46697331%
    2 Apr 2012     36.52315296%
    2 May 2012     36.57982544%
    2 Jun 2012     36.63699510%
    2 Jul 2012     36.71712925%
    2 Aug 2012     34.08730638%
    2 Sep 2012     34.14599388%
    2 Oct 2012     34.20519622%
    2 Nov 2012     34.26491794%
    2 Dec 2012     34.32516357%
    2 Jan 2013     34.39977993%
    2 Feb 2013     33.11708723%
    2 Mar 2013     33.17893236%
    2 Apr 2013     33.24132004%
    2 May 2013     33.30425504%
    2 Jun 2013     33.36774214%
    2 Jul 2013     33.44562841%
    2 Aug 2013     32.16623431%
    2 Sep 2013     32.23140697%
    2 Oct 2013     32.29715138%
    2 Nov 2013     32.36347253%
    2 Dec 2013     32.43037551%
    2 Jan 2014     32.51170763%
    2 Feb 2014     30.89978959%
    2 Mar 2014     30.96846882%
    2 Apr 2014     31.03775055%
    2 May 2014     31.10764008%
    2 Jun 2014     31.17814272%
    2 Jul 2014     31.26482673%
    2 Aug 2014     29.65657181%
    2 Sep 2014     29.72894626%
    2 Oct 2014     29.80195565%
    2 Nov 2014     29.87560552%
    2 Dec 2014     29.94990151%
    2 Jan 2015     30.04215203%
    2 Feb 2015     28.43775730%
    2 Mar 2015     28.51402581%
    2 Apr 2015     28.59096341%
    2 May 2015     28.66857596%
    2 Jun 2015     28.74686939%
    2 Jul 2015     28.84315242%
    2 Aug 2015     27.24282556%
    2 Sep 2015     27.32319765%
    2 Oct 2015     27.40427482%
    2 Nov 2015     27.48606326%
    2 Dec 2015     27.56856920%
    2 Jan 2016     27.66910170%
    2 Feb 2016     26.07306160%
    2 Mar 2016     26.15775804%
    2 Apr 2016     26.24319751%
    2 May 2016     26.32938652%
    2 Jun 2016     26.41633163%
    2 Jul 2016     26.50403949%
    2 Aug 2016     24.91251678%
    2 Sep 2016     25.00177026%
    2 Oct 2016     25.09180672%
    2 Nov 2016     25.18263307%
    2 Dec 2016     25.27425619%
    2 Jan 2017     25.36668310%
    2 Feb 2017     24.82936220%
    2 Mar 2017     24.92341787%
    2 Apr 2017     25.01829869%
    2 May 2017     25.16471122%
    2 Jun 2017     25.31252997%
    2 Jul 2017     25.54302528%

                                                                   SCHEDULE 5
                                                                       TO
                                                                     LEASE



      SCHEDULE OF NET SPECIALTY CASUALTY VALUES

                                          PART C
                 Percentage of
    DATE         Facility Cost
 2 Oct 1989        15.90547718%
 2 Nov 1989        16.22272060%
 2 Dec 1989        16.54349771%
 2 Jan 1990        16.83357439%
 2 Feb 1990        19.58033018%
 2 Mar 1990        19.92681163%
 2 Apr 1990        20.27334493%
 2 May 1990        20.59309119%
 2 Jun 1990        20.91639849%
 2 Jul 1990        21.21265899%
 2 Aug 1990        26.21031234%
 2 Sep 1990        26.60877672%
 2 Oct 1990        26.98103385%
 2 Nov 1990        27.35743829%
 2 Dec 1990        27.73803628%
 2 Jan 1991        27.93905974%
 2 Feb 1991        28.29387659%
 2 Mar 1991        28.65370780%
 2 Apr 1991        29.00401256%
 2 May 1991        29.33015111%
 2 Jun 1991        29.65992080%
 2 Jul 1991        29.96529457%
 2 Aug 1991        30.27406745%
 2 Sep 1991        30.58627681%
 2 Oct 1991        30.87389364%
 2 Nov 1991        31.16471054%
 2 Dec 1991        31.45876313%
 2 Jan 1992        31.72801994%
 2 Feb 1992        32.00027126%
 2 Mar 1992        32.27555043%
 2 Apr 1992        32.54141671%
 2 May 1992        32.79295408%
 2 Jun 1992        33.04728744%
 2 Jul 1992        33.28716274%
 2 Aug 1992        33.52970345%
 2 Sep 1992        33.77493921%
 2 Oct 1992        34.00561486%
 2 Nov 1992        34.23885270%
 2 Dec 1992        34.47468122%
 2 Jan 1993        35.49712410%
 2 Feb 1993        35.72407921%
 2 Mar 1993        35.95355439%
 2 Apr 1993        36.18029345%
 2 May 1993        36.39275151%
 2 Jun 1993        36.60756721%
 2 Jul 1993        36.80796838%
 2 Aug 1993        37.01059214%
 2 Sep 1993        37.21546320%
 2 Oct 1993        37.40580815%
 2 Nov 1993        37.59826287%
 2 Dec 1993        37.79285080%
 2 Jan 1994        37.97279724%
 2 Feb 1994        38.15473680%
 2 Mar 1994        38.33869159%
 2 Apr 1994        38.52260581%
 2 May 1994        38.69294982%
 2 Jun 1994        38.86517899%
 2 Jul 1994        39.02370704%
 2 Aug 1994        39.18398789%
 2 Sep 1994        39.34604097%
 2 Oct 1994        39.49427871%
 2 Nov 1994        39.64415376%
 2 Dec 1994        39.79568424%
 2 Jan 1995        39.93328130%
 2 Feb 1995        40.07239624%
 2 Mar 1995        40.21304586%
 2 Apr 1995        40.35524714%
 2 May 1995        40.48471509%
 2 Jun 1995        40.61560939%
 2 Jul 1995        40.73364366%
 2 Aug 1995        40.85297614%
 2 Sep 1995        40.97362115%
 2 Oct 1995        41.08129106%
 2 Nov 1995        41.19014279%
 2 Dec 1995        41.30018939%
 2 Jan 1996        41.39714187%
 2 Feb 1996        41.49515585%
 2 Mar 1996        41.59424300%
 2 Apr 1996        41.69441512%
 2 May 1996        41.78332351%
 2 Jun 1996        41.87320273%
 2 Jul 1996        41.95170280%
 2 Aug 1996        42.03105698%
 2 Sep 1996        42.11127463%
 2 Oct 1996        42.18000454%
 2 Nov 1996        42.24947877%
 2 Dec 1996        42.31970544%
 2 Jan 1997        42.37833210%
 2 Feb 1997        42.43758955%
 2 Mar 1997        42.49748462%
 2 Apr 1997        42.55802421%
 2 May 1997        42.60426407%
 2 Jun 1997        42.65099542%
 2 Jul 1997        42.68327227%
 2 Aug 1997        45.11224095%
 2 Sep 1997        45.19436472%
 2 Oct 1997        45.26242884%
 2 Nov 1997        45.33122721%
 2 Dec 1997        45.40076781%
 2 Jan 1998        45.45610744%
 2 Feb 1998        45.51203843%
 2 Mar 1998        45.56856715%
 2 Apr 1998        45.62570005%
 2 May 1998        45.66832177%
 2 Jun 1998        45.71139178%
 2 Jul 1998        45.73979298%
 2 Aug 1998        45.76848304%
 2 Sep 1998        45.79746495%
 2 Oct 1998        45.81161987%
 2 Nov 1998        45.82590370%
 2 Dec 1998        45.84031761%
 2 Jan 1999        45.85282660%
 2 Feb 1999        45.86544533%
 2 Mar 1999        45.87817477%
 2 Apr 1999        45.89101587%
 2 May 1999        45.90396963%
 2 Jun 1999        45.91703702%
 2 Jul 1999        45.93021905%
 2 Aug 1999        45.94351673%
 2 Sep 1999        45.95693106%
 2 Oct 1999        45.97046307%
 2 Nov 1999        45.98411379%
 2 Dec 1999        45.99788427%
 2 Jan 2000        46.01177555%
 2 Feb 2000        46.02578869%
 2 Mar 2000        46.03992477%
 2 Apr 2000        46.05418486%
 2 May 2000        46.06857005%
 2 Jun 2000        46.08308144%
 2 Jul 2000        46.09772013%
 2 Aug 2000        46.11248724%
 2 Sep 2000        46.12738390%
 2 Oct 2000        46.14241124%
 2 Nov 2000        46.15757041%
 2 Dec 2000        46.17286257%
 2 Jan 2001        46.18828889%
 2 Feb 2001        46.20385053%
 2 Mar 2001        46.21954870%
 2 Apr 2001        46.23538457%
 2 May 2001        46.25135938%
 2 Jun 2001        46.26747432%
 2 Jul 2001        46.28373064%
 2 Aug 2001        46.30012956%
 2 Sep 2001        46.31667235%
 2 Oct 2001        46.33336027%
 2 Nov 2001        46.35019458%
 2 Dec 2001        46.36717658%
 2 Jan 2002        46.38430755%
 2 Feb 2002        46.40158881%
 2 Mar 2002        46.41902168%
 2 Apr 2002        46.43660747%
   2 May 2002      46.45434755%
   2 Jun 2002      46.47224325%
   2 Jul 2002      46.49029594%
   2 Aug 2002      46.50850700%
   2 Sep 2002      46.52687783%
   2 Oct 2002      46.54540982%
   2 Nov 2002      46.56410438%
   2 Dec 2002      46.58296294%
   2 Jan 2003      46.60198695%
   2 Feb 2003      45.22117785%
   2 Mar 2003      45.24053710%
   2 Apr 2003      45.26006619%
   2 May 2003      45.27976660%
   2 Jun 2003      45.29963983%
   2 Jul 2003      45.32197913%
   2 Aug 2003      43.94220258%
   2 Sep 2003      43.96260345%
   2 Oct 2003      43.98318328%
   2 Nov 2003      44.00394366%
   2 Dec 2003      44.02488616%
   2 Jan 2004      44.05062144%
   2 Feb 2004      43.84693299%
   2 Mar 2004      43.86843151%
   2 Apr 2004      43.89011863%
   2 May 2004      43.91199600%
   2 Jun 2004      43.93406530%
   2 Jul 2004      43.95632820%
   2 Aug 2004      43.97878641%
   2 Sep 2004      44.00144164%
   2 Oct 2004      44.02429561%
   2 Nov 2004      44.04735008%
   2 Dec 2004      44.07060680%
   2 Jan 2005      44.09406754%
   2 Feb 2005      44.10023409%
   2 Mar 2005      44.12410827%
   2 Apr 2005      44.14819189%
   2 May 2005      44.17248678%
   2 Jun 2005      44.19699481%
   2 Jul 2005      44.22171784%
   2 Aug 2005      44.22915776%
   2 Sep 2005      44.25431646%
   2 Oct 2005      44.27969588%
   2 Nov 2005      44.30529795%
   2 Dec 2005      44.33112461%
   2 Jan 2006      44.35717784%
   2 Feb 2006      44.10845963%
   2 Mar 2006      44.13497199%
   2 Apr 2006      44.16171693%
   2 May 2006      44.18869649%
   2 Jun 2006      44.21591274%
   2 Jul 2006      44.24336775%
   2 Aug 2006      43.99606361%
   2 Sep 2006      44.02400244%
   2 Oct 2006      44.05218637%
   2 Nov 2006      44.08061755%
   2 Dec 2006      44.10929815%
   2 Jan 2007      44.13823035%
   2 Feb 2007      43.84241637%
   2 Mar 2007      43.87185843%
   2 Apr 2007      43.90155877%
   2 May 2007      43.93151967%
   2 Jun 2007      43.96174340%
   2 Jul 2007      43.99223228%
   2 Aug 2007      43.69798863%
   2 Sep 2007      43.72901480%
   2 Oct 2007      43.76031315%
   2 Nov 2007      43.79188607%
   2 Dec 2007      43.82373597%
   2 Jan 2008      43.85586528%
   2 Feb 2008      43.28827645%
   2 Mar 2008      43.32097196%
   2 Apr 2008      43.35395429%
   2 May 2008      43.38722597%
   2 Jun 2008      43.42078953%
   2 Jul 2008      43.45464754%
   2 Aug 2008      42.88880257%
   2 Sep 2008      42.92325723%
   2 Oct 2008      42.95801415%
   2 Nov 2008      42.99307599%
   2 Dec 2008      43.02844541%
   2 Jan 2009      43.06412512%
   2 Feb 2009      41.85011784%
   2 Mar 2009      41.88642631%
   2 Apr 2009      41.92305330%
   2 May 2009      41.96000161%
   2 Jun 2009      41.99727406%
   2 Jul 2009      42.03668300%
   2 Aug 2009      40.82461228%
   2 Sep 2009      40.86287430%
   2 Oct 2009      40.90147198%
   2 Nov 2009      40.94040826%
   2 Dec 2009      40.97968613%
   2 Jan 2010      41.02294781%
   2 Feb 2010      39.81291784%
   2 Mar 2010      39.85323852%
   2 Apr 2010      39.89391292%
   2 May 2010      39.93494415%
   2 Jun 2010      39.97633533%
   2 Jul 2010      40.02787404%
   2 Aug 2010      38.81999463%
   2 Sep 2010      38.86248473%
   2 Oct 2010      38.90534759%
   2 Nov 2010      38.94858647%
   2 Dec 2010      38.99220467%
   2 Jan 2011      39.05220379%
   2 Feb 2011      36.69659065%
   2 Mar 2011      36.74136690%
   2 Apr 2011      36.78653596%
   2 May 2011      36.83210128%
   2 Jun 2011      36.87806632%
   2 Jul 2011      36.94623544%
   2 Aug 2011      34.59301050%
   2 Sep 2011      34.64019590%
   2 Oct 2011      34.68779525%
   2 Nov 2011      34.73581217%
   2 Dec 2011      34.78425033%
   2 Jan 2012      34.86078167%
   2 Feb 2012      32.51007342%
   2 Mar 2012      32.55979760%
   2 Apr 2012      32.60995800%
   2 May 2012      32.66055843%
   2 Jun 2012      32.71160277%
   2 Jul 2012      32.78315112%
   2 Aug 2012      30.43509498%
   2 Sep 2012      30.48749454%
   2 Oct 2012      30.54035377%
   2 Nov 2012      30.59367673%
   2 Dec 2012      30.64746747%
   2 Jan 2013      30.71408922%
   2 Feb 2013      29.56882788%
   2 Mar 2013      29.62404675%
   2 Apr 2013      29.67975004%
   2 May 2013      29.73594200%
   2 Jun 2013      29.79262691%
   2 Jul 2013      29.86216822%
   2 Aug 2013      28.71985206%
   2 Sep 2013      28.77804194%
   2 Oct 2013      28.83674230%
   2 Nov 2013      28.89595762%
   2 Dec 2013      28.95569242%
   2 Jan 2014      29.02831038%
   2 Feb 2014      27.58909785%
   2 Mar 2014      27.65041859%
   2 Apr 2014      27.71227728%
   2 May 2014      27.77467864%
   2 Jun 2014      27.83762743%
   2 Jul 2014      27.91502387%
   2 Aug 2014      26.47908197%
   2 Sep 2014      26.54370202%
   2 Oct 2014      26.60888897%
   2 Nov 2014      26.67464779%
   2 Dec 2014      26.74098349%
   2 Jan 2015      26.82335003%
   2 Feb 2015      25.39085473%
   2 Mar 2015      25.45895162%
   2 Apr 2015      25.52764590%
   2 May 2015      25.59694282%
   2 Jun 2015      25.66684767%
   2 Jul 2015      25.75281466%
   2 Aug 2015      24.32395139%
   2 Sep 2015      24.39571219%
   2 Oct 2015      24.46810252%
   2 Nov 2015      24.54112791%
   2 Dec 2015      24.61479393%
   2 Jan 2016      24.70455509%
   2 Feb 2016      23.27951929%
   2 Mar 2016      23.35514111%
   2 Apr 2016      23.43142635%
   2 May 2016      23.50838082%
   2 Jun 2016      23.58601038%
   2 Jul 2016      23.66432097%
   2 Aug 2016      22.24331855%
   2 Sep 2016      22.32300916%
   2 Oct 2016      22.40339886%
   2 Nov 2016      22.48449381%
   2 Dec 2016      22.56630017%
   2 Jan 2017      22.64882420%
   2 Feb 2017      22.16907339%
   2 Mar 2017      22.25305167%
   2 Apr 2017      22.33776669%
   2 May 2017      22.46849216%
   2 Jun 2017      22.60047319%
   2 Jul 2017      22.80627257%

                                                                    SCHEDULE 5
                                                                        TO
                                                                      LEASE



          SCHEDULE OF NET SPECIALTY CASUALTY VALUES

                                          PART D
                 Percentage of
    DATE         Facility Cost
 2 Oct 1989        17.36347925%
 2 Nov 1989        17.70980332%
 2 Dec 1989        18.05998500%
 2 Jan 1990        18.37665204%
 2 Feb 1990        21.37519378%
 2 Mar 1990        21.75343603%
 2 Apr 1990        22.13173488%
 2 May 1990        22.48079122%
 2 Jun 1990        22.83373502%
 2 Jul 1990        23.15715273%
 2 Aug 1990        28.61292430%
 2 Sep 1990        29.04791459%
 2 Oct 1990        29.45429529%
 2 Nov 1990        29.86520347%
 2 Dec 1990        30.28068961%
 2 Jan 1991        30.50014022%
 2 Feb 1991        30.88748194%
 2 Mar 1991        31.28029768%
 2 Apr 1991        31.66271371%
 2 May 1991        32.01874830%
 2 Jun 1991        32.37874687%
 2 Jul 1991        32.71211324%
 2 Aug 1991        33.04919030%
 2 Sep 1991        33.39001885%
 2 Oct 1991        33.70400056%
 2 Nov 1991        34.02147567%
 2 Dec 1991        34.34248308%
 2 Jan 1992        34.63642177%
 2 Feb 1992        34.93362946%
 2 Mar 1992        35.23414255%
 2 Apr 1992        35.52437991%
 2 May 1992        35.79897487%
 2 Jun 1992        36.07662212%
 2 Jul 1992        36.33848599%
 2 Aug 1992        36.60325960%
 2 Sep 1992        36.87097530%
 2 Oct 1992        37.12279622%
 2 Nov 1992        37.37741420%
 2 Dec 1992        37.63486033%
 2 Jan 1993        38.75102714%
 2 Feb 1993        38.99878647%
 2 Mar 1993        39.24929688%
 2 Apr 1993        39.49682035%
 2 May 1993        39.72875373%
 2 Jun 1993        39.96326087%
 2 Jul 1993        40.18203215%
 2 Aug 1993        40.40322975%
 2 Sep 1993        40.62688066%
 2 Oct 1993        40.83467390%
 2 Nov 1993        41.04477030%
 2 Dec 1993        41.25719546%
 2 Jan 1994        41.45363699%
 2 Feb 1994        41.65225434%
 2 Mar 1994        41.85307165%
 2 Apr 1994        42.05384468%
 2 May 1994        42.23980355%
 2 Jun 1994        42.42782040%
 2 Jul 1994        42.60088019%
 2 Aug 1994        42.77585345%
 2 Sep 1994        42.95276139%
 2 Oct 1994        43.11458759%
 2 Nov 1994        43.27820119%
 2 Dec 1994        43.44362196%
 2 Jan 1995        43.59383209%
 2 Feb 1995        43.74569923%
 2 Mar 1995        43.89924173%
 2 Apr 1995        44.05447813%
 2 May 1995        44.19581397%
 2 Jun 1995        44.33870692%
 2 Jul 1995        44.46756100%
 2 Aug 1995        44.59783229%
 2 Sep 1995        44.72953642%
 2 Oct 1995        44.84707607%
 2 Nov 1995        44.96590588%
 2 Dec 1995        45.08604008%
 2 Jan 1996        45.19187987%
 2 Feb 1996        45.29887847%
 2 Mar 1996        45.40704861%
 2 Apr 1996        45.51640317%
 2 May 1996        45.61346150%
 2 Jun 1996        45.71157965%
 2 Jul 1996        45.79727556%
 2 Aug 1996        45.88390387%
 2 Sep 1996        45.97147480%
 2 Oct 1996        46.04650496%
 2 Nov 1996        46.12234766%
 2 Dec 1996        46.19901177%
 2 Jan 1997        46.26301254%
 2 Feb 1997        46.32770193%
 2 Mar 1997        46.39308738%
 2 Apr 1997        46.45917643%
 2 May 1997        46.50965494%
 2 Jun 1997        46.56067000%
 2 Jul 1997        46.59590556%
 2 Aug 1997        49.24752970%
 2 Sep 1997        49.33718149%
 2 Oct 1997        49.41148482%
 2 Nov 1997        49.48658970%
 2 Dec 1997        49.56250486%
 2 Jan 1998        49.62291729%
 2 Feb 1998        49.68397529%
 2 Mar 1998        49.74568581%
 2 Apr 1998        49.80805589%
 2 May 1998        49.85458460%
 2 Jun 1998        49.90160269%
 2 Jul 1998        49.93260734%
 2 Aug 1998        49.96392732%
 2 Sep 1998        49.99556590%
 2 Oct 1998        50.01101836%
 2 Nov 1998        50.02661154%
 2 Dec 1998        50.04234672%
 2 Jan 1999        50.05600237%
 2 Feb 1999        50.06977782%
 2 Mar 1999        50.08367412%
 2 Apr 1999        50.09769232%
 2 May 1999        50.11183351%
 2 Jun 1999        50.12609875%
 2 Jul 1999        50.14048913%
 2 Aug 1999        50.15500576%
 2 Sep 1999        50.16964974%
 2 Oct 1999        50.18442218%
 2 Nov 1999        50.19932422%
 2 Dec 1999        50.21435699%
 2 Jan 2000        50.22952164%
 2 Feb 2000        50.24481932%
 2 Mar 2000        50.26025121%
 2 Apr 2000        50.27581847%
 2 May 2000        50.29152230%
 2 Jun 2000        50.30736391%
 2 Jul 2000        50.32334448%
 2 Aug 2000        50.33946524%
 2 Sep 2000        50.35572742%
 2 Oct 2000        50.37213227%
 2 Nov 2000        50.38868103%
 2 Dec 2000        50.40537497%
 2 Jan 2001        50.42221537%
 2 Feb 2001        50.43920350%
 2 Mar 2001        50.45634066%
 2 Apr 2001        50.47362816%
 2 May 2001        50.49106732%
 2 Jun 2001        50.50865947%
 2 Jul 2001        50.52640595%
 2 Aug 2001        50.54430810%
 2 Sep 2001        50.56236732%
 2 Oct 2001        50.58058496%
 2 Nov 2001        50.59896242%
 2 Dec 2001        50.61750110%
 2 Jan 2002        50.63620241%
 2 Feb 2002        50.65506778%
 2 Mar 2002        50.67409867%
 2 Apr 2002        50.69329649%
   2 May 2002      50.71266274%
   2 Jun 2002      50.73219888%
   2 Jul 2002      50.75190640%
   2 Aug 2002      50.77178681%
   2 Sep 2002      50.79184163%
   2 Oct 2002      50.81207239%
   2 Nov 2002      50.83248061%
   2 Dec 2002      50.85306788%
   2 Jan 2003      50.87383575%
   2 Feb 2003      49.36645249%
   2 Mar 2003      49.38758633%
   2 Apr 2003      49.40890559%
   2 May 2003      49.43041187%
   2 Jun 2003      49.45210681%
   2 Jul 2003      49.47649388%
   2 Aug 2003      47.97023782%
   2 Sep 2003      47.99250877%
   2 Oct 2003      48.01497508%
   2 Nov 2003      48.03763850%
   2 Dec 2003      48.06050072%
   2 Jan 2004      48.08859507%
   2 Feb 2004      47.86623518%
   2 Mar 2004      47.88970440%
   2 Apr 2004      47.91337950%
   2 May 2004      47.93726230%
   2 Jun 2004      47.96135462%
   2 Jul 2004      47.98565829%
   2 Aug 2004      48.01017516%
   2 Sep 2004      48.03490712%
   2 Oct 2004      48.05985604%
   2 Nov 2004      48.08502384%
   2 Dec 2004      48.11041242%
   2 Jan 2005      48.13602373%
   2 Feb 2005      48.14275555%
   2 Mar 2005      48.16881819%
   2 Apr 2005      48.19510948%
   2 May 2005      48.22163140%
   2 Jun 2005      48.24838600%
   2 Jul 2005      48.27537531%
   2 Aug 2005      48.28349722%
   2 Sep 2005      48.31096214%
   2 Oct 2005      48.33866800%
   2 Nov 2005      48.36661693%
   2 Dec 2005      48.39481103%
   2 Jan 2006      48.42325248%
   2 Feb 2006      48.15173510%
   2 Mar 2006      48.18067776%
   2 Apr 2006      48.20987432%
   2 May 2006      48.23932700%
   2 Jun 2006      48.26903807%
   2 Jul 2006      48.29900979%
   2 Aug 2006      48.02903611%
   2 Sep 2006      48.05953600%
   2 Oct 2006      48.09030345%
   2 Nov 2006      48.12134083%
   2 Dec 2006      48.15265048%
   2 Jan 2007      48.18423480%
   2 Feb 2007      47.86130454%
   2 Mar 2007      47.89344545%
   2 Apr 2007      47.92586832%
   2 May 2007      47.95857564%
   2 Jun 2007      47.99156988%
   2 Jul 2007      48.02485357%
   2 Aug 2007      47.70363759%
   2 Sep 2007      47.73750782%
   2 Oct 2007      47.77167519%
   2 Nov 2007      47.80614229%
   2 Dec 2007      47.84091177%
   2 Jan 2008      47.87598626%
   2 Feb 2008      47.25636846%
   2 Mar 2008      47.29206106%
   2 Apr 2008      47.32806677%
   2 May 2008      47.36438835%
   2 Jun 2008      47.40102857%
   2 Jul 2008      47.43799023%
   2 Aug 2008      46.82027614%
   2 Sep 2008      46.85788914%
   2 Oct 2008      46.89583211%
   2 Nov 2008      46.93410796%
   2 Dec 2008      46.97271957%
   2 Jan 2009      47.01166992%
   2 Feb 2009      45.68637864%
   2 Mar 2009      45.72601539%
   2 Apr 2009      45.76599985%
   2 May 2009      45.80633509%
   2 Jun 2009      45.84702418%
   2 Jul 2009      45.89004561%
   2 Aug 2009      44.56686841%
   2 Sep 2009      44.60863778%
   2 Oct 2009      44.65077358%
   2 Nov 2009      44.69327902%
   2 Dec 2009      44.73615736%
   2 Jan 2010      44.78338469%
   2 Feb 2010      43.46243531%
   2 Mar 2010      43.50645205%
   2 Apr 2010      43.55085494%
   2 May 2010      43.59564736%
   2 Jun 2010      43.64083274%
   2 Jul 2010      43.69709583%
   2 Aug 2010      42.37849414%
   2 Sep 2010      42.42487916%
   2 Oct 2010      42.47167112%
   2 Nov 2010      42.51887356%
   2 Dec 2010      42.56649010%
   2 Jan 2011      42.63198914%
   2 Feb 2011      40.06044479%
   2 Mar 2011      40.10932553%
   2 Apr 2011      40.15863509%
   2 May 2011      40.20837723%
   2 Jun 2011      40.25855573%
   2 Jul 2011      40.33297369%
   2 Aug 2011      37.76403646%
   2 Sep 2011      37.81554719%
   2 Oct 2011      37.86750981%
   2 Nov 2011      37.91992829%
   2 Dec 2011      37.97280661%
   2 Jan 2012      38.05635332%
   2 Feb 2012      35.49016348%
   2 Mar 2012      35.54444571%
   2 Apr 2012      35.59920415%
   2 May 2012      35.65444295%
   2 Jun 2012      35.71016636%
   2 Jul 2012      35.78827331%
   2 Aug 2012      33.22497869%
   2 Sep 2012      33.28218154%
   2 Oct 2012      33.33988620%
   2 Nov 2012      33.39809710%
   2 Dec 2012      33.45681865%
   2 Jan 2013      33.52954740%
   2 Feb 2013      32.27930377%
   2 Mar 2013      32.33958437%
   2 Apr 2013      32.40039379%
   2 May 2013      32.46173668%
   2 Jun 2013      32.52361771%
   2 Jul 2013      32.59953364%
   2 Aug 2013      31.35250517%
   2 Sep 2013      31.41602912%
   2 Oct 2013      31.48011034%
   2 Nov 2013      31.54475374%
   2 Dec 2013      31.60996423%
   2 Jan 2014      31.68923883%
   2 Feb 2014      30.11809849%
   2 Mar 2014      30.18504029%
   2 Apr 2014      30.25256936%
   2 May 2014      30.32069085%
   2 Jun 2014      30.38940994%
   2 Jul 2014      30.47390106%
   2 Aug 2014      28.90633115%
   2 Sep 2014      28.97687471%
   2 Oct 2014      29.04803713%
   2 Nov 2014      29.11982384%
   2 Dec 2014      29.19224031%
   2 Jan 2015      29.28215712%
   2 Feb 2015      27.71834975%
   2 Mar 2015      27.79268885%
   2 Apr 2015      27.86768011%
   2 May 2015      27.94332925%
   2 Jun 2015      28.01964204%
   2 Jul 2015      28.11348934%
   2 Aug 2015      26.55364693%
   2 Sep 2015      26.63198581%
   2 Oct 2015      26.71101192%
   2 Nov 2015      26.79073130%
   2 Dec 2015      26.87115004%
   2 Jan 2016      26.96913931%
   2 Feb 2016      25.41347522%
   2 Mar 2016      25.49602905%
   2 Apr 2016      25.57930710%
   2 May 2016      25.66331573%
   2 Jun 2016      25.74806133%
   2 Jul 2016      25.83355039%
   2 Aug 2016      24.28228942%
   2 Sep 2016      24.36928500%
   2 Oct 2016      24.45704376%
   2 Nov 2016      24.54557241%
   2 Dec 2016      24.63487769%
   2 Jan 2017      24.72496642%
   2 Feb 2017      24.20123845%
   2 Mar 2017      24.29291474%
   2 Apr 2017      24.38539530%
   2 May 2017      24.52810394%
   2 Jun 2017      24.67218323%
   2 Jul 2017      24.89684756%

                                                        Schedule U3S

                                                        Schedule A-1
                                                             to
                                                         Appendix A

                  COLLATERAL TRUST INDENTURE

                    dated as of July 1, 1997

                             among

                    W3A FUNDING CORPORATION,

                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)


                              and


                     BANKERS TRUST COMPANY,
                           as Trustee

                          ___________

        Providing for the Issuance from Time to Time of Securities To Be Issued in One or More Series









                     Issuance of Securities
                     in connection with the
             Lease of Three Undivided Interests in
               Unit No. 3 of the Waterford Steam
                  Electric Generating Station
                 St. Charles Parish, Louisiana

                    W3A FUNDING CORPORATION

                    ENTERGY LOUISIANA, INC.

            Reconciliation and tie between Indenture
                    dated as of July 1, 1997

                              and

                  Trust Indenture Act of 1939

                                                    Section
Section of Act                                   of Indenture

310(a)(1)                                                 9.09
      (2)                                                 9.09
      (3)                                                 9.15(b)(2)
      (4)                                                 Inapplicable
      (5)                                                 9.09
   (b)                                                    9.08, 9.10
   (c)                                                    9.13
311(a)                                                    9.13
   (b)                                                    9.13
   (c)                                                   Inapplicable
312(a)                                                   10.01
   (b)                                                   10.01
   (c)                                                   10.01
313(a)                                                   10.02
   (b)                                                   10.02
   (c)                                                   10.02
   (d)                                                   10.02
314(a)                                                   10.02
   (b)                                                    5.06
   (c)(1)                                                 1.02
      (2)                                                 1.02
      (3)                                                 2.04(g)(i)
   (d)(1)                                                 5.11
      (2)                                                 Inapplicable
      (3)                                                 2.04(g)(ii)
   (e)                                                    1.02
315(a)                                                    9.01, 9.03
   (b)                                                    9.02
   (c)                                                    9.01
   (d)(1)                                                 9.01
      (2)                                                 9.01
      (3)                                                 9.01
   (e)                                                    8.10
316(a)(1)(A)                                              8.07
         (B)                                              8.08
      (2)                                                Inapplicable
   (a)(last sentence)                                     1.01
                                                         ("Outstanding")
   (b)                                                    8.11
317(a)(1)                                                 8.05(a)
      (2)                                                 8.05(d)
   (b)                                                    5.03
                                                          9.14(a)
318(a)                                                    1.07
____________________
Bond: This reconciliation and tie shall not, for any purpose, be deemed to constitute a part of the Indenture.

                   COLLATERAL TRUST INDENTURE

     Collateral Trust Indenture, dated as of July 1, 1997, among W3A Funding Corporation, a Delaware corporation (the "Company"), having its principal office and mailing address at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, Entergy Louisiana, Inc. (formerly Louisiana Power & Light Company), a Louisiana corporation ("ELI"), having its principal office and mailing address at 639 Loyola Avenue, New Orleans, Louisiana 70113 and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as trustee (hereinafter called the "Trustee") having its corporate trust office at Four Albany Street, New York, New York 10006.


                            RECITALS

     Whereas, the Company has duly authorized the creation of an issue of its bonds, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and to secure the Securities and to provide for the authentication and delivery thereof by the Trustee, the Company has duly authorized the execution and delivery of this Indenture; and

     Whereas, all acts necessary to make this Indenture a valid instrument for the security of the Securities, in accordance with its and their terms, have been done;

     Now, Therefore, This Indenture Witnesseth, that, to secure the payment of the principal of and premium, if any, and interest on all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, and the performance of the covenants therein and herein contained, and in consideration of the premises and of the covenants herein contained and of the purchase of the Securities by the holders thereof, and of the sum of one dollar ($1.00) paid to the Company by the Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company by these presents does grant, bargain, sell, release, convey, assign, pledge, transfer, mortgage, hypothecate and confirm unto the Trustee all and singular the following (which collectively are hereinafter called the "Pledged Property"), excluding, in any event, any moneys which are specifically stated herein not to constitute part of the Pledged Property, to wit:


                        GRANTING CLAUSES

    All Pledged Lessor Bonds (as hereinafter defined) as shall be actually pledged and assigned by the Company to the Trustee pursuant to the Series Supplemental Indentures or other supplemental indentures to be executed and delivered as provided in this Indenture, together with the interest of the Company, if any, in the Lease Indentures (as hereinafter defined) securing said Pledged Lessor Bonds; and

     Any property, including cash, that may, from time to time, hereafter be subjected to the lien and/or pledge hereof by the Company or which, pursuant to any provision of this Indenture or any Series Supplemental Indenture or other supplemental indentures to be executed and delivered as provided in this Indenture, may become subjected to the lien and/or pledge hereof; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder; such subjection to the lien hereof of any such property as additional security may be made subject to any reservations, limitations or conditions which shall be set forth in a written instrument executed by the Company and/or by the Trustee respecting the scope or priority of such lien and/or pledge or the use and disposition of such property or the proceeds thereof;

    To Have and to Hold the Pledged Property unto the Trustee and its successors and assigns forever subject to the terms of this Indenture, including, without limitation, Section 12.01;

     But In Trust, Nevertheless, for the equal and proportionate benefit and security of the holders from time to time of all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, without any priority of any one Security over any other;

     And Upon The Trusts and subject to the covenants and conditions hereinafter set forth.


                          ARTICLE ONE

                Definitions and Other Provisions
                     of General Application


Section 1.01.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (4)     all  reference  in  this  Indenture  to  designated
"Articles",  "Sections"  and  other  subdivisions  are   to   the
designated Articles, Sections and other subdivisions of this Indenture; and

     (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Nine, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating   Agent"  means  any   Person   acting   as
Authenticating Agent hereunder pursuant to Section 9.14.

     "Authorized Agent" means any Paying Agent or Security Registrar or Authenticating Agent or other agent appointed by the Trustee in accordance with this Indenture to perform any function which this Indenture authorizes the Trustee or such agent to perform.

     "Board of Directors" means, when used with respect to the Company, the board of directors of the Company and, when used with respect to ELI, the board of directors of ELI, or, in either case, any committee of that board duly authorized to act for it hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or ELI, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than a Saturday or Sunday or other day on which banks in New Orleans, Louisiana, New York, New York or any other city in which any Corporate Trust Office (as defined in the respective Lease Indentures) of a Lease Indenture Trustee is located, are authorized or obligated to be closed.

     "Change"  with respect to any instrument means any  consent,
amendment,   waiver,  approval,  notice  or  direction   or   the
execution, grant or giving of any thereof.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order, as the case may be, signed in the name of the Company by its President or one of its Vice Presidents, and by its Treasurer, Secretary, or one of its Assistant Treasurers or Assistant Secretaries, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time corporate trust business of the Trustee shall be administered, which at the date of this Indenture is Four Albany Street, New York, New York 10006,
Attention: Corporate Trust & Agency Group-Public Utilities Group, or such other office as may be designated by the Trustee to the Company, ELI and each Securityholder.

     "ELI" shall mean Entergy Louisiana, Inc. (formerly Louisiana
Power  &  Light  Company),  a  Louisiana  corporation,  and   its
permitted successors and assigns.

    "ELI Request" means a written request or order, signed in the name of ELI by its President or one of its Vice Presidents or Assistant Vice Presidents and by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries or any authorized agent of ELI, and delivered to the Trustee.

    "Event of Default" has the meaning specified in Section 8.01.

     "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Installment Payment Amount", when used with respect to any Security the principal of which is payable in installments without presentment or surrender, means the amount of the
installment  payment  of  principal  due  and  payable  on   each
Installment Payment Date other than the Stated Maturity date thereof.

     "Installment Payment Date", when used with respect to any Security the principal of which is payable in installments without presentment or surrender, means each date on which an installment payment of principal is due and payable on such Security, as set forth in the Series Supplemental Indenture creating the Securities of such series.

     "Lease" means each Lease identified in Exhibit A hereto, as such Lease may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Leases" means each and every Lease.

     "Lease Indenture" means each Lease Indenture identified in Exhibit A hereto, as such Lease Indenture may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Lease Indentures" means each and every Lease Indenture.

    "Lease Indenture Estate" shall mean the "Indenture Estate" as defined in each Lease Indenture.

     "Lease Indenture Trustee" means each Lease Indenture Trustee identified in Exhibit A hereto, until a successor Lease Indenture Trustee shall have become such pursuant to the applicable provisions of the Lease Indenture to which such Lease Indenture Trustee is a party, and thereafter "Lease Indenture Trustee" means the successor Lease Indenture Trustee; "Lease Indenture Trustees" means each and every Lease Indenture Trustee.

    "Lease Payments" with respect to any Lease shall mean amounts payable under such Lease in respect of (i) basic rent, (ii) casualty value, (iii) special casualty value, (iv) any amount determined by reference to casualty value or special casualty value or (v) any other amounts payable in connection with termination of such Lease, in each case as more fully described in and assigned pursuant to the related Lease Indenture; "Lease Payments" with respect to all Leases means the aggregate of Lease Payments under any and all Leases.

    "Lessor" or "Owner Trustee" means any Lessor or Owner Trustee identified in Exhibit A hereto, until a successor shall have become such pursuant to the applicable provisions of the related Trust Agreement identified in such schedule, and thereafter "Lessor" or "Owner Trustee" means such successor; "Lessors" or "Owner Trustees" means each and every Lessor or Owner Trustee.

    "Lessor Bond" means any bond issued by a Lessor under a Lease
Indenture.

     "Lien of this Indenture" or "lien hereof" means the lien and security interest created by these presents, or created by any concurrent or subsequent conveyance to the Trustee (whether made by the Company or any other Person and whether pursuant to a Series Supplemental Indenture or otherwise), or otherwise created, making any property a part of the Pledged Property held by the Trustee for the benefit of the Securities Outstanding hereunder.

    "Obligor", when used with reference to the Securities or this Indenture, means ELI and any successor to the obligations of ELI under a Lease, and does not include the Trustee, a Lease Indenture Trustee, an Owner Trustee or an Owner Participant so long as they have not assumed such obligations; provided, however, that no reference to ELI as an Obligor herein shall be construed as implying any guaranty or assumption of the Securities or the obligations represented thereby by ELI.

     "Officers' Certificate" means a certificate signed by the President or any Vice President and the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of ELI, any Lessor or the Company, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel for any Person either expressly referred to herein or otherwise satisfactory to the Trustee which may include, without limitation, counsel to the Company, any Lessor, any Lease Indenture Trustee, any Owner Participant or ELI, whether or not such counsel is an employee of any of them.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Securities or portions thereof deemed to have been paid within the meaning of Section 12.01 hereof; and

      (iii)      Securities  which have  been  paid  pursuant  to
      Section 2.09 or in exchange for or in lieu of which other Securities have been issued, authenticated and delivered pursuant to this Indenture, other than any Securities in respect of which there shall have been presented to the
      Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders, Securities owned by the Company or ELI, or any Affiliate of either thereof, unless such Persons own all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series, as the case may be, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or ELI, or any Affiliate of either thereof.

    "Owner Participant" means any Owner Participant identified in Exhibit A hereto, until a transferee, successor or assignee thereof shall have become such pursuant to the applicable provisions of the Participation Agreement to which such Owner Participant is a party, and thereafter "Owner Participant" means such transferee, successor or assignee; "Owner Participants" means each and every Owner Participant.

     "Participation Agreement" means each Participation Agreement identified in Exhibit A hereto as such Participation Agreement may be amended from time to time pursuant to the applicable provisions thereof; "Participation Agreements" means each and every Participation Agreement.

     "Paying Agent" means any Person acting as Paying Agent hereunder pursuant to Section 9.14.

     "Person" means any individual, partnership, corporation, trust, unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

     "Place of Payment", when used with respect to the Securities of any series, means the office or agency maintained pursuant to
Section 5.02 and such other place or places, if any, where the principal of and premium, if any, and interest on the Securities of such series are payable as specified in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

     "Pledged Lessor Bond" means each Lessor Bond identified in a schedule to a Series Supplemental Indenture, as such Lessor Bond may be amended or supplemented from time to time pursuant to the applicable provisions thereof, of the related Lease Indenture and of this Indenture; "Pledged Lessor Bonds" means each and every Pledged Lessor Bond.

     "Pledged Property" has the meaning set forth in the Granting
Clauses.

     "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Redeemed  Securities" shall have the meaning  specified  in
Section 7.02.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

     "Regular Record Date" for the Stated Maturity of any installment of interest on the Securities of any series or for the Installment Payment Date of any installment of principal of the Securities and any series for which principal is payable from time to time without presentation or surrender means the 15th day (whether or not a Business Day) of the month preceding the month in which such Stated Maturity or Installment Payment Date, as the case may be, occurs, or any other date specified for such purpose in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

     "Responsible Officer" shall mean when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Security" or "Securities" shall have the meaning set forth in the recitals hereto.

     "Security  Register"  has the meaning specified  in  Section
2.08.

     "Security  Registrar" means any Person  acting  as  Security
Registrar hereunder pursuant to Section 9.14.

      "Series Supplemental Indenture" means an indenture supplemental to this Indenture, for the purpose of, among other things, specifying, in accordance with Article Two hereof, the form and terms of the Securities of any series and/or for the purpose of, among other things, subjecting to the Lien of this Indenture the Pledged Lessor Bonds related to such series; "Series Supplemental Indentures" means each and every Series Supplemental Indenture.

    "Sinking Fund" has the meaning specified in Section 7.02.

     "Sinking Fund Redemption Date" shall have the meaning specified in Section 7.02.

     "Sinking Fund Requirements" shall have the meaning specified in Section 7.02.

     "Special Record Date" for the payment of any defaulted interest or any defaulted Installment Payment Amount means a date fixed by the Trustee pursuant to Section 2.10.

    "Stated Maturity", when used with respect to the principal of any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which such principal or such installment of interest is due and payable;
provided, however, that, with respect to any Security the principal of which is payable in installments without presentment or surrender, Stated Maturity shall mean the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.06.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

Section 1.02.  Compliance Certificates and Opinions.

    Upon any application or request by the Company, any Lessor or ELI to the Trustee to take any action under any provision of this Indenture, the Company, such Lessor or ELI, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 10.02 herein) shall include:

        (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions therein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company, of any Lessor or of ELI may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, of any Lessor or of ELI, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company, such Lessor or ELI, as the case may be, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee and, where it is hereby expressly required, to the Company and to ELI. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee, the Company and ELI, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.06.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the
Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. If such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proved by the Security Register and the Trustee shall not be affected by notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

     (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of the Holder of any Security may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

     (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 1.05.  Notices, etc., to Trustee, Company and ELI.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

       (a) the Trustee by any Holder, by the Company, by ELI or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

       (b) the Company by the Trustee, by any Holder, by ELI or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and ELI by the Company for such purpose, or

       (c) ELI by the Trustee, by any Holder, by the Company or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to ELI addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and the Company by ELI for such purpose.

Section 1.06.  Notices to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders, then such notification as shall be made by overnight courier at the expense of the Company shall constitute a sufficient notification for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

Section 1.07.  Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such required or governed provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 1.08.  Effect of Heading and Table of Contents.

     The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09.  Successors and Assigns.

     All covenants, agreements, representations and warranties in this Indenture by the Company, ELI and the Trustee, shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

Section 1.10.  Separability Clause.

     In case any provision in this Indenture or in the Securities
shall   be  invalid,  illegal  or  unenforceable,  the  validity,
legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, or the Holders of Securities as expressly provided herein, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.  Governing Law.

     This Indenture and each Security are being and will be executed and delivered in the State of New York, shall be deemed to be contracts made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.

Section 1.13.  Legal Holidays.

     In any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any Security, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Security) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid, and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment Payment Date or date for the payment of defaulted interest or principal, as the case may be.


                          ARTICLE TWO

                         The Securities

Section  2.01.   Form  of  Security to Be Established  by  Series
Supplemental Indenture.

     The Securities of each series shall be substantially in the form (not inconsistent with this Indenture, including Section
2.05 hereof) established in the Series Supplemental Indenture relating to the Securities of such series.

Section 2.02.  Form of Trustee's Authentication.

    The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                    ________________________________________________
                                      as Trustee


                    By______________________________________________
                                  Authorized Officer
    Dated


Section 2.03. Amount Unlimited; Issuable in Series; Limitations on Issuance.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The  Securities may be issued in one or more series.   There
shall   be   established  in  one  or  more  Series  Supplemental
Indentures, prior to the issuance of Securities of any series:

        (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities) and the form or forms of Securities of such series;

       (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.07, 2.08, 2.09, 6.06 or
      11.07  and except for Securities which pursuant to  Section
      2.04 hereof, are deemed never to have been authenticated and delivered hereunder);

       (3) the date on which the principal of the Securities of such series is payable and the date or dates on or as of which the Securities of such series shall be dated, if other than as provided in Section 2.13;

        (4) the rate at which the Securities of such series shall bear interest, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the Regular Record Date for the determination of Holders to whom interest is payable; and the basis of computation of interest, if other than as provided in Section 2.13;

       (5) if other than as provided in Section 5.02, the place or places where (1) the principal of and premium, if any, and interest on Securities of such series shall be payable,
      (2) Securities of such series may be surrendered for registration of transfer or exchange and (3) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; and, if such is the case, the circumstances under which the principal of such Securities shall be payable without presentment or surrender;

        (6) the price or prices at which, the period or periods within which, and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

        (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund, installment payment or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid in whole or in part, pursuant to such obligation;

        (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of such series shall be issuable;

        (9) any other terms of Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

        (10) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

     Concurrently with the initial authentication and delivery of the Securities of each series, the Company shall cause to be delivered to the Trustee Lessor Bonds (a) issued as separate series under one or more Lease Indentures, (b) payable as to principal on such dates and in such amounts that on the Stated Maturity of principal and each Sinking Fund Redemption Date or Installment Payment Date of such Securities there shall be payable on the Lessor Bonds an amount in respect of principal equal to the principal amount of such Securities then to mature or to be payable in installments of principal or be redeemed, (c) bearing interest at the same rate and payable at the same times, as the corresponding Securities of such series, (d) containing provisions for redemption, including redemption premiums, correlative to the provisions for redemption (other than pursuant to a Sinking Fund) of the Securities of such series and (e) registered in the name of the Trustee.

Section 2.04.  Authentication and Delivery of Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and deliver such Securities in accor dance with such Company Order, without any further action by the Company. Subject to Section 9.14(b) hereof, no Security shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, in the form provided for herein, executed manually by the Trustee and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee (and, if applicable, the Authenticating Agent) shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon:

       (a)   an executed Series Supplemental Indenture;

       (b) an Officers' Certificate of the Company (i) certifying as to resolutions of the Board of Directors of the Company authorizing the execution and delivery by the Company of such Series Supplemental Indenture and the issuance of such Securities and (ii) certifying that all conditions precedent under this Indenture to the Trustee's (or, if applicable, the Authenticating Agent's) authentication and delivery of such Securities have been complied with;

        (c) fully executed counterparts (but not the originals thereof) of (i) the Lease Indentures under which were issued the Pledged Lessor Bonds relating to the Securities of such series and (ii) the Leases relating to such Pledged Lessor Bonds;

        (d) the Pledged Lessor Bonds relating to the Securities of such series in an aggregate principal amount not less than the aggregate principal amount of such series of Securities proposed to be authenticated and delivered;

        (e) signed copies, either addressed to the Trustee or accompanied by statements that the Trustee may rely on such documents, of all certificates and opinions of counsel delivered (i) to the Company in connection with its receipt of the Pledged Lessor Bonds relating to the Securities of such series, (ii) to the Owner Trustee and/or the Lease Indenture Trustee in connection with the issuance of such Pledged Lessor Bonds, and (iii) to the extent not covered by such opinions, opinions of Counsel to the Company or ELI
      (x) to the effect that (1) the form or forms and the terms of such Securities have been established by a Series Supplemental Indenture as permitted by Sections 2.01 and
      2.03  in  conformity with the provisions of this Indenture,
      (2) such Securities, when authenticated and delivered by the Trustee (or, if applicable, the Authenticating Agent) and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (3) all requirements of the laws of the States of New York and Louisiana and of the General Corporation Law of the State of Delaware and of this Indenture, in respect of the execution and delivery by the Company of the Securities, have been complied with and (y) concerning such other matters as the Trustee may reasonably request; and

        (f) in circumstances where the Pledged Lessor Bonds relating to such series of Securities are executed and delivered for the purposes described in Section 8(f) of the Facility Lease, (i) a certificate of an independent public accountant (who shall not be an employee of the Company, or ELI or any Affiliate of either thereof) to the effect that the principal amount of Securities to be authenticated does not exceed the Undivided Interest Percentage (as defined in such Lease Indenture) of total cost (including allowance for funds used during construction, or any analogous amount, to the extent permitted by generally accepted accounting principles) of any related Capital Improvement (as defined in such Lease Indenture) financed with the proceeds of such Pledged Lessor Bonds and (ii) a certificate of an engineer, appraiser or other expert (who may be an officer or employee of ELI and who shall not be required to be independent, except as would be required by
      Section 314(d)(3) of the Trust Indenture Act) to the effect that the Undivided Interest Percentage of the fair value of any such Capital Improvement as of its respective date of incorporation or installation was not less than the Undivided Interest Percentage of the total cost (including allowance for funds used during construction, or any analogous amount, to the extent permitted by generally accepted accounting principles) of such Capital Improvement as of the date financed with the proceeds of such Pledged Lessor Bonds.

     Receipt by the Trustee of the Officers' Certificate referred to in clause (b) above shall be conclusively presumed for all purposes of this Indenture to establish that the documents referred to in such Officers' Certificate comply with the requirements of this Indenture.

     Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

Section 2.05.  Form and Denominations.

    The Securities of each series shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements thereon as may be required to comply with the rules of any securities exchange or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors of the Company or by the officers executing such Securities, as evidenced by their execution thereof.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

     In  the  absence of any provision contained  in  any  Series
Supplemental Indenture, the Securities are issuable only in denominations of $1,000 and/or any integral multiple thereof.

Section 2.06.  Execution of Securities.

     The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal affixed thereto or reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all such officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

Section 2.07.  Temporary Securities.

     Pending  the  preparation of definitive  Securities  of  any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, photocopied or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued (with or without the recital of specific redemption or sinking fund provisions) and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof.

    If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained for such purpose at the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, definitive Securities of such series of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and of like tenor.

Section 2.08.  Registration, Transfer and Exchange.

     The Company shall cause to be kept at the office of the Security Registrar a register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of registration of transfers and exchanges of Securities and, with respect to Securities of any series the principal of which is payable without presentation or surrender, the amount of the unpaid principal amount of such Securities. This register and, if there shall be more than one Security Registrar, the combined registers maintained by all such Security Registrars, are herein sometimes referred to as the "Security Register".

     Upon surrender for registration of transfer of any Security of any series at any office or agency maintained for such purpose pursuant to Section 5.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency maintained for such purpose pursuant to Section 5.02. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and Security Registrar or any transfer agent, duly executed, by the Holder thereof or his attorney duly authorized in writing.

      Except as may be otherwise provided in the Series Supplemental Indenture relating to the Securities of any series, no service charge shall be made for any transfer or exchange of Securities, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities other than exchanges pursuant to Sections 2.07, 6.06 or 11.07 not involving any transfer.

     Neither the Company, the Trustee nor the Security Registrar shall be required (i) to execute and deliver, issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 6.02 or 7.02 and ending at the close of business on the day of such mailing or
(ii) to issue, register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security selected for redemption in part.

Section 2.09.  Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Trustee, the Company and ELI (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save any of them and any agent of any of them harmless, then, in the absence of notice to the Trustee, the Company or ELI that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen security is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The  provisions  of  this Section are  exclusive  and  shall preclude  (to  the extent lawful) all other rights  and  remedies
with   respect  to  the  replacement  or  payment  of  mutilated, destroyed, lost or stolen Securities.

Section 2.10.  Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, at any Stated Maturity of an installment of interest shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or in such other manner as shall be established in a Series Supplemental Indenture creating the series of which such Security is a part.

     Any Installment Payment Amount or any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, at any Installment Payment Date or any Stated Maturity of an installment of interest, as the case may be, shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that the Company has elected to pay such defaulted interest or principal as provided in clause (a) or (b) below:

        (a) The Company may elect, which election shall be at the direction of any Owner Trustee whose Pledged Lessor Bond is in default in respect of the payment of interest or principal and which is proposing to make payment of all or part of such defaulted interest or principal, to make payment of any defaulted interest or principal to the
      Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest or principal, which shall be fixed in the following manner. Such Owner Trustee shall notify the Trustee and, if other than the Trustee, the
      Paying Agent, in writing of the amount of defaulted interest or principal proposed to be paid on each such Security and the date of the proposed payment, and at the same time there shall be deposited with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or principal, as the case may be, or there shall be made arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest or principal as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest or principal which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company, ELI and the Security Registrar of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

        (b) The Company may make, or cause to be made, payment of any defaulted Installment Payment Amount or any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities in respect of which such principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and each such Security shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

Section 2.11.  Persons Deemed Owners.

     The Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.10) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

Section 2.12.  Cancellation.

     All Securities surrendered for payment, redemption, credit against any Sinking Fund payment or registration of transfer or exchange shall, if surrendered to any Person other than the
Trustee, be delivered to the Trustee for cancellation. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, or which the Company shall not have issued, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All Securities canceled by the Trustee shall be disposed of in accordance with the customary practice of the Trustee, and the Trustee shall promptly deliver a certificate of disposition to the Company, unless, by a timely Company Order, the Company shall direct that canceled Securities be disposed of otherwise. The Trustee shall promptly deliver written evidence of any cancellation of a Security in accordance with this Section 2.12 to the Company.

Section 2.13.  Dating of Securities; Computation of Interest.

    (a)   Except as otherwise provided in the Series Supplemental
Indenture creating a series of Securities, each Security of any series shall be dated the date of its authentication.

    (b)   Except as otherwise provided in the Series Supplemental
Indenture creating a series of Securities, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section  2.14.   Source of Payments; Rights  and  Liabilities  of
Lessors,     Owner     Participants    and    Lease     Indenture
Trustees.

     Except as otherwise specifically provided in this Indenture, all payments of principal and premium, if any, and interest to be made in respect of the Securities or under this Indenture shall be made only from Pledged Property or the income and proceeds received by the Trustee therefrom. Each Holder, by its acceptance of a Security shall be deemed to have agreed that (a) it will look solely to the Pledged Property or the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided and
(b) none of any Owner Participant, any Owner Trustee, any Lease Indenture Trustee or the Trustee is liable to any Holder or, in the case of any Owner Participant, Owner Trustee or Lease
Indenture Trustee, to the Trustee for any amounts payable under any Security or, except as provided herein with respect to the Trustee, for any liability under this Indenture. No Owner Participant, Owner Trustee or Lease Indenture Trustee shall have any duty or responsibility under this Indenture or the Securities to any Holder or to the Trustee.

Section   2.15.   Application  of  Proceeds  from  the  Sale   of
Securities.

     The Company shall pay, or cause to be paid, the proceeds of the issuance and sale of the Securities of each series to each Lease Indenture Trustee under a Lease Indenture under which Pledged Lessor Bonds shall have been issued and delivered to the Trustee in connection with the issuance of such Securities, for the account of the related Owner Trustee which issued such Pledged Lessor Bonds, each such Lease Indenture Trustee to receive an amount equal to the aggregate principal amount of such Pledged Lessor Bonds issued under such Lease Indenture.

Section  2.16.   Principal Amount of Securities  Payable  Without
Presentment or Surrender.

     All references in this Indenture to the principal amount of any Security shall, when used with respect to Securities of any series the principal of which is payable without presentation or surrender, mean the unpaid principal amount thereof, except that, for purposes of Sections 2.07, 2.08, 2.09 and 6.06 of this Indenture, principal amount shall, when used with respect to any such Security, refer to the original principal amount thereof prior to the payment of any Installment Payment Amounts.
Notwithstanding  anything  herein  or  in  any  Security  to  the contrary, with respect to each Security of any series the principal of which is payable without presentation or surrender, the unpaid principal amount thereof recorded on the Security Register shall be controlling as to the remaining unpaid principal amount thereof.


                         ARTICLE THREE

               Provisions as to Pledged Property

Section 3.01.  Holding of Pledged Securities.

     The Trustee is authorized in its discretion to cause to be registered (as to principal) in its name, as Trustee, or in the name of its nominee, any and all coupon bonds which it may receive as part of the Pledged Property, or it may cause the same to be exchanged for registered bonds without coupons of any denomination. The Trustee is authorized in its discretion to cause to be registered in its name, as Trustee, or in the name of its nominee, any and all registered bonds which it may receive as part of the Pledged Property, or may cause such registered bonds to be exchanged for coupon bonds. The Company will deliver promptly to the Trustee such documents, certificates and opinions as the Trustee may reasonably request in connection with subjection of any securities to the lien of this Indenture to the extent contemplated hereby.

Section 3.02.  Disposition of Payments on Pledged Property.

    Unless and until all Outstanding Securities have been paid in full or provision for the payment of such Securities has been made in accordance with this Indenture, the Trustee shall be entitled to receive all principal, premium, if any, and interest paid in respect of any Pledged Lessor Bonds and interest paid on bonds or other obligations or indebtedness which may be subject to the lien of this Indenture and shall apply the same to the payment of the principal of and premium, if any, and interest on the Securities when and as they become due and payable pursuant to, and in accordance with, this Indenture. The Trustee shall duly note on the schedules attached to the Pledged Lessor Bonds or by other appropriate means all payments of principal, premium, if any, and interest made on the Pledged Lessor Bonds.

Section 3.03.  Exercise of Rights and Powers Under Pledged Lessor
Bonds and Lease Indentures.

     The Trustee shall not take any action as the holder of the Pledged Lessor Bonds to direct any Lease Indenture Trustee in any respect or to vote any Pledged Lessor Bond or any portion thereof except as specified in this Section. The Trustee shall give notice to the Holders of the occurrence of any event of default or default under any Lease Indenture, and of every Event of Loss, Deemed Loss Event or Financial Event occurring under a Lease (as such terms are therein defined), but only to the extent the same shall actually be known by a Responsible Officer. The Trustee may, at any time, and shall, upon the written request of any Lease Indenture Trustee made to the Trustee to give any direction or to vote its interest in the Pledged Lessor Bonds, request from Holders directions as to (a) whether or not to direct such Lease Indenture Trustee to take or refrain from taking any action which holders of Pledged Lessor Bonds have the option to direct and (b) how to vote any Pledged Lessor Bond if a vote has been called for with respect thereto. In addition, any Holder may at any time request the Trustee to direct, or to participate in the direction of, any action under any Lease Indenture to the extent that the Trustee may do so under such Lease Indenture. Upon receiving from Holders any written directions as to the taking or the refraining from taking, of any action, or the voting of any Pledged Lessor Bond, the Trustee shall specify to the related
Lease Indenture Trustee the principal amount of the Pledged Lessor Bond which is in favor of the action or vote, the principal amount of the Pledged Lessor Bond which is opposed to the action or vote, and the principal amount of the Pledged Lessor Bond which is not taking any position for the action or vote. Such principal amounts shall be determined by allocating to the total principal amount of the Pledged Lessor Bonds with respect to which direction is to be given the proportionate principal amount of Securities taking corresponding positions or not taking any position, based on the aggregate principal amount of Outstanding Securities.

Section 3.04.  Certain Actions in Case of Judicial Proceedings.

     In case all or any part of the property of any Lessor or any other Person which may be deemed an obligor in respect of the Pledged Lessor Bonds shall be sold at any judicial or other involuntary sale, the Trustee shall receive any portion of the proceeds of such sale payable in respect of the Pledged Property, and such proceeds shall be held as provided in Section 3.05.

Section 3.05.  Cash Held by Trustee Treated as a Deposit.

     Any and all cash held by the Trustee under any provision of this Indenture shall be treated by the Trustee, until required to be paid out hereunder, as a deposit, in trust, without any liability for interest.


                          ARTICLE FOUR

                    Withdrawal of Collateral

Section 4.01.  Withdrawal of Collateral.

     Except as provided in Section 4.02, none of the Pledged Property shall be subject to withdrawal unless and until all Outstanding Securities have been paid in full or provision for such payment has been made in accordance with the terms of this Indenture and the Trustee shall have received the documents and opinions required by Section 4.02 or Article Twelve.

Section 4.02.  Reassignment of Pledged Lessor Bonds upon Payment.

     Upon receipt of payment in full of the principal of and premium, if any, and interest on any Pledged Lessor Bond held by the Trustee, the Trustee shall deliver to the Company said Pledged Lessor Bond and any instrument of transfer or assignment necessary to reassign to the Company said Pledged Lessor Bond and the interest of the Company, if any, in the Lease Indenture relating thereto; provided, however, that nothing herein contained shall prevent the Trustee from presenting any Pledged Lessor Bond to the related Lease Indenture Trustee for final payment in accordance with the applicable provisions of the related Lease Indenture.


                          ARTICLE FIVE

                           Covenants

Section  5.01.   Payment  of  Principal,  Premium,  if  any,  and
Interest.

     The Company shall duly and punctually pay, or cause to be paid, the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture, subject, however, to Section 2.14 hereof.

Section 5.02.  Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, The City of New York, and in such other Places of Payment as shall be specified for the Securities of any series, an office or agency where Securities may be presented or surrendered for payment of principal, premium, if any, and interest, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of Securities and this Indenture may be served. The Corporate Trust Office is hereby initially designated as one such office or agency. The Company will give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.06, of the location, and of any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such office or agency, or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.06, of any such designation or rescission and of any change in the location of any such other office or agency.

Section 5.03.  Money for Security Payments to be Held in Trust.

     All moneys deposited with the Trustee or with any Paying Agent for the purpose of paying the principal of or premium (if any) or interest on Securities shall be deposited and held in trust for the benefit of the Holders of the Securities entitled to such principal, premium (if any) or interest, subject to the provisions of this Indenture. Moneys so deposited and held in trust shall not be a part of the Pledged Property but shall constitute a separate trust fund for the benefit of the Holders of the relevant Securities.

    The Company may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or premium, if any, or interest on any Security and remaining unclaimed for two years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (to the extent such monies shall have been deposited by the Company) or to any other Person on its written request (to the extent such monies shall have been deposited by such other Person), and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or such other Person, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company or, to the extent such monies are to be paid to another Person, such other Person, cause to be published once, in an Authorized Newspaper in The City of New York and each other city, if any, in which a Place of Payment is located, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or such other Person. As used herein, "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in The City of New York and each other city, if any, in which a Place of Payment is located. In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as herein provided, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice.

Section 5.04.  Maintenance of Corporate Existence.

    The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in this Indenture, provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not have any material adverse effect on the Holders of the Securities.

Section 5.05.  Protection of Pledged Property.

     The Company and ELI will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments as shall be necessary to

      (i) make more effective the pledge and assignment hereunder of all or any portion of the Pledged Property,

      (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof,

      (iii)      perfect,  publish  notice  of  or  protect   the
      validity of any grant made or to be made by this Indenture,

      (iv) enforce any of the Securities, or

      (v) preserve and defend title to any Securities or other instrument included in the Pledged Property and the rights of the Trustee, and of the Holders, in such Securities or other instrument against the claims of all persons and parties.

Each of the Company and ELI hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section and provided to it for its execution. The Trustee shall have no duty to monitor the necessity of filing any such financing statement, continuation statement or other instrument referred to in this Section.

Section 5.06.  Opinions as to Pledged Property.

     Promptly after the execution and delivery of this Indenture and of each Series Supplemental Indenture or other supplemental indenture or other instrument of further assurance, the Company shall furnish to the Trustee such Opinion or Opinions of Counsel as the Trustee may reasonably request stating that, in the opinion of such Counsel, this Indenture and all such Series Supplemental Indentures, other supplemental indentures and other instruments of further assurance have been properly recorded, filed, re-recorded and re-filed to the extent necessary to make effective the lien intended to be created by this Indenture, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are then necessary fully to preserve and protect the rights of the Holders and the Trustee, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien effective.

    On or before May 1, in each calendar year, beginning with the first calendar year commencing more than three months after the date of authentication and delivery of any Securities, the Company shall furnish to the Trustee such Opinion or Opinions of Counsel as are reasonably satisfactory to the Trustee, either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is then necessary to maintain the lien and security interest created by this Indenture with respect to the Pledged Property and reciting the details of such action or stating that, in the opinion of such Counsel, no such action is then necessary to maintain such lien and security interest. Such Opinion or Opinions of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any Series Supplemental Indenture and any other requisite documents and the execution and filing of and financing statements and continuation statements that will, in the opinion of such Counsel, be required to maintain the lien of this Indenture with respect to the Pledged Property until in the following calendar year.

Section 5.07.  Performance of Obligations.

     Neither the Company nor ELI will take or omit to take any action the taking or omission of which would release any Person from any of such Person's covenants or obligations under instruments included in the Pledged Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effective ness of, any such instrument, except as expressly provided in this Indenture or such instrument.

Section 5.08.  Negative Covenants.

     During such time as any Security issued hereunder is Outstanding, the Company will not:

       (a)   sell, transfer, exchange or otherwise dispose of any
      portion   of  the  Pledged  Property  except  as  expressly
      permitted by this Indenture;

        (b) (i) engage in any business or activity (A) other than in connection with, or relating to, the issuance of Securities pursuant to this Indenture and application of the proceeds thereof as herein provided or (B) which would cause the Company to be an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (ii) amend Article Third, Fourth or Sixth of its Certificate of Incorporation as in effect on the date of execution and delivery of this Indenture; notwithstanding the foregoing, however, the Company may, with respect to the Securities of one or more series enter into credit or liquidity support facilities (including, but without limitation, bank letters of credit, bank lines of credit, surety bonds and bonds of insurance);

         (c)     issue   bonds,  notes  or  other  evidences   of
      indebtedness other than (A) Securities issued hereunder  or
      (B) evidences of indebtedness permitted by clause (b) above;

         (d)   assume or guarantee any indebtedness of any Person;

         (e)   dissolve or liquidate in whole or in part;

         (f) take any action which would (i) permit the validity or effectiveness of this Indenture or the pledge and assignment of any of the Pledged Property to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant or obligation under this Indenture, (ii) permit any lien, charge, security, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Pledged Property; or

         (g) institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of the foregoing.

Section 5.09.  Annual Statement as to Compliance.

     (a) Each of ELI and the Company shall deliver to the Trustee, not less often than annually, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of its compliance with all conditions and covenants under this Indenture. For purposes of this paragraph (a), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     (b) Each of ELI and the Company shall deliver to the Trustee, promptly after having obtained knowledge thereof, written notice of any Event of Default under Section 8.01 or event which with the giving of notice or lapse of time, or both, would become an Event of Default.

Section  5.10.   Delivery of Certificate  of  Independent  Public
Accountant.

      ELI shall cause to be delivered to the Trustee any certificate of an independent certified public accountant (who shall not be an employee of the Company, ELI or any Affiliate of either of them) delivered to any Lease Indenture Trustee pursuant to Section 11.01(a) of any Lease Indenture.

Section 5.11.  Delivery of Certificate of Engineer, Appraiser  or
Other Expert.

     In connection with any release from the security and other interest created by any Lease Indenture of a portion of the Lease Indenture Estate (as defined in such Lease Indenture) pursuant to
Section  13.01  and  13.02 of such Lease Indenture,  at  its  own expense ELI shall cause to be delivered to the Trustee a certificate of an engineer, appraiser or other expert as to the fair value of any portion of the Lease Indenture Estate to be released from the lien of such Lease Indenture and such certificate shall state that in the opinion of the Person making the same the proposed release will not impair the security under such Lease Indenture in contravention of the provisions thereof. If the fair value of the portion of the Lease Indenture Estate to be released and all other portions of the Lease Indenture Estate released since the commencement of the then current calendar year, as set forth in the certificate required pursuant to this
Section 5.11, is 10% or more of the aggregate principal amount of Securities at the time Outstanding, such certificate shall be made by an independent engineer, appraiser or other expert; provided, however, that a certificate of an independent engineer, appraiser or other expert shall not be required in the case of any release of portions of the Lease Indenture Estate if the fair value thereof as set forth in the certificate or opinion required by this Section 5.11 is less than $25,000 or less than 1% of the aggregate principal amount of Securities at the time Outstanding.


                          ARTICLE SIX

                    Redemption of Securities

Section 6.01.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity of principal shall be redeemable in accordance with their terms and (except as otherwise specified in the Series Supplemental Indenture creating such series) in accordance with this Article.

Section 6.02.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities otherwise than through a Sinking Fund shall be evidenced by a Company Order. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), deliver to the Trustee a Company Order specifying such Redemption Date and the series and principal amount of Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition. The election by ELI to terminate a Lease pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, shall constitute an election by the Company to redeem Securities (but shall not relieve the Company of its obligation hereunder to deliver to the Trustee the Company Order herein provided for) subject, however, except in the case of a termination pursuant to
Section 14 of such Lease, to the right of ELI to assume the Lessor Bonds related to such Lease on the Lease termination date, in which event there shall be no redemption of Securities solely as a consequence of such termination.

Section 6.03.  Selection by Trustee of Securities to be Redeemed.

     (a) If any Lease is to be terminated pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and all Lessor Bonds issued under the related Lease Indenture are to be prepaid, the Company shall redeem Securities which (i) are of the series corresponding to the series of Pledged Lessor Bonds to be so prepaid and (ii) have amounts of principal payable on Stated Maturities and Sinking Fund Redemption Dates or Installment Payment Dates which correspond to the amounts and dates for the payment of the principal of such Pledged Lessor Bonds plus any accrued interest to the Redemption Date, such redemption of Securities to be made on the date on which such Lessor Bonds are to be so prepaid.

     (b) If less than all the Securities are to be redeemed otherwise than as contemplated in subsection (a) of this Section
6.03 and otherwise than through a Sinking Fund, the particular Securities to be redeemed shall be selected from the series and Stated Maturities, and in the principal amounts, designated to the Trustee in the Company Order required by Section 6.02.

     (c) Subject to the provisions of subsections (a) and (b) of this Section 6.03, if less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot in such manner as shall provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of
the   principal  amount  of  Securities  of  such  series  of   a
denomination larger than the minimum authorized denomination for Securities of such series except as otherwise specified in the Series Supplemental Indenture creating such series; provided, however, that if the Company, ELI or an Affiliate or nominee of either thereof shall be the Holder of Securities of any series to be redeemed through a Sinking Fund, the Trustee, if so directed in a Company Order or ELI Order, as the case may be, shall first select such Securities for redemption. Any such Company Order or ELI Order shall state that such redemption is in accordance with
Section 9(b)(3)(iv) of each Participation Agreement.

     If  more  than  one  Lease is to be terminated  pursuant  to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and the Lessor Bonds relating to each such Lease are to be prepaid on the same date, the Trustee shall separately designate the Securities to be redeemed in respect of each such Lease termination.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 6.04.  Notice of Redemption.

     Notice of redemption (including Sinking Fund redemption) shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date.

    All notices of redemption shall state:

       (a)   the Redemption Date,

       (b)   the Redemption Price,

       (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed, including the series and Stated Maturity of principal, and the portion of the principal amount of any Security to be redeemed in part,

        (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

        (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

        (f) that the redemption is pursuant to the operation of a Sinking Fund, if such is the case.

     With respect to any notice of redemption of Securities otherwise than through a Sinking Fund, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 12.01, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Securities and that if such money shall not have been so received, such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

     Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 6.05.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest) such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 2.10.

Section 6.06.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE SEVEN

                         Sinking Funds

Section 7.01.  Applicability of Article.

     The  provisions of this Article shall be applicable  to  any sinking  fund for the retirement of the Securities of any  series
except   as   otherwise  specified  in  the  Series  Supplemental
Indenture creating the Securities of such series.

Section 7.02.  Sinking Funds for Securities.

     Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Securities of the series created thereby (herein called a "Sinking Fund") in accordance with which the Company will be required to redeem on the dates set forth therein (hereinafter called "Sinking Fund Redemption Dates") Securities of principal amounts set forth therein (hereinafter called "Sinking Fund Requirements").

    If there shall have been a redemption, otherwise than through a Sinking Fund, of less than all the Securities of a series to which a Sinking Fund is applicable (such redeemed Securities being hereinafter called the "Redeemed Securities"), the Sinking Fund Requirements relating to the Securities of such series for each Sinking Fund Redemption Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (A) the product of (w) the principal amount of the Redeemed Securities and (x) such
Sinking Fund Requirement by (B) the sum of (y) the aggregate principal amount of Securities of such series then Outstanding (after giving effect to such redemption) and (z) the principal amount of such Redeemed Securities; provided, however, that the remaining Sinking Fund Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of the minimum authorized denomination for Securities of such series, subject to necessary adjustment so that the aggregate principal amount of such satisfaction of Sinking Fund Requirements shall be equal to the aggregate principal amount of such Redeemed Securities, such adjustment to such Sinking Fund Requirements to be made in the inverse order of the respective Sinking Fund Redemption Dates corresponding thereto and; provided, further, that, notwithstanding the provisions of the foregoing proviso, any such adjustment shall be made in a manner such that, after giving effect thereto, the provisions of clause
(b) of the last paragraph of Section 2.03 hereof shall continue to be complied with.

     Particular Securities to be redeemed through a Sinking Fund shall be selected in the manner provided in Section 6.03, and notice of such redemption shall be given in the manner provided in Section 6.04.


                         ARTICLE EIGHT

                  EVENTS OF DEFAULT; REMEDIES

Section 8.01.  Events of Default.

     "Events of Default", wherever used herein, means any one of the following events:

        (a) failure to pay any interest on any Security when it becomes due and payable, and the continuation of such failure for a period of 10 days; or

        (b) failure to pay principal of or premium, if any, on any Security when it becomes due and payable, whether at its Stated Maturity of principal, on any applicable Redemption Date or Installment Payment Date or at any other time, and the continuation of such failure for a period of 10 days; or

        (c) failure on the part of either the Company or ELI to perform or observe any covenant or agreement herein to be performed or observed by it, and the continuation of such failure for a period of 30 days after notice thereof shall have been given to the Company or ELI, as the case may be, by the Trustee, or to the Company or ELI, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided, however, that the continuation of such failure for a period of 30 days or more after such notice has been so given (but in no event for a period which is greater than one year after such notice has been given) shall not constitute an Event of Default if (i) such failure can be remedied but cannot be remedied within such 30 days, (ii) the Company or ELI, as the case may be, is diligent in pursuing a remedy of such failure and (iii) such failure does not impair in any respect the lien and security interest created hereby; or

        (d) the occurrence of an "Event of Default" under any Lease Indenture; or

        (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the United States Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order unstayed and in effect for a period of 75 consecutive days; or

        (f) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section   8.02.    Acceleration  of  Maturity;   Rescission   and
Annulment.

    Upon the occurrence of an Event of Default, (a) if such Event of Default is one referred to in clause (a), (b), (c), (e) or (f) of Section 8.01, the Trustee may, and upon the direction of the Holders of not less than a majority in principal amount of the Securities Outstanding, shall, and (b) if such Event of Default is the one referred to in clause (d) of Section 8.01 (including without limitation an event of default under any Lease which has resulted in an Event of Default referred to in clause (a) or (b) of Section 8.01) under circumstances in which the related Pledged Lessor Bonds have been declared immediately due and payable, the Trustee, shall declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company and ELI, and upon any such declaration such principal shall become immediately due and payable; provided that no such declaration shall be made (and no action under Section 8.03 or 8.05 shall be taken) in cases in which the Event of Default is one referred to in clause (a) or (b) of Section 8.01 which resulted directly from a failure of ELI to make any payment of rent under any Lease until such time as the Lessor under such Lease has been given the opportunity to exercise its rights under
Section 7.16 of the related Lease Indenture.

    At any time after such a declaration of acceleration has been made and before any sale of the Pledged Property, or any part thereof, shall have been made pursuant to any power of sale as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

        (1) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

              (A) all overdue installments of interest on all Securities,

              (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

              (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

       (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in
      Section 8.08.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     If a declaration of acceleration shall have been rescinded and annulled as provided in the next preceding paragraph, and if, prior to such rescission and annulment, the maturity of the Pledged Lessor Bonds issued under any Lease Indenture had been accelerated as a result of an "Event of Default" thereunder, the Trustee, as the holder of such Pledged Lessor Bonds, shall direct the Lease Indenture Trustee under such Lease Indenture to rescind and annul such acceleration of such Pledged Lessor Bonds and to terminate any proceedings to enforce remedies under such Lease Indenture and the related Lease.

Section  8.03.   Trustee's  Power of Sale  of  Pledged  Property;
Notice Required; Power to Bring Suit.

    If an Event of Default shall have occurred and be continuing, subject to the provisions of Sections 8.06 and 8.07 and the proviso to the first paragraph of Section 8.02, the Trustee, by such officer or agent as it may appoint, may:

        (1) sell, to the extent permitted by law, without recourse, for cash or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee in its discretion may determine, the Pledged Property as an entirety, or in any such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Holders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Securityholders, at public or private sale; and/or

       (2) proceed by one or more suits, actions or proceedings at law or in equity or otherwise or by any other appropriate remedy to enforce payment of the Securities or Pledged Lessor Bonds, or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction, or by the enforcement of any such other appropriate legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its rights or powers or any of the rights or powers of the Holders.

    In the event that the Trustee shall deem it advisable to sell any or all of the Pledged Property in accordance with the provisions of this Section, the Company and ELI agree that if registration of any such Pledged Property shall be required, in the opinion of counsel for the Trustee, under the Securities Act of 1933, as amended, or other applicable law, and regulations promulgated thereunder, and if ELI shall not effect, or cause to be effected, such registration promptly, the Trustee may sell any such Pledged Property at a private sale, and no Person shall attempt to maintain that the prices at which such Pledged Property is sold are inadequate by reason of the failure to sell at public sale, or hold the Trustee liable therefor.

Section 8.04.  Incidents of Sale of Pledged Property.

    Upon any sale of all or any part of the Pledged Property made either under the power of sale given under this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, the following shall be applicable:

        (1) Securities Due and Payable. The principal of and premium, if any, and accrued interest on the Securities, if not previously due, shall immediately become and be due and payable.

        (2) Trustee Appointed Attorney of Company to Make Conveyances. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the property thus sold, and for that purpose the Trustee may
      execute   all  such  documents  and  instruments  and   may
      substitute one or more persons with like power. The Company hereby ratifies and confirms all that its said attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof.

        (3) Company to Confirm Sales and Conveyances. If so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment, conveyance or transfer and releases as may be designated in any such request.

         (4) Holders and Trustee May Purchase Pledged Property. Any Holder or the Trustee may bid for and purchase any of the Pledged Property and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such Pledged Property in his or its own absolute right without further accountability.

         (5)    Purchaser at Sale May Apply Securities to Purchase
      Price.   Any purchaser at any such sale may, in paying  the
      purchase   price,  deliver  any  of  the  Securities   then
      Outstanding in lieu of cash and apply to the purchase price the amount which shall, upon distribution of the net proceeds of such sale, after application to the costs of the action and any other sums which the Trustee is authorized to deduct under this Indenture, be payable on such Securities so delivered in respect of principal, premium, if any, and interest. In case the amount so payable on such Securities shall be less than the amount due thereon, duly executed and authenticated Securities shall be delivered in exchange therefor to the Holder
      thereof  for  the  balance  of  the  amount  due  on   such
      Securities so delivered by such Holder.

         (6)   Receipt of Trustee Shall Discharge Purchaser.   The
      receipt of the Trustee or of the officer making such sale under judicial proceedings shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or his personal representative or assigns shall not be obliged to see to the application of such purchase
      money,   or  be  in  any  way  answerable  for  any   loss,
      misapplication or non-application thereof.

         (7) Sale To Divest Rights of Company in Property Sold. Any such sale shall operate to divest the Company of all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the Pledged Property so sold, and shall be a perpetual bar both at law and in equity or otherwise against the Company, and its successors and assigns, and any and all persons claiming or who may claim the Pledged Property sold or any part thereof from, through or under the Company, or its successors and assigns.

         (8)    Application  of Moneys Received  upon  Sale.   Any
      moneys collected by the Trustee upon any sale made either under the power of sale given by this Indenture or under
      judgment   or  decree  in  any  judicial  proceedings   for
      foreclosure or otherwise for the enforcement of this Indenture, shall be applied as provided in Section 8.12.

Section 8.05.  Judicial Proceedings Instituted by Trustee.

    (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of any Security at its Stated Maturity or upon Sinking Fund redemption, declaration of accelera tion or otherwise,or if there shall be a failure to pay the premium, if any, or interest on any Security when the same becomes due and payable, then the Trustee, if any such failure shall continue for 15 days, in its own name, and as trustee of an express trust, shall be entitled, and empowered subject to the proviso to the first paragraph of Section 8.02, to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Security holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the lien hereof.

     (b) Trustee May Recover Unpaid Indebtedness after Sale of Pledged Property. In the case of a sale of the Pledged Property and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of, and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

     (c) Recovery of Judgment Does Not Affect Lien of this Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Pledged Property, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Pledged Property, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers and remedies shall continue unimpaired as before.

     (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Holders, or in any one or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium, if any, or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Company or any obligor on the Securities (within the meaning of the TIA), the creditors of the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor, and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (it being agreed by the parties hereto that such amounts shall be considered administrative expenses for the purposes of any bankruptcy proceeding). The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against the Company or any such obligor, the Pledged Property or any other property of the Company or any such obligor allowed in any such proceeding and
(iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Securityholder. Any moneys collected by the Trustee under this Section shall be applied as provided in
Section 8.12.

     (e) Trustee Need Not Have Possession of Securities. All rights of action and of asserting claims under this Indenture or under any of the Securities enforceable by the Trustee may be enforced by the Trustee without possession of any of such Securities or the production thereof at the trial or other proceedings relative thereto.

     (f) Suit To Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

     (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have proceeded to enforce any right under this Indenture by suit, foreclosure or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then in every such case, the Company, ELI and the Trustee shall be restored without further act to their respective former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceedings had been taken.

Section  8.06.   Holders  May Demand  Enforcement  of  Rights  by
Trustee.

     If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of security or indemnity as provided in Section 9.03(e), but subject in all cases to the provisions of Section 3.03 and the proviso to the first paragraph of Section 8.02, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or premium (if any) or interest on the Securities or Pledged Lessor Bonds or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Securityholders, or, in case such Securityholders shall have requested a specific method of enforce ment permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

Section 8.07.  Control by Holders.

     The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

        (2)   the Trustee may take any other action deemed proper
      by   the  Trustee  which  is  not  inconsistent  with  such
      direction.

Section 8.08.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except that only the Holders of all Securities affected thereby may waive a default

        (1) in the payment of the principal of or premium, if any, or interest on such Securities or

        (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.09.  Proceedings Instituted by Holder.

     A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

        (1) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

        (2) the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.03(e);

        (3)    the  Trustee shall have refused  or  neglected  to
      institute any such action, suit or proceeding for  60  days
      after  receipt  of  such  notice,  request  and  offer   of
      indemnity; and

        (4)   no direction inconsistent with such written request
      has been given to the Trustee during such 60-day period  by
      the   Holders  of  a  majority  in  principal   amount   of
      Outstanding Securities.

     It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Securities to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject thereto or the rights of the Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

Section 8.10.  Undertaking To Pay Court Costs.

     All parties to this Indenture, and each Holder by his acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any of the Securities, on or after the respective due dates expressed therein.

Section  8.11.   Right of Holders To Receive Payment  Not  To  Be
Impaired.

     Anything in this Indenture to the contrary notwithstanding, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 8.12.  Application of Moneys Collected by Trustee.

    Any moneys collected or to be applied by the Trustee pursuant to this Article, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities (other than moneys at the time required to be held for the payment of specific Securities at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such moneys on account of principal, premium, if any, or interest upon presentation of the several Outstanding Securities, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

        First: to the payment of all taxes, assessments or liens prior to the Lien of this Indenture, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Pledged Property and of any sale thereof pursuant to the provisions of this Article and of the enforcement of any remedies hereunder or under any Lease Indenture, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.07, or through the Trustee by any Holder or Holders;

         Second: in case the principal of the Outstanding Securities or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the installments of such interest, with interest at the rates specified in the respective Securities in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the overdue installments thereof;

        Third: in case the principal of any of but not all the Outstanding Securities shall have become due at their Stated Maturities, on a Redemption Date or otherwise, first to the payment of accrued interest in the order of the maturity of the installments thereof with interest at the respective rates specified in the Securities in respect of payments on overdue principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest, and next to the payment of the principal of all Securities then due;

        Fourth: in case the principal of all the Outstanding Securities shall have become due at their Stated Maturities, by declaration, on a Redemption Date or otherwise, to the payment of the whole amount then due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, together with interest at the respective rates specified in the Securities in respect of overdue payments on principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) on overdue installments of interest; and

        Fifth: in case the principal of all the Securities shall have become due at their Stated Maturities, by declaration, upon redemption or otherwise, and all of such Securities shall have been fully paid, together with all interest (including any interest on overdue payments) and premium, if any, thereon, any surplus then remaining shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments to be made pursuant to this Section shall be made ratably to the persons entitled thereto, without discrimination or preference.

Section 8.13.  Securities Held by Certain Persons Not To Share in
Distribution.

    Any Securities actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, ELI, or any Affiliate of either thereof shall not be entitled to share in any payment or distribution provided for in this Article until all Securities held by other Persons have been paid in full and all amounts owing to the Trustee (including without limitation, fees and expenses of its counsel) pursuant to the Indenture or otherwise have been paid in full.

Section 8.14.  Waiver of Appraisement, Valuation, Stay, Right  to
Marshalling.

     To the extent it may lawfully do so, each of the Company and ELI, for itself and for any Person who may claim through or under it, hereby:

        (1) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder
      (i) the performance or enforcement or foreclosure of this Indenture, (ii) the sale of any of the Pledged Property or
      (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof:

       (2)   waives all benefit or advantage of any such laws;

       (3)    waives and releases all rights to have the Pledged
      Property marshalled upon any foreclosure, sale or other enforcement of this Indenture; and

        (4) consents and agrees that all the Pledged Property may at any such sale be sold by the Trustee as an entirety.

Section  8.15.   Remedies Cumulative; Delay  or  Omission  Not  a
Waiver.

     Every remedy given hereunder to the Trustee or to any of the Holders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may now or hereafter be given by statute, law, or equity or otherwise, in its absolute discretion. No course of dealing between the Company or ELI and the Trustee or the Holders or any delay or omission of the Trustee or of any Holder to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the Trustee or of the Holders or acquiescence therein, and, subject to the provisions of Section 8.07, every right, remedy and power given by this Article to the Trustee or to the Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders.


                          ARTICLE NINE

                          The Trustee

Section 9.01.  Certain Duties and Responsibilities.

    (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act.

     (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 9.02.  Notice of Defaults.

     In addition to its obligation to give notice to Holders as provided in Section 3.03, the Trustee shall give the Holders notice of default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 8.01(c) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 9.03.  Certain Rights of Trustee.

     Subject to the provisions of Section 9.01 and to the applicable provisions of the Trust Indenture Act:

       (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Company or ELI mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or an ELI Request or ELI Order, in the case of a request or direction of either the Company or ELI, as the case may be, and any resolution of the Board of Directors of the Company or ELI may be sufficiently evidenced by a Board Resolution of the Company or ELI, as the case may be;

       (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company or ELI;

        (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction;

        (f)    the  Trustee  shall  not  be  bound  to  make  any
      investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or ELI, personally or by agent or attorney at the sole cost and expense of the Company or ELI, as the case may be;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

        (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust & Agency Group of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities; and

        (i) In the event that the Trustee is also acting as Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Nine shall also be afforded to such Paying Agent or Security Registrar.

Section  9.04.   Not  Responsible for  Recitals  or  Issuance  of
Securities.

     The recitals contained herein and in the Securities, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Pledged Property or the Securities, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 9.05.  May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company or ELI, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.08 and 9.13, may otherwise deal with the Company and ELI with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 9.06.  Funds May Be Held by Trustee or Paying Agent.

     Any monies held by the Trustee or the Paying Agent hereunder as part of the Pledged Property may, until paid out by the Trustee or the Paying Agent as herein provided, be carried by the Trustee or the Paying Agent on deposit with itself, and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies.

Section  9.07.   Compensation and Reimbursement  of  Trustee  and
Authorized Agents.

     Each of the Company and ELI shall be liable, jointly and severally, to:

       (a) pay, or cause to be paid, to each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof) from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof) upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

        (c) indemnify, or cause to be indemnified, each of the Trustee, any predecessor Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by
      Section 9.15 hereof) for, and hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust under Section 12.03.

Section 9.08.  Disqualification; Conflicting Interests.

    If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture.

Section 9.09.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be:

       (a) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

        (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon such Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 9.10  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company and ELI. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, ELI and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding
Securities, delivered to the Trustee, the Company and ELI.

    (d)   If at any time:

      (i)  the  Trustee  shall fail to comply with  Section  9.08 after written request therefor by any Owner Trustee, the Company, ELI or by any Holder who has been a bona fide
      Holder of a Security for at least six months, or

      (ii)  the Trustee shall cease to be eligible under  Section
      9.09 and shall fail to resign after written request therefor by any Lessor or by any such Securityholder, or

      (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) ELI, acting after consultation with the Company, may remove the Trustee by Board Resolution or (ii) subject to Section 8.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, ELI, acting after consultation with the Company, shall promptly appoint by Board Resolution a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company, ELI and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by ELI. If no successor Trustee shall have been so appointed by ELI, acting after consultation with the Company, or by the Holders, and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) No Trustee under the Indenture shall be personally liable for any action or omission of any successor Trustee.

Section 9.11.  Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, ELI and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of any Owner Trustee, the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.07. Upon request of any such successor Trustee, ELI and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 9.12.  Merger, Conversion, Consolidation or Succession to
Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenti cated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section  9.13.   Preferential Collection of  Claims  against  any
Obligor.

     If the Trustee shall be or become a creditor of any obligor (within the meaning of the Trust Indenture Act) upon the
Securities,  the  Trustee  shall  be  subject  to  any  and   all
applicable provisions of the Trust Indenture Act regarding the collection of claims against such obligor.

Section 9.14.  Authorized Agents.

     (a) There shall at all times hereunder be a Paying Agent authorized by the Company to pay the principal of and premium, if any, and interest on any Securities and a Security Registrar for the purpose of registration of transfer and exchange of Securities. The Trustee is hereby initially appointed as Paying Agent and Security Registrar hereunder.

     The Company may appoint one or more Paying Agents. Any Paying Agent (other than one simultaneously serving as the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

        (1) hold all sums held by it for the payment of principal of and premium, if any, and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (2) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
      Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, The City of New York, for the account of the Trustee.

     (b) In addition, at any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.09, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent with respect to the Securities of one or more series shall be made pursuant hereto, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                         _______________________________________
                               As Trustee


                         By____________________________________
                              As Authenticating Agent


                         By____________________________________
                                Authorized Signatory


     (c) Any Authorized Agent shall be (i) acceptable to the Company and ELI, (ii) a bank or trust company, (iii) a corporation organized and doing business under the laws of the United States or of any State, Territory or the District of Columbia, with a combined capital and surplus of at least $50,000,000, and (iv) authorized under such laws to exercise corporate trust powers, subject to supervision or examination by federal or state authorities. If such Authorized Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section.

     (d) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

     (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, ELI and the Company. The Company may, and at the request of the Trustee or ELI shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents approved by the Trustee and ELI to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Security Register. In the event that an Authorized Agent shall resign or be removed, or be dissolved, or if the property or affairs of such Authorized Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed such Authorized Agent's successor or successors, the Trustee shall ipso facto be deemed to be such Authorized Agent for all purposes of this Indenture until the Company appoints a successor or successors to such Authorized Agent.

Section 9.15.  Co-Trustee or Separate Trustee.

     (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the lien hereof, or the Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of Holders, or the Holders of a majority in principal amount of Outstanding Securities shall in writing so request, the Trustee, the Company and ELI shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Trustee either to act as co-trustee or co-trustees of all or any part of the Pledged Property jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such property. In the event ELI and the Company shall have not joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Trustee so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this Section without the concurrence of ELI or the Company; and ELI and the Company each hereby appoint the Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies.

    (b) Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and such additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

       (1) the Securities shall be authenticated and delivered, and all powers duties, obligations and rights conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities, shall be exercised, solely by the Trustee, unless otherwise expressly permitted by the terms hereof;

       (2) all rights, powers, duties and obligations conferred or imposed upon the Trustee (other than those referred to in the preceding clause (1)), shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

        (3) no power given hereby to, or which it is provided hereby may be exercised by, any such additional trustee or trustees, shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

        (4) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

       (5) ELI, the Company and the Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, as the case may be, anything herein contained to the contrary notwithstanding; provided, however, that if ELI, the Company and the Trustee remove any such additional trustee which has been appointed at the request of the
      Holders pursuant to clause (a) above, then such parties shall appoint a successor or successors to such additional trustee so removed unless the Holders of a majority in principal amount of Outstanding Securities shall have agreed in writing that no such successor or successors need be appointed. In the event that ELI and the Company shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Trustee to do so, the Trustee shall have the power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of ELI and the Company, each hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Trustee alone shall have appointed an additional trustee or trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or co-trustee, the successor to any such trustee or co-trustee so removed, to be appointed by ELI, the Company and the Trustee, or by the Trustee alone, as hereinbefore in this Section provided.


                          ARTICLE TEN

                   Holders' Lists and Reports
                       by Trustee and ELI

Section  10.01.   ELI to Furnish Trustee Names and  Addresses  of
Holders.

     Semiannually, not later than March 31 and September 30 in each year, commencing March 31, 1998 and at such other times as the Trustee may request in writing, ELI shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information to be preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that so long as the Trustee is the sole Security
Registrar, or is otherwise furnished a copy of the Security Register, no such list need be furnished by ELI.

Section 10.02.  Reports by Trustee and ELI.

     If required by Section 313 (a) of the Trust Indenture Act, within thirty days after December 1 in each year commencing December 1, 1997, the Trustee shall transmit to the Holders and the Commission a report with respect to any events described in
Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and ELI shall file with the Trustee and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.


                         ARTICLE ELEVEN

              Supplemental Indentures; Amendments

Section  11.01.   Supplemental  Indentures  Without  Consent   of
Holders.

     Without the consent of the Holders of any Securities, ELI, when authorized by a Board Resolution, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (a "Series Supplemental Indenture" in the case of item (a) below), in form satisfactory to the Trustee, for any of the following purposes:

       (a) to establish the form and terms of Securities of any series of Securities permitted by Sections 2.01 and 2.03;
      or

       (b) to evidence the succession of another corporation to ELI and the assumption by any such successor of the covenants of ELI herein contained, or to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

        (c) to evidence the succession of a new trustee hereunder or a co-trustee or separate trustee pursuant to
      Section 9.15 hereof;

        (d) to add to the covenants of the Company or ELI, for the benefit of the Holders of the Securities, or to evidence the surrender of any right or power herein conferred upon the Company or ELI; or

        (e) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, with the same force and effect as though included in the Granting Clauses hereof, additional Pledged Lessor Bonds or additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

        (f) to permit or facilitate the issuance of Securities in uncertificated form; or

        (g) to change or eliminate any provision of this Indenture; provided, however, that if such change or elimination shall adversely affect the interests of the Holders of Securities of any series, such change or elimination shall become effective with respect to such series only when no Security of such series remains Outstanding; or

        (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Holders of the Securities in any material respect.

     Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and:

        (x)    if any such amendment shall require  one  or
      more   changes  to  any  provisions  hereof  or   the
      inclusion  herein  of any additional  provisions,  or
      shall  by  operation of law be deemed to effect  such
      changes  or incorporate such provisions by  reference
      or  otherwise, this Indenture shall be deemed to have
      been  amended  so as to conform to such amendment  to
      the Trust Indenture Act, and the Company, ELI and the
      Trustee  may,  without the consent  of  any  Holders,
      enter  into  an  indenture  supplemental  hereto   to
      evidence such amendment hereof; or

       (y)   if any such amendment shall permit one or more
      changes  to,  or  the elimination of, any  provisions
      hereof  which,  at  the  date of  the  execution  and
      delivery  hereof  or  at  any  time  thereafter,  are
      required  by the Trust Indenture Act to be  contained
      herein  or  are  contained  herein  to  reflect   any
      provisions of the Trust Indenture Act as in effect at
      such  date,  this Indenture shall be deemed  to  have
      been  amended  to effect such changes or elimination,
      and the Company, ELI and the Trustee may, without the
      consent  of  any  Holders, enter  into  an  indenture
      supplemental   hereto  to  evidence  such   amendment
      hereof.

Section 11.02.  Supplemental Indenture With Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company, ELI and the Trustee, the Company and ELI, when authorized by a Board Resolution, may, and the Trustee, subject to Sections 11.03 and 11.04, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon of each series directly affected thereby:

        (a) change the Stated Maturity of the principal of, or any installment of interest on, or any Installment Payment Date, or the dates or circumstances of payment of premium, if any, on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or the premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of a Sinking Fund or through installment payments of principal in respect of such Securities, or

        (b) permit the creation of any lien prior to or, except with respect to additional series of Securities issued in accordance with the terms of this Indenture, pari passu with the Lien of this Indenture with respect to any of the Pledged Property, or terminate the Lien of this Indenture on any Pledged Property (except in each case as permitted by, and pursuant to, Article Four) or deprive any Holder of the security afforded by the Lien of this Indenture, or

        (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
      Section 13.04 for quorum or voting, or

        (d)    modify  any of the provisions of this  Section  or
      Section 8.08, except to increase any percentage or percentages referred to in this Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Upon receipt by the Trustee of Board Resolutions of the Company and ELI and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of said Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 11.03 and 11.04.

     It  shall not be necessary for any Act of Holders under this
Section   to   approve  the  particular  form  of  any   proposed
supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 11.03.  Documents Affecting Immunity or Indemnity.

     If in the opinion of the Company or the Trustee any document required to be executed by it pursuant to the terms of Section
11.02 affects any interest, right, duty, immunity or indemnity in favor of the Company or the Trustee under this Indenture or any of the Participation Agreements, the Company or the Trustee, as the case may be, may in its discretion decline to execute such document.

Section 11.04.  Election of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

Section 11.05.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall, subject to the provisions of this Article, be bound thereby.

Section 11.06.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section   11.07.    Reference  in  Securities   to   Supplemental
Indentures.

    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by any Owner Trustee, the Company or ELI, bear a notation in form approved by such Lessor, the Company, ELI and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If any Owner Trustee, the Company or ELI shall so determine, new Securities so modified as to conform, in the opinion of such Owner Trustee, the Company, ELI and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 11.08.  Trustee may Join in Amendments.

     Without the consent of the Holders of any Securities, the Trustee may join in the execution of amendments of or supplements to, or waivers of the provisions of, any Participation Agreement.

                         ARTICLE TWELVE

                   Satisfaction and Discharge

Section 12.01.  Satisfaction and Discharge of Securities.

     Any Security or Securities, or any portion of the principal amount thereof, shall, prior to the Stated Maturity of principal thereof, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged:

       (a) if the Company shall have irrevocably deposited with the Trustee, in trust, money in an amount which shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof on and prior to the Stated Maturity of principal thereof or upon redemption or each principal Installment Payment Date; or

         (b) if the Pledged Lessor Bonds, of the series corresponding to the series of which such Security or Securities are a part, shall be deemed to have been paid in accordance with Section 11.01(a) of the Lease Indenture or Lease Indentures under which such Pledged Lessor Bonds were issued;

provided, however, that, in case of redemption of Securities, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee:

        (x) if any such deposit of money shall have been made prior to the Stated Maturity of principal or Redemption Date of such Securities, a Company Order stating that such money shall be held by the Trustee, in trust, as provided in Section 12.03,

        (y)    if such Pledged Lessor Bonds are so deemed to have
      been  paid, a copy of each certificate or opinion delivered
      to   the  Lease  Indenture  Trustees  pursuant  to  Section
      11.01(a) of the related Lease Indentures; and

        (z) if such deposit shall have been made or if such pledged Lessor Bonds are so deemed to have been paid, in either case, prior to the Stated Maturity of principal or Redemption Date of such Securities, an Opinion of Counsel to the effect that such deposit or deemed payment, as the case may be, and satisfaction and discharge of indebtedness shall not be deemed to be, or result in, a taxable event with respect to the holders of such Securities for purposes of United States Federal income taxation; provided that such Opinion of Counsel need not address the matters specified in this clause (z) if the Trustee shall have received documentary evidence that each Holder of such Security either is not subject to, or is exempt from, United States Federal income taxation.

    Upon satisfaction of the aforesaid conditions with respect to any Security or Securities or portion thereof, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that such Security or Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

     If payment at Stated Maturity of principal of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 6.03 for selection for redemption of less than all the Securities of a series.

     In the event that Securities which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys, or the date on which Pledged Lessor Bonds are deemed to have been paid, as the case may be, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

      Notwithstanding the satisfaction and discharge of any Securities as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and 9.14 and this Article Twelve shall survive.

Section 12.02.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (a)   either

              (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09 and (B) Securities deemed to have been paid in accordance with Section 12.01) have been delivered to the Trustee for cancellation; or

             (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.01;

        (b) all other sums due and payable hereunder have been paid; and

        (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a Company Request, acknowledge in writing the satisfaction and discharge of this Indenture.

     Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company, ELI and the Trustee under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and
9.14 and this Article Twelve shall survive.

    Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to or upon the order of the Company, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money held by the Trustee pursuant to Section 12.03 and the Pledged Lessor Bonds.

Section 12.03.  Application of Trust Money.

     The  money  deposited with the Trustee pursuant  to  Section
12.01 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 5.03; provided, however, that, if not then needed for such purpose, such money shall, to the extent practicable, be invested in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or certificates of an ownership interest in the principal of or interest on any of such obligations, in any case maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof on and prior to the Stated Maturity, Installment Payment Dates or Redemption Date thereof, and so long as there shall not have occurred and be continuing an Event of Default, interest earned from such investment shall be paid over to or upon the order of the Company as received by the Trustee, less any fees and expenses of the Trustee (including without limitation the fees and expenses of its counsel) incurred in connection therewith free and clear of any trust, lien or pledge under this Indenture; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held by the Trustee in accordance with this Section on the Stated Maturity, Installment Payment Dates or Redemption Date of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest then due on such Securities shall be paid over to or upon the order of the Company less any fees and expenses of the Trustee (including without limitation the fees and expenses of its counsel) incurred in connection therewith free and clear of any trust, lien or pledge under this Indenture.


                        ARTICLE THIRTEEN

   Meetings of Holders of Securities; Action without Meeting

Section 13.01.  Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities of one or more, or all, series, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 13.02.  Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series for any purpose specified in Section 13.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company and ELI, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to the Company, ELI, each Owner Trustee, each Owner Participant and the Holders, in the manner provided in Sections 1.05 and 1.06 and, in the case of each Owner Trustee or Owner Participant, in the manner specified in Section 19 of the Participation Agreement, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company, by ELI or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter have proceeded to cause the meeting to be held as provided herein, then the Company, ELI or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company and ELI, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

    (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if representatives of the Company, ELI and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company, ELI and the Trustee.

Section 13.03.  Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company, ELI, any Owner Trustee and any Owner Participant and their respective counsel.

Section 13.04.  Quorum; Action.

     The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series: provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class, shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 13.05(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by Section 11.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

     Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

Section 13.05.   Attendance at Meetings; Determination of  Voting
            Rights; Conduct and Adjournment of Meetings.

     (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

    (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

    (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, ELI or by Holders of Securities as provided in Section 13.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

    (d) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

     (e) Any meeting duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 13.06.  Counting Votes and Recording Action of Meetings.

        The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in quadruplicate of all votes cast at the meeting. A record, a least in quadruplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and ELI, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 13.07.  Action Without Meeting.

     In lieu of a vote of Holders of Securities at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Securities by written instruments as provided in Section 1.04.


                        ARTICLE FOURTEEN

 Liability of the Company Solely Corporate; No Liability of ELI

Section 14.01.  Liability of the Company Solely Corporate.

     No recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

Section 14.02.  No Liability of ELI.

     In no event shall any provision of this Indenture or the Securities constitute a guaranty or assumption by ELI of the Securities or the indebtedness represented thereby (it being understood that, in accordance with Section 2.16 of each Lease Indenture, ELI may assume, or be deemed to have assumed, the Pledged Lessor Bonds).

                         _____________

      This   instrument  may  be  executed  in  any   number   of
counterparts, each of which when so executed shall be  deemed  to
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

    In Witness Whereof, the parties have caused this Indenture to be duly executed as of the day and year first above written.

                      W3A Funding Corporation




                      By
                         ----------------------------------
                         Title:  Vice President



                      Entergy Louisiana, Inc.


                      By
                         ------------------------------------
                         Title:  Vice President and Treasurer



                      Bankers  Trust Company,  as Trustee




                      By
                         ----------------------------------
                         Title:  Vice President

State of New York     )
                )  ss.:
County of New York    )


     Personally appeared before me, the undersigned authority in and for the said county and state, on this __th day of ______________, within my jurisdiction, the within named
____________, who acknowledged that he is a Vice President of W3A Funding Corporation, a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                               ---------------------------------
                                  Notary Public



My Commission Expires:

State of Louisiana )
             )  ss.:
Parish of Orleans  )


     Personally appeared before me, the undersigned authority in and for the said parish and state, on this __th day of ______________, within my jurisdiction, the within named
________________, who acknowledged that he is a _________________
of Entergy Louisiana, Inc., a Louisiana corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                   ----------------------------
                                     Notary Public



My Commission Expires:

State of New York     )
                )  ss.:
County of New York    )


     Personally appeared before me, the undersigned authority in and for the said county and state, on this __th day of _______________, within my jurisdiction, the within named
____________________, who acknowledged that he is a __________ of
Bankers Trust Company, a New York banking corporation, and that for and on behalf of the said corporation, and as its act and deed,he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                --------------------------------
                                  Notary Public







My Commission Expires:

                           EXHIBIT A

              IDENTIFICATION OF CERTAIN DOCUMENTS
                      AND PARTIES THERETO
                             PART I

     Lease - Facility Lease No. 1, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No. 1, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 1"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as trustees (together, a "Lease Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 1, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

     Participation Agreement - Participation Agreement No. 1, dated as of September 1, 1989, as amended, among the Owner Participant, the Company, the Trustee, First National Bank of Commerce, individually and as Owner Trustee, Bankers Trust Company and Stanley Burg, individually and as Indenture Trustee, and ELI.

                            PART II

     Lease - Facility Lease No. 2, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No. 2, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 2"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as trustees (together, a "Lease Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 2, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

     Participation Agreement - Participation Agreement No. 2, dated as of September 1, 1989, as amended, among the Owner Participant, the Company, the Trustee, First National Bank of Commerce, individually and as Owner Trustee, Bankers Trust Company and Stanley Burg, individually and as Indenture Trustee, and ELI.

                            PART III

     Lease - Facility Lease No. 3, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No. 3, dated as of September 1, 1989, as amended and supplemented ("Lease Indenture No. 3"), between the Owner Trustee and Security Pacific National Trust Company (New York) and Kenneth T. McGraw, as trustee (together, a "Lease Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 3, dated as of September 1, 1989, with
ESSL 2, Inc. (an "Owner Participant").

     Participation Agreement - Participation Agreement No. 3, dated as of September 1, 1989, as amended, among the Owner Participant, the Company, the Trustee, First National Bank of Commerce, individually and as Owner Trustee, Bankers Trust Company and Stanley Burg, individually and as Indenture Trustee, and ELI.

                  SUPPLEMENTAL INDENTURE NO. 1


                    dated as of July 1, 1997


                               to


                   COLLATERAL TRUST INDENTURE


                    dated as of July 1, 1997


                             among


                    W3A FUNDING CORPORATION,


                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)


                              and


                     BANKERS TRUST COMPANY,
                           as Trustee


                     Issuance of Securities
                     in connection with the
                    Lease of Three Undivided
                 Interests in Unit No. 3 of the
                    Waterford Steam Electric
                       Generating Station
                 St. Charles Parish, Louisiana

          SUPPLEMENTAL INDENTURE NO. 1, dated as of July 1, 1997, among W3A FUNDING CORPORATION, a Delaware corporation (the "Company"), ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), a Louisiana corporation ("ELI"), and BANKERS
TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").



           WHEREAS, the Company and ELI have heretofore executed and delivered to the Trustee a Collateral Trust Indenture, dated as of July 1, 1997 (the "Original Indenture"), to provide for the issuance from time to time of the Company's bonds, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"); and

           WHEREAS, Sections 2.03 and 11.01 of the Original Indenture provide, among other things, that the Company, ELI and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Securities of any series as permitted by said Sections 2.03 and 11.01; and

          WHEREAS, the Company and ELI (a) desire the issuance by the Company of a separate series of Securities to be designated as hereinafter provided and (b) have requested the Trustee to enter into this Supplemental Indenture No. 1 for the purpose of establishing the form and terms of the Securities of such series (said Original Indenture, as supplemented by this Supplemental Indenture No. 1, being hereinafter called the "Indenture"); and

           WHEREAS, all action on the part of the Company and ELI necessary to authorize the execution and delivery of this Supplemental Indenture No. 1 and the issuance of the aforesaid
Securities has been duly taken; and

           WHEREAS, all acts and things necessary to make the Securities of the series herein created and established, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture No. 1 and the creation and issuance under the Indenture of such Securities have in all respects been duly authorized;

           NOW,  THEREFORE,  THIS SUPPLEMENTAL  INDENTURE  NO.  1
WITNESSETH:

          That in order to establish the form and terms of and to authorize the authentication and delivery of the Securities of the series herein created and established, and in consideration of the acceptance of such Securities by the holders thereof and of the sum of one dollar duly paid to the Company by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and ELI each covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:


                          ARTICLE ONE

                           THE BONDS

          SECTION 1.01.  Terms of the Bonds.

           There is hereby created and established a separate series of Securities designated "Waterford 3 Secured Lease Obligation Bonds, 8.09% Series due 2017" (the "Bonds"). The Bonds shall be issued in the aggregate principal amount, shall bear interest at the rate per annum and shall have the Stated Maturity of principal set forth below:

                   Original        Interest         Final
              Principal Amount      Rate          Maturity
              -----------------    ---------      --------
Bonds           $307,632,000        8.09%      January 2, 2017

The Bonds shall be substantially in the form of Exhibit A hereto. The interest on the Bonds shall be due and payable as and from the most recent interest payment date to which interest has been paid or duly provided for or, with respect to any Bond issued prior to the first interest payment date, the date of original issuance thereof, semiannually on January 2 and July 2 in each year (commencing January 2, 1998), until the principal amount of the Bonds is paid in full or duly provided for. Payment of the principal of and premium, if any, and interest on each Bond shall be made to the Holder thereof upon presentation and surrender thereof at the corporate trust office of any Paying Agent, except that (i) payments of interest and Installment Payment Amounts on such Bonds, other than such amounts payable on the Stated Maturity thereof, shall be made without presentation or surrender thereof, by check drawn upon the Paying Agent and mailed to the address of the Holder of such Bond at the close of business on the Regular Record Date for such payment (except as provided in Section 2.16 of the Original Indenture in the case of a defaulted interest or Installment Payment Amount payment) as such address shall appear in the Security Register, and (ii) if such Holder shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by ELI, the Trustee and such Holder.


          SECTION 1.02.  Installment Payments of Principal.

          (a) Installment Payments. On each Installment Payment Date set forth below, the Company shall pay an installment of principal equal (subject to adjustment as set forth in Section 1.02(b)) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount (as hereinafter defined) of such Bond. "Original Principal Amount," when used with respect to the Bonds, means the principal amount identified as such on the face of such Bond.

          Installment                   Installment Payment
         Payment Date                        Percentage

        January 2, 1999                     8.205086597%
        January 2, 2000                     6.682958210%
        January 2, 2001                     6.682957885%
        January 2, 2002                     6.682958210%
        January 2, 2003                    10.824584244%
        January 2, 2004                     5.353311749%
        January 2, 2005                     0.203574401%
        January 2, 2006                     0.864755617%
        January 2, 2007                     0.989230639%
        January 2, 2008                     1.710452749%
        January 2, 2009                     3.631649503%
        January 2, 2010                     4.847784366%
        January 2, 2011                     7.737269855%
        January 2, 2012                     4.543215595%
        January 2, 2013                     3.328583177%
        January 2, 2014                     4.481746047%
        January 2, 2015                     4.111220549%
        January 2, 2016                     0.430046614%
        January 2, 2017                    18.688613993%

           (b) Certain Adjustments to Installment Payments and Stated Maturity. (i) The principal amount of Bonds to be paid in installments on Installment Payment Dates and at Stated Maturity, and the Stated Maturity, shall be adjusted (a "Payment Adjustment") at the direction of the Company, so as to correlate, as to amounts and dates, to any adjustment to the principal amortization and maturity schedule of the Pledged Lessor Bonds issued under any Lease Indenture pursuant to Section 2.17 of such Lease Indenture; provided, however, that (A) no Payment Adjustment shall be made by the Company which will increase or decrease the average life of the Bonds (calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than 6 months or extend the final maturity of the Bonds and (B) the Company shall be obligated to make such adjustment upon (and only upon) the direction of the Owner Trustee in accordance with Section 2(c) of the Participation Agreement. If the Company shall elect to make the foregoing adjustment, the Company shall deliver to the Trustee and ELI at least 40 days prior to the first payment date proposed to be affected by such adjustment, a Company Request (A) stating that the Company is obligated to make a Payment Adjustment as contemplated in this Section, (B) setting forth a revised maturity and Installment Payment Percentage schedule applicable to the Bonds as to which a Payment Adjustment is to be made,
(C)  attaching  a  copy  of  the revised  principal  schedule  or
schedules  for  the  corresponding  Pledged  Lessor  Bonds,   and
(D) attaching calculations showing that (x) the average life of the Bonds will not be reduced or increased except as permitted by this subsection (b), (y) the aggregate principal amount of the Pledged Lessor Bonds identified on Schedule 1 hereto equals the aggregate principal amount of the Bonds and (z) the principal amortization schedules of such Pledged Lessor Bonds are such as to provide funds sufficient to repay in full, as and when due, the principal of the Bonds as and when scheduled to become due, whether upon payment of applicable Installment Payment Amounts on Installment Payment Dates or at Stated Maturity. The Trustee may conclusively rely on such Company Request and shall have no duty with respect to the calculations referred to in the foregoing clause (D), other than to make them available for inspection by any Holder of Bonds at the Corporate Trust Office upon reasonable notice and during business hours. The Trustee shall, at the expense of ELI, send to each Holder of Bonds in respect of which a Payment Adjustment has been made at least 30 days before the first payment date to be affected thereby, by first class mail, a copy of a schedule of principal amounts of Bonds to be repaid after giving effect to such Payment Adjustment.

           (ii) In the event that there shall have been any partial redemption of the Bonds (other than pursuant to principal installment payments), each Installment Payment Amount for each Bond subsequent to such redemption shall be reduced by (i) in the case of a partial redemption pursuant to Section 1.05 hereof, an amount equal to the amount obtained by multiplying such Installment Payment Amount as in effect prior to such redemption by a fraction of which the numerator shall be the aggregate principal amount of Bonds redeemed pursuant to such partial redemption, and the denominator shall be the aggregate unpaid principal amount of Bonds Outstanding immediately prior to such redemption and (ii) in the case of a partial redemption pursuant to Section 1.03 hereof, an amount such that the aggregate of all principal installment payments to be made on the Bonds on the relevant Installment Payment Date shall be equal to the amount of principal of the Pledged Lessor Bonds to be paid on such date under the remaining Lease Indentures, any such reduction to be made on a pro rata basis, as nearly as practicable, among the Holders of the Bonds of such series.

          SECTION 1.03.  Redemption upon Lease Termination.

            If  any  Lease  is  to  be  terminated  pursuant   to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and all Pledged Lessor Bonds issued under the related Lease Indenture are to be prepaid, Bonds, equal in principal amount to the Pledged Lessor Bonds issued under such Lease Indenture shall be redeemed, on the date on which such Pledged Lessor Bonds are to be prepaid, at a Redemption Price equal to 100% of the unpaid principal amount thereof plus accrued interest, if any, to the Redemption Date, all subject, however, except in the case of a termination pursuant to Section 14 of such Lease, to the right of ELI to assume such Pledged Lessor Bonds in which event there shall be no redemption of Bonds as a consequence of such termination.

          SECTION 1.04.  Sinking Fund Redemption.

           There shall be no Sinking Fund for the retirement of the Bonds of either series.

          SECTION 1.05.  Other Redemption.

          The Bonds shall be subject to redemption, at the option of the Company, with the written consent of the Lessee and the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Price of 100% of the unpaid principal amount of the Bonds to be so redeemed, plus accrued interest, if any, thereon to the Redemption Date, plus, if such redemption is made prior to January 22, 2008, the Make-Whole Premium, if any. "Make-Whole Premium" shall mean, with respect to the principal amount of any Bond to be redeemed on any Redemption Date, the amount which the Investment Banker determines as of the third Business Day prior to such Redemption Date to equal the product obtained by multiplying (a) the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest from the Redemption Date to Stated Maturity, computed on a semi-annual basis by discounting such payments on each January 2 and July 2 at a rate equal to the
Treasury Rate plus .125%, based on a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such Bond plus any accrued but unpaid interest thereon by (b) a fraction the numerator of which shall be the principal amount of such Bond to be redeemed on such Redemption Date and the denominator of which shall be the aggregate unpaid principal amount of such Bond; provided that the aggregate unpaid principal amount of such Bond for the purpose of clauses (a)(ii) and (b) of this definition shall be determined after deducting the principal
installment,  if  any, due on such Redemption Date.   "Investment
Banker" shall mean an independent investment banking institution of national standing appointed by ELI or, if the Trustee does not receive notice of such appointment at least ten days prior to a scheduled Redemption Date or if an event of default under any Lease shall have occurred and be continuing, appointed by the Owner Trustee. "Treasury Rate" shall mean, with respect to each Bond to be redeemed, a per annum rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity of United States Treasury securities maturing on the Average Life Date of such Bond, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Bond and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Bond, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Bond is reported in the most
recent  H.15(519), as published in H.15(519)).   H.15(519)  means
"Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third business day prior to the applicable Redemption Date. "Average Life Date" shall mean, with respect to any Bond to be redeemed, the date which follows the redemption date by a period equal to the Remaining Weighted Average Life of
such  Bond.   "Remaining Weighted Average Life" shall mean,  with
respect to any Bond to be redeemed, the number of days equal to the quotient obtained by dividing (A) the sum of the products
obtained   by  multiplying  (1)  the  amount  of  each  remaining
principal payment on such Bond by (2) the number of days from and including the redemption date, to but excluding the scheduled payment date of such principal payment by (B) the unpaid principal amount of such Bond.

           Section  1.06.  Selection by Trustee of  Bonds  to  be
Redeemed.

           Subject to the provisions of subsection (a) and (b) of
Section 6.03 of the Original Indenture, if fewer than all of the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee by prorating, as nearly as practicable, the principal amount of such Bonds to be redeemed among the Holders of such Bonds.


                          ARTICLE TWO

                     PLEDGE OF LESSOR BONDS

          Section 2.01.  Pledge of Lessor Bonds.

           To secure the payment of the principal of and premium, if any, and interest on all the Securities from time to time Outstanding under the Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm to the Trustee and create a security interest in favor of the Trustee, for the benefit of the Holders, in the Lessor Bonds identified on
Schedule 1 hereto (herein referred to as the "Pledged Lessor Bonds"), to be held by the Trustee, in trust, for the uses and purposes, and subject to the covenants and conditions, set forth in the Original Indenture.


                         ARTICLE THREE

                         MISCELLANEOUS

          SECTION 3.01.  Execution as Supplemental Indenture.

          This Supplemental Indenture No. 1 is executed and shall be construed as an indenture supplemental to the Original
Indenture and, as provided in the Original Indenture, this Supplemental Indenture No. 1 forms a part thereof.

          SECTION 3.02.  Definitions.

           Capitalized  terms used which are not  defined  herein
shall   have  the  meanings  ascribed  thereto  in  the  Original
Indenture.

          SECTION 3.03.  Counterpart Execution.

           This Supplemental Indenture No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          SECTION 3.02.  Governing Law.

           This Supplemental Indenture No. 1 is being and will be executed and delivered in the State of New York, shall be deemed to be a contract made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.


           IN WITNESS WHEREOF, the Company, ELI and the Trustee have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.


                              W3A FUNDING CORPORATION



                              By
                                 -------------------------
                                   Title:  Vice President




                              ENTERGY LOUISIANA, INC.



                              By
                                 -------------------------
                                   Title:  Vice President



                              BANKERS TRUST COMPANY, as Trustee



                              By
                                 --------------------------
                                   Title:  Vice President

STATE OF NEW YORK        )
                         )ss.:
COUNTY OF NEW YORK  )


            Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ____________, within my jurisdiction, the within named _____________, who acknowledged that he is a Vice President of W3A FUNDING CORPORATION, a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                              ___________________________________
                                   Notary Public




My Commission Expires:


__________________________

STATE OF LOUISIANA       )
                         )ss.:
PARISH OF ORLEANS        )


            Personally appeared before me, the undersigned authority in and for the said parish and state, on this ____ day of _____________, within my jurisdiction, the within named ___________, who acknowledged that he is a ______________________
_________ of ENTERGY LOUISIANA, INC., a Louisiana corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                              ___________________________________
                                   Notary Public



My Commission Expires:


__________________________

STATE OF NEW YORK        )
                         )ss.:
COUNTY OF NEW YORK  )


            Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______________, within my jurisdiction, the within named ________________, who acknowledged that he is a Vice President of BANKERS TRUST COMPANY, a New York banking corporation, Trustee under the above and foregoing instrument, and that for and on behalf of the said corporation, and as its act and deed in said capacity as Trustee and its having been duly authorized so to do, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                              ___________________________________
                                   Notary Public







My Commission Expires:


__________________________

                                                       SCHEDULE 1


                      PLEDGED LESSOR BONDS

        Lessor Bonds Issued Under Lease Indenture No. 1

                       Principal      Interest
        Number          Amount         Rate        Maturity
        ------         ---------     --------      --------

        R-1A-1       174,000,000       8.09%       January 2, 2017


        Lessor Bonds Issued Under Lease Indenture No. 2

                      Principal      Interest
        Number          Amount         Rate      Maturity
        ------        ----------     ---------   --------

        R-2B-1        87,000,000       8.09%     January 2, 2017


        Lessor Bonds Issued Under Lease Indenture No. 3

                      Principal       Interest
        Number         Amount          Rate      Maturity
        ------        ----------      ---------  --------

        R-3C-1        46,632,000       8.09%     January 2, 2017

                                                        EXHIBIT A


                          FORM OF BOND

NUMBER
R-
                    ________________________

                          WATERFORD 3
                 SECURED LEASE OBLIGATION BOND,
                     8.09 % SERIES DUE 2017

                            STATED
  INTEREST RATE            MATURITY               CUSIP
      8.09%            January 2, 2017

REGISTERED HOLDER:



ORIGINAL PRINCIPAL AMOUNT:                                DOLLARS

            W3A   Funding  Corporation,  a  Delaware  corporation
(hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below, all capitalized terms used herein without definition herein having the meanings ascribed thereto in such Indenture), for value received hereby promises to pay to the Registered Holder named above, or registered assigns, the unpaid portion of the Original Principal Amount (stated above) in installments on each Installment Payment Date as set forth below with the final installment due and payable on the Stated Maturity (stated above) and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the principal amount remaining unpaid from time to time from the most recent interest payment date to which interest has been paid or duly provided for or, if this Bond is dated prior to January 2, 1998, the date of the original issuance of Bonds of this series, semiannually on January 2 and July 2 in each year, commencing January 2, 1998 at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment.

           Payment of the principal of, and premium, if any, and interest on this Bond shall be made upon presentation and surrender hereof at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts, except that
(i) payment of interest and Installment Payment Amounts (other than such amounts payable on the Stated Maturity hereof) shall be made, without presentation or surrender hereof, by check mailed to the address of the Holder of this Bond at the close of business on the Regular Record Date for such payment, whether or not such Regular Record Date is a Business Day, as such address shall appear in the Security Register and (ii) if such Holder shall be a securities depositary, such payment shall be made by such means in lieu of check as shall be agreed upon by ELI (as hereinafter defined), the Trustee and such Holder. The Regular Record Date for a January 2 payment shall be December 15 and the Regular Record Date for a July 2 payment shall be June 15. Notwithstanding the foregoing, any interest or Installment Payment Amount not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest or defaulted installment to be fixed by the Trustee (as defined on the reverse hereof), notice of which shall be given to the Holders of the Bonds not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

           As provided in the Indenture, in any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any bond, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Bond) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment Payment Date or date for the payment of defaulted interest or principal, as the case may be.

           This Bond is one of an authorized issue of Securities of the Company known as its "Waterford 3 Secured Lease Obligation Bonds, 8.09 % Series due 2017" (the "Bonds"). The Bonds are issued under and secured by a Collateral Trust Indenture, dated as of July 1, 1997 (the "Original Indenture"), among the Company, Entergy Louisiana, Inc. (formerly Louisiana Power & Light Company), a Louisiana corporation ("ELI"), and Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by Supplemental Indenture No. 1, dated as of July 1, 1997 among such parties (together, and as thereafter amended in accordance with its terms, the "Indenture"). The Indenture permits the issuance of additional series of Securities for the purposes and as provided therein. All Bonds are secured equally and ratably with one another and with any other Securities of the Company issued under the Indenture, as amended or supplemented. Reference is hereby made to the Indenture and any supplements or amendments thereto for a description of the nature and extent of the Securities issued thereunder, the property assigned, pledged and transferred thereunder and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of such security and the terms upon which the Bonds are to be authenticated and delivered. The Holder of this Bond, by its acceptance hereof, is deemed to have consented and agreed to all the terms and provisions of the Indenture.

           The unpaid principal of and premium, if any, and interest on this Bond are payable from and secured by the assets subject to the lien of the Indenture and the income and proceeds received by the Trustee therefrom and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture.

           The Indenture provides that certain promissory bonds ("Pledged Lessor Bonds") are subject to the lien of the Indenture and that additional Pledged Lessor Bonds, as and when issued, can be made subject to the lien of the Indenture pursuant to Indenture supplements. The Pledged Lessor Bonds subject to the lien of the Indenture on the date of the initial issuance of Bonds were issued by First National Bank of Commerce, as owner trustee ("Owner Trustee") under each of Trust Agreement No. 1, Trust Agreement No. 2 and Trust Agreement No. 3 (each, a "Trust Agreement" and, together, the "Trust Agreements"), each such Trust Agreement with the institutional investor party thereto (each such institutional investor, an "Owner Participant"). Such Pledged Lessor Bonds were issued under either Indenture of Mortgage and Deed of Trust No. 1, or Indenture of Mortgage and Deed of Trust No. 2 or Indenture of Mortgage and Deed of Trust No. 3, each such indenture between an Owner Trustee, as owner trustee and lessor (a "Lessor") and Bankers Trust Company and Stanley Burg, as Corporate Indenture Trustee and Individual Indenture Trustee, respectively (each of such indentures, as it was executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease Indenture" and each Corporate Indenture Trustee thereunder being herein called a "Lease Indenture Trustee"). Reference is made to each Lease Indenture for a description of the nature and extent of property assigned, pledged, transferred and mortgaged thereunder and the rights of the holders of Pledged Lessor Bonds. Except as expressly provided in a Lease Indenture, all payments of principal, premium, if any, and interest to be made on a Pledged Lessor Bond issued under such Lease Indenture will be made only from the assets subject to the lien of such Lease Indenture or the income and proceeds received by the Lease Indenture Trustee therefrom, including, in the case of each Lease Indenture, the rights of the Lessor which is a party thereto to receive basic rentals and certain other payments under a Facility Lease with ELI relating to an undivided interest in certain assets constituting part of Unit No. 3 of the Waterford Steam Electric Generating Station (each of such Facility Leases, as it was executed and delivered and as thereafter amended in accordance with its terms being herein called a "Lease"), which basic rentals and other payments will be at least sufficient to provide for the scheduled payments of the principal of and interest on each Pledged Lessor Bond issued under such Lease Indenture. Each Holder of this Bond, by its acceptance hereof, is deemed to have agreed (x) that it will look solely to the assets subject to the lien of the Indenture or the income or proceeds received by the Trustee therefrom, to the extent available for distribution to the Holder hereof as provided in the Indenture, and (y) that none of any Owner Participant, any Lessor, any Lease Indenture Trustee or the Trustee is liable to the Holder hereof or, in the case of any Owner Participant, Lessor or Lease Indenture Trustee, to the Trustee, for any amounts payable on this Bond, or, except as provided in the Indenture with respect to the Trustee, for any liability under the Indenture.

           With certain exceptions as therein provided, the supplementation of the Indenture for the purpose of adding any provisions thereto, or changing in any manner or eliminating any of the provisions thereof, will require the consent of the Holders of not less than a majority in aggregate unpaid principal amount of all Securities of all series at the time Outstanding under the Indenture considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate unpaid principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate unpaid principal amount of the Securities at the time Outstanding, on behalf of the Holders of all of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

           On each Installment Payment Date set forth below, the Company shall pay an installment of principal of this Bond equal (subject to adjustment as hereinafter described) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount stated on the face of this Bond.

      Installment       Installment        Outstanding
      Payment Date   Payment Percentage   Balance Factor

   January 2, 1999       8.205086597%       0.9179491
   January 2, 2000       6.682958210%       0.8511196
   January 2, 2001       6.682957885%       0.7842900
   January 2, 2002       6.682958210%       0.7174604
   January 2, 2003      10.824584244%       0.6092145
   January 2, 2004       5.353311749%       0.5556814
   January 2, 2005       0.203574401%       0.5536457
   January 2, 2006       0.864755617%       0.5449981
   January 2, 2007       0.989230639%       0.5351058
   January 2, 2008       1.710452749%       0.5180013
   January 2, 2009       3.631649503%       0.4816848
   January 2, 2010       4.847784366%       0.4332070
   January 2, 2011       7.737269855%       0.3558343
   January 2, 2012       4.543215595%       0.3104021
   January 2, 2013       3.328583177%       0.2771163
   January 2, 2014       4.481746047%       0.2322988
   January 2, 2015       4.111220549%       0.1911866
   January 2, 2016       0.430046614%       0.1868861
   January 2, 2017      18.688613993%       0.0000000

The "Outstanding Balance Factor" as used in the foregoing table is for descriptive purposes only, and, unless there has been a partial redemption or a default or another installment payment adjustment, when multiplied by the Original Principal Amount of this Bond, represents the remaining unpaid principal amount of this Bond as of the Installment Payment Date indicated after payment of the principal installment on such date.

           As provided in the Indenture, the Stated Maturity and the amount of installment payments of principal for the Bonds may be adjusted, subject to certain restrictions, at the discretion of the Company in connection with certain recalculations of basic rent pursuant to either of the Leases; provided, however, that no payment adjustment shall be made by the Company which will increase or decrease the average life of the Bonds of this series (calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than 6 months or extend the Stated Maturity of Bonds of this series.

           In the event of any partial redemption of Bonds (other than pursuant to the aforementioned principal installment payments) the amount of each installment payment of principal to be paid thereafter pursuant to the installment payment schedule indicated above and at the Stated Maturity shall be adjusted in accordance with the Indenture.

           Notwithstanding anything to the contrary set forth herein or in the Indenture, the unpaid principal amount hereof recorded on the Security Register maintained by the Security Registrar shall be controlling as to the remaining unpaid principal amount hereof.

            If  any  Lease  is  to  be  terminated  pursuant   to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and all Lessor Bonds issued under the related Lease Indenture are to be prepaid, Bonds, equal in principal amount to the Pledged Lessor Bonds issued under such Lease Indenture, shall be redeemed, on the date on which such Pledged Lessor Bonds are to be prepaid, at a redemption price equal to 100% of the unpaid principal amount thereof plus accrued interest to the Redemption Date, all subject, however, except in the case of a termination pursuant to
Section 14 of such Lease, to the right of ELI to assume such Pledged Lessor Bonds in which event there shall be no redemption of Bonds as a consequence of such termination.

            The Bonds of this series shall be subject to redemption, at the option of the Company, with the prior written consent of the Lessee and the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Price of 100% of the unpaid principal amount of such Bonds to be so redeemed, plus accrued interest, if any, thereon to the Redemption Date, plus, if such redemption is made prior to January 22, 2008, the Make-Whole Premium, if any, for the Bonds calculated as provided in the Indenture.

           In the event that any of the Bonds are called for redemption, notice shall be given to the Holders in accordance with Section 6.04 of the Original Indenture not less than 30 nor more than 60 days prior to the redemption date.

           With respect to any notice of redemption of Bonds (and not with respect to installment payments of principal payable on Installment Payment Dates) unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with the provisions of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made.

           Bonds (or portions thereof as aforesaid) for which redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

           If an Event of Default shall occur, the unpaid principal of this Bond may become or be declared due and payable in the manner and with the effect provided in the Indenture.

           The obligation of the Company to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture, is subject to being legally discharged prior to the Stated Maturity of this Bond upon the deposit with the Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

           This Bond is transferable by the Holder hereof in person or by attorney authorized in writing, at the Corporate Trust Office of the Security Registrar (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough). Upon surrender for registration of transfer of this Bond, the Company shall execute, and the Trustee (or any Authenticating Agent) shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

          The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple thereof. As provided in and subject to the provisions of the Indenture, Bonds may be exchanged for other Bonds of the same series, of authorized denominations, and of like tenor and aggregate principal amount, upon surrender at any office maintained for such purpose pursuant to the Indenture.

           No service charge will be made to any Holder of Bonds for any such transfer or exchange but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

           As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.

           Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:

                                   W3A FUNDING CORPORATION


                                   By
                                      ----------------------
                                        Vice President
Attest --------------------------
              Secretary


CERTIFICATE OF AUTHENTICATION

This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture

                               , as Trustee


By
   ------------------------
     Authorized Officer


Dated __________________________

                        AMENDMENT NO. 1

                   dated as of June 25, 1997

                               to

              TAX INDEMNIFICATION AGREEMENT No. 1


                 dated as of September 1, 1989


                            between


                          ESSL 2, INC.
            Beneficiary under Trust Agreement No. 1,
                  dated as of September 1, 1989

                              with

                FIRST NATIONAL BANK OF COMMERCE
                        AS OWNER TRUSTEE,

                            Lessor,

                               and

                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)

                             Lessee



   SALE AND LEASEBACK OF AN UNDIVIDED INTEREST IN UNIT NO. 3
       OF THE WATERFORD STEAM ELECTRIC GENERATING STATION

          AMENDMENT NO. 1, dated as of June 25, 1997 ("TIA Amendment No. 1"), to TAX INDEMNIFICATION AGREEMENT No. 1, dated as of September 1, 1989, between ESSL 2 INC., a Delaware corporation (the "Owner Participant"), beneficiary under the Trust Agreement, with FIRST NATIONAL BANK OF COMMERCE, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (the "Lessor") and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), a Delaware corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement No. 1, dated as of September 1, 1989, (as amended by Amendment No. 1 thereto, dated as of the date hereof and as otherwise modified, amended or supplemented pursuant to the terms thereof; the "Participation Agreement") among the Owner Participant, the Lessor, BANKER'S TRUST COMPANY, not in its individual capacity but solely as successor Corporate Indenture Trustee under Indenture No. 1 and STANLEY BURG, not in his individual capacity but solely as successor Individual Indenture Trustee under Indenture No. 1, and the Lessee, or the Refunding Agreement.

          WHEREAS, pursuant to Participation Agreement No. 1, the
Lessor agreed to purchase the Undivided Interest with funds provided by the Owner Participant and by the issuance of the Initial Series Bonds;

          WHEREAS, the Lessor executed the Facility Lease pursuant to which the Lessor has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an Additional Equity Investment and to cause the refinancing of the Initial Series Bonds through the issuance of the 1997 Bonds in amounts which, when added to the Additional Equity Investment made by the Owner Participant and any Rent paid by the Lessee, will be sufficient to redeem the Initial Series Bonds, including any premium and accrued interest thereon and to pay the Refunding Expenses; and

          WHEREAS, the Owner Participant and the Lessee have heretofore executed Tax Indemnification Agreement No. 1 and desire to amend Tax Indemnification Agreement No. 1 as hereinafter provided to clarify their respective rights and obligations arising from the transactions contemplated by Refunding Agreement No. 1 (the "Refunding");

               NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          Tax Indemnification Agreement No. 1 is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1. Section 1.1(h) thereof is amended by (i) deleting the word "and" before "(vii)" and (ii) inserting the words ", and
(viii) any Supplemental Rent paid in connection with the Refunding" immediately after the words "retained by the Owner
Participant".

          2. Section 1.1(i) thereof is amended by (i) inserting the words "through 1992 and 35% for each taxable year" immediately after the words "each taxable year" and immediately before the word "thereafter".

          3. Section 1.1(o) thereof is amended by inserting the words ", Retirement Premium Deduction, Refunding Amortization
Deductions" immediately after the words "the Amortization
Deductions" and immediately before the words "and the Interest
Deductions".

          4. Section 1.1(p) thereof is amended by inserting the words "and the Refunding Date will be the date set forth in
Schedule 1 to Amendment No. 1 to the Participation Agreement" immediately after the words "Participation Agreement" and immediately before the period ending the sentence.

          5. Section 1.1 thereof is amended by adding the following tax assumptions after Section 1.1(p):

          "(q) The Owner Participant will be allowed a deduction for the premium paid with respect to the Refunded Bonds in the taxable year of the Owner Participant in which such premium is paid or accrued (the "Retirement Premium Deduction"); and the Owner Participant will be entitled to take the Retirement Premium Deduction into account in computing its consolidated federal income tax liability in accordance with the accrual method of tax accounting.

          (r) The Owner Participant will be allowed deductions for amortization of an amount equal to the Refunding Expenses to the extent payable by the Lessor pursuant to
     Section 3.01 of the Refunding Agreement computed on a straight-line basis over a term from the Refunding Date to the end of the Basic Lease Term (the "Refunding Amortization Deductions"); and the Owner Participant will be entitled to take the Refunding Amortization Deductions into account in computing its consolidated federal income tax liability in accordance with the accrual method of tax accounting."

          6. The last sentence of section 1.1 thereof is amended by replacing "(p)" immediately after the words "The foregoing clauses (a) through" with "(r)".

          7. Section 1.2(1)(d) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions," and immediately before the words "or any corresponding deduction or credit".

          8. Section 1.2(1) is amended by adding the following representation after Section 1.2(1)(e):

          "(f) Assuming that the Facility Lease is a "true" lease for federal income tax purposes, the Owner Participant will be entitled to deduct the Retirement Premium Deduction and the Refunding Amortization Deductions."

          9. Section 3.1(a)(1)(A) thereof is amended by inserting the words "(except the Refunding Agreement and any related amendments to the Transaction Documents)" (i) immediately after the words "the Transaction Documents" and immediately before the words "or an act", (ii) immediately after the words "the Transaction Documents" and immediately before the words ") by (i)" and (iii) immediately after the words "the Transaction Documents" and immediately before words ", shall each be an act".

          10. Section 3.1(a)(1) thereof is amended by deleting the word "or" at the end of paragraph (F) thereof, inserting the word "or" at the end of paragraph (G) thereof and adding the following paragraph after paragraph (G) thereof:

          "(H) the presence of Funding Corporation, or any successor or assign thereof, in the transactions contemplated by the Transaction Documents,"

          11. Section 3.1(a)(2)(A) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding Amortization Deductions", immediately after the words "the Amortization Deductions," and immediately before the words "or the Interest Deductions".

          12. Section 6(a) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions" and immediately before the words "or the Interest Deductions".

          13. Section 6(b) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions" and immediately before the words "or the Interest Deductions".

          IN WITNESS WHEREOF, the Owner Participant and the Lessee have each caused this TIA Amendment No. 1 to be duly executed in New York, New York by their respective officers thereunto duly authorized as of the date first set forth above.

                              ENTERGY LOUISIANA, INC.



                              Name:
                              Title:


ATTEST:                       ESSL 2, INC.



Name:                              Name:
Title:                             Title:

                         ACKNOWLEDGMENT



STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


          On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _____________________, who being by me duly sworn did say that he is a ___________________ of ESSL 2, INC., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.



                                             Notary Public

My Commission Expires:

_________ __, ____

                         ACKNOWLEDGMENT



STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


          On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared _____________________, who being by me duly sworn did say that he is a ___________________ of ENTERGY LOUISIANA, INC., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.



                                             Notary Public

My Commission Expires:

_________ __, ____